             AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON

                                 APRIL 27, 2004

                                                     REGISTRATION NOS. 333-38045
                                                                       811-08443


--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                         POST-EFFECTIVE AMENDMENT NO. 11
                                     AND/OR
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 11


                                   ----------

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   ----------

                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 725-6666


                              ROBERT M. NELSON, ESQ.
                      SALOMON BROTHERS ASSET MANAGEMENT INC
                            300 FIRST STAMFORD PLACE
                                  FOURTH FLOOR
                               STAMFORD, CT 06902
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   ----------

                                   COPIES TO:


                              SARAH E. COGAN, ESQ.
                         SIMPSON THACHER & BARTLETT LLP
                              425 LEXINGTON AVENUE
                               NEW YORK, NY 10017


                                   ----------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.

     It is proposed that this filing will become effective:

          [ ] immediately upon filing pursuant to Rule 485(b)

          [X] on April 29, 2004 pursuant to paragraph (b)

          [ ] 60 days after filing pursuant to paragraph (a)(1)

          [ ] on (date) pursuant to paragraph (a)(1)

          [ ] 75 days after filing pursuant to paragraph (a)(2)

          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

          [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              Salomon Brothers

                         VARIABLE SERIES FUNDS INC

                                 Prospectus

                                All Cap Fund
                                  Class I


                               April 29, 2004

                        --------------------------
                             SALOMON BROTHERS
                        --------------------------
                                  ASSET MANAGEMENT

The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


                               Fund goals, strategies and risks............................    2
                               More on the fund's investments..............................    5
                               Management..................................................    9
                               Share transactions..........................................   11
                               Dividends, distributions and taxes..........................   13
                               Financial highlights........................................   14


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING



                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 1

--------------------------------------------------------------------------------
 ALL CAP FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks capital appreciation through investment in
 OBJECTIVE               securities which the manager believes have above-average
                         capital appreciation potential. This objective may be
                         changed without shareholder approval.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities
                         convertible into common stocks, of companies the manager
                         believes are undervalued in the marketplace. While the
                         manager selects investments primarily for their capital
                         appreciation potential, secondary consideration is given to a company's dividend record and the potential for an
                         improved dividend return. The fund generally invests in
                         securities of large well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The
                         fund may also invest in non-dividend paying stocks.
-------------------------------------------------------------------------------------
 HOW THE                 The manager employs a two-step stock selection process in
 MANAGER                 its search for undervalued stocks of temporarily out of
 SELECTS THE             favor companies. First, the manager uses proprietary models
 FUND'S                  and fundamental research to try to identify stocks that are
 INVESTMENTS             underpriced in the market relative to their fundamental
                         value. Next, the manager looks for a positive catalyst in
                         the company's near term outlook which the manager believes will accelerate earnings or improve the value of the
                         company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors. When evaluating an
                         individual stock, the manager looks for:

                          Low market valuations measured by the manager's valuation
                          models.

                          Positive changes in earnings prospects because of factors
                          such as:

                             New, improved or unique products and services.

                             New or rapidly expanding markets for the company's products.

                             New management.

                             Changes in the economic, financial, regulatory or political environment particularly affecting the company.

                             Effective research, product development and marketing.

                             A business strategy not yet recognized by the
                             marketplace.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Equity investments may involve added risks. Investors could
 OF INVESTING IN         lose money on their investment in the fund, or the fund may
 THE FUND                not perform as well as other investments, if any of the
                         following occurs:

                          U.S. stock markets decline or perform poorly relative to
 Investing in             other types of investments.
 small
 capitalization           An adverse event, such as negative press reports about a
 companies                company in the fund's portfolio, depresses the value of the
 involves a               company's stock.
 substantial risk
  of loss.                The manager's judgment about the attractiveness, relative
                          value or potential appreciation of a particular sector or
                          security proves to be incorrect.

                          Greater volatility of share price because of the fund's
                          ability to invest in small cap companies. Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:

                          Be more sensitive to changes in earnings results and investor expectations.

                          Have more limited product lines, capital resources and management depth.

                          Experience sharper swings in market values.



                 Salomon Brothers Variable Series Funds Inc - 2

                          Be harder to sell at the times and prices the manager believes appropriate.

                          Offer greater potential for gain and loss.

                         The fund is not diversified as defined by the Investment
                         Company Act of 1940, which means that it is permitted to
                         invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer. However, the manager seeks to diversify the fund's investments across industries, which may help to reduce this risk.

                 Salomon Brothers Variable Series Funds Inc - 3


                                                       [GRAPH]
                                            Calendar Year      % of Total Return
                                            ------------       -----------------
 PERFORMANCE                                   1999                22.08
 The bar chart indicates the risks of          2000                18.24
 investing in the fund by showing              2001                 1.91
 changes in the fund's performance             2002               (25.06)
 from year to year. Past performance           2003                39.03
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS:
 Highest: 21.30% in
 2nd quarter 2003;
 Lowest:  - 20.63% in
 3rd quarter 2002
                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the fund
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. The
                                                                                   performance indicated
                                                                                   does not reflect
                                                                                   variable annuity or
                                                                                   life insurance contract
                                                                                   charges, which, if
                                                                                   included, would lessen
                                                                                   performance.



---------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

-----------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2003)

                     Inception       1 Year         5 Years          Since Inception
                          Date

-----------------------------------------------------------------------------------------
 Fund                    2/17/98        39.03%          8.92%               10.64%
 Russell 3000 Index      2/17/98        31.06%          0.37%                3.76%

                                                                                              COMPARATIVE
                                                                                              PERFORMANCE
                                                                                              The table indicates the
                                                                                              risk of investing in
                                                                                              the fund by comparing
                                                                                              the average annual
                                                                                              total return for the
                                                                                              periods shown to that
                                                                                              of Russell 3000 Index,
                                                                                              a broad-based unmanaged
                                                                                              capitalization weighted
                                                                                              index of large
                                                                                              capitalized companies.
                                                                                              An investor cannot
                                                                                              invest directly in an
                                                                                              index. The performance
                                                                                              indicated does not
                                                                                              reflect variable
                                                                                              annuity or life
                                                                                              insurance contract
                                                                                              charges, which, if
                                                                                              included, would lessen
                                                                                              performance.


 FEE TABLE


-------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                               None
 Maximum deferred sales charge on redemptions                    None

-------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
         Management fees                                        0.85%

-------------------------------------------------------------------------
         Distribution and service (12b-1) fees                   None

         Other expenses                                         0.13%

-------------------------------------------------------------------------
         Total annual fund operating expenses*                  0.98%

                                                                                      FEES AND EXPENSES
                                                                                      This table sets forth
                                                                                      the fees and expenses
                                                                                      you will pay if you
                                                                                      invest in shares of the
                                                                                      fund.


 * The manager has voluntarily agreed to waive its management fee and/or reimburse the fund for certain expenses so that the fund's total annual operating expenses will not exceed 1.00%. The manager may discontinue this waiver and/or reimbursement at any time.


 EXAMPLE


-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be                                $100      $312      $542       $1,201

 The example assumes:  You invest $10,000 for the period shown

                       You reinvest all distributions and dividends without a sales charge

                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                       Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)

                       Redemption of your shares at the end of the period
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.
                                                                                               This example does not
                                                                                               reflect variable
                                                                                               annuity or life
                                                                                               insurance contract
                                                                                               charges, which, if
                                                                                               included, would
                                                                                               increase the cost of
                                                                                               your investment.


                 Salomon Brothers Variable Series Funds Inc - 4

--------------------------------------------------------------------------------

 MORE ON THE FUND'S INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 The fund's investment     ALL CAP FUND
 objective and its         The fund may invest in investment grade fixed income
 principal investment      securities and may invest up to 20% of its net assets
 strategies and risks are  in non-convertible debt securities rated below
 described under 'Fund     investment grade or, if unrated, of equivalent
 goals, strategies and     quality as determined by the manager. The fund may
 risks.'                   invest without limit in convertible debt securities.
                           The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The fund may also invest up to 20% of its assets in securities of foreign issuers.


 This section provides
 additional information about
 the fund's investments and
 certain portfolio management
 techniques the fund may use
 to achieve its objective. Of
 course, there is no assurance
 that the fund will achieve its
 objective. More information
 about the fund's investments
 and portfolio management
 techniques, some of which
 entail risks, is included in the
 statement of additional
 information (SAI).



 Any policy or limitation for
 the fund that is expressed as
 a percentage of assets is
 considered only at the time of
 purchase of portfolio
 securities. The policy will not
 be violated if these limitations
 are exceeded after purchase
 because of changes in the
 market value of the fund's
 assets or for any other
 reason.

--------------------------------------------------------------------------------
 EQUITY INVESTMENTS        Subject to its particular investment policies, the
                           fund may invest in all types of equity securities.
                           Equity securities include common stocks traded on an
                           exchange or in the over-the-counter market, preferred
                           stocks, warrants, rights, convertible securities,
                           depositary receipts, trust certificates, limited
                           partnership interests, shares of other investment
                           companies and real estate investment trusts.
--------------------------------------------------------------------------------

 FIXED INCOME INVESTMENTS

                           Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments


                 Salomon Brothers Variable Series Funds Inc - 5
                           and their political subdivisions. See 'Foreign and emerging market investments' and 'Sovereign government and supranational debt' below.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
--------------------------------------------------------------------------------

 CREDIT QUALITY            If a security receives different ratings, the fund
                           will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over-the-counter derivatives contracts.

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                            They have received a comparable short-term or other rating.
                            They are unrated securities that the manager
                            believes are of comparable quality to investment grade securities.
--------------------------------------------------------------------------------

 HIGH YIELD, LOWER QUALITY The fund may invest in fixed income securities that
 SECURITIES                are high yield, lower quality securities rated by a
                           rating organization below its top four long-term
                           rating categories or unrated securities determined by
                           the manager to be of equivalent quality. The issuers
                           of lower quality bonds may be highly leveraged and
                           have difficulty servicing their debt, especially
                           during prolonged economic recessions or periods of
                           rising interest rates. The prices of lower quality
                           securities are volatile and may go down due to market
                           perceptions of deteriorating issuer creditworthiness
                           or economic conditions. Lower quality securities may
                           become illiquid and hard to value in down markets.
--------------------------------------------------------------------------------

FOREIGN AND EMERGING      The fund may invest in foreign securities, including
 MARKET INVESTMENTS        emerging market issuers. Investing in foreign
                           issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                           These risks may include:


                            Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.



                 Salomon Brothers Variable Series Funds Inc - 6

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.


                            Economic, political and social developments may adversely affect the securities markets.

                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
--------------------------------------------------------------------------------

 SOVEREIGN GOVERNMENT AND  The fund may invest in all types of fixed income
 SUPRANATIONAL DEBT        securities of governmental issuers in all countries,
                           including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                            Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.

                            Participations in loans between emerging market governments and financial institutions.

                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
--------------------------------------------------------------------------------

 DERIVATIVES AND HEDGING   The fund may, but need not, use derivative contracts,
 TECHNIQUES                such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

                            As a substitute for buying or selling securities.

                            To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not



                 Salomon Brothers Variable Series Funds Inc - 7
                           correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------

 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive
                           positions in all types of money market and short-term
                           debt securities. If the fund takes a temporary
                           defensive position, it may be unable to achieve its
                           investment goal.
--------------------------------------------------------------------------------


 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------


 INSURANCE REGULATION      The fund provides an investment vehicle for variable
                           annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.

                           The fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.







                 Salomon Brothers Variable Series Funds Inc - 8

--------------------------------------------------------------------------------

 MANAGEMENT


Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



--------------------------------------------------------------------------

 PORTFOLIO MANAGER        SINCE       PAST 5 YEARS' BUSINESS EXPERIENCE
--------------------------------------------------------------------------

 John G. Goode            April 2002  Managing Director of the manager; employed by Citigroup
                                      Inc. or its predecessor firms since 1969

 Peter J. Hable           April 2002  Managing Director of the manager; employed by Citigroup
                                      Inc. or its predecessor firms since 1983

                                                                                                THE PORTFOLIO
                                                                                                MANAGERS
                                                                                                The portfolio managers
                                                                                                are primarily
                                                                                                responsible
                                                                                                for the day-to-day
                                                                                                operation of the fund.

-----------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------

 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL
 YEAR

 0.85%

                                                              MANAGEMENT FEES
                                                              As of December 31,
                                                              2003, SaBAM managed
                                                              approximately
                                                              $70 billion of assets.



-----------------------------------------------------------------------------

Citigroup Global Markets Inc., a registered broker-dealer     DISTRIBUTOR
and an affiliate of the manager, serves as the fund's
distributor.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.



                 Salomon Brothers Variable Series Funds Inc - 9

During the period from 1997 - 1999, Citicorp Trust Bank, fsb  RECENT
('Citicorp Trust'), an affiliate of Citigroup Asset           DEVELOPMENTS
Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's
investment manager and other investment advisory companies.
Citicorp Trust hired a subcontractor to perform some of the
transfer agent services. The subcontractor, in exchange,
signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking
revenue to a CAM affiliate. The sub-contractor's business
was later taken over by PFPC Inc. in 1999, and at that time
the revenue guarantee was eliminated and a one-time payment
was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.



                Salomon Brothers Variable Series Funds Inc - 10

--------------------------------------------------------------------------------
 SHARE TRANSACTIONS


 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the
                         purpose of funding variable annuity and variable life
                         insurance contracts and to certain qualified pension and
                         retirement plans. The variable insurance products and
                         qualified plans may or may not make investments in the fund described in this prospectus. Shares of the fund are sold at net asset value.
 Individuals may not
 purchase shares         The interests of different variable insurance products and
 directly from the       qualified plans investing in the fund could conflict due to
 fund. You should read   differences of tax treatment and other considerations. The fund
 the prospectus for      currently does not foresee any disadvantages to investors arising
 your insurance          from the fact that the fund may offer its shares to different
 company's variable      insurance company separate accounts that serve as the investment
 contract to learn how   medium for their variable annuity and variable life products and to purchase a variable  to qualified plans. Nevertheless, the board of directors intends
 contract based on the   to monitor events to identify any material irreconcilable
 fund.                   conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts or qualified plans might be required to withdraw their
                         investments in the fund and shares of another fund may be
                         substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.

                         The fund also offers Class II shares, which are subject to a distribution fee and are offered through a separate
                         prospectus to holders of certain variable annuity and
                         variable life insurance contracts.

                         Certain insurance companies may have selected, and the
                         distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher
                         fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
-------------------------------------------------------------------------------------

 REDEMPTION OF           Redemption requests may be placed by separate accounts of
 SHARES                  participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption
                         request in good order but in no event later than 7 days
                         following receipt of instructions. The fund may suspend
                         sales or postpone payment dates during any period in which any of the following conditions exist:

                          The New York Stock Exchange ('NYSE') is closed;

                          Trading on the NYSE is restricted;

                          An emergency exists as a result of which disposal by the
                          fund of securities is not reasonably practicable or it is
                          not reasonably practicable for the fund to fairly determine the value of its net assets; or

                          As permitted by a Securities and Exchange Commission order in extraordinary circumstances.


                Salomon Brothers Variable Series Funds Inc - 11

 EXCESSIVE EXCHANGE      Excessive trading of fund shares can harm the fund and its
 TRANSACTIONS            shareholders. However, the fund's shares are offered
                         exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has
                         little or no access to the records of individual contract
                         holders. The fund is dependent on the ability of the
                         insurance company sponsors of these Separate Accounts to
                         limit excessive trading of fund shares. There can be no
                         assurance that excessive trading in the fund's shares will not occur.
-------------------------------------------------------------------------------------
 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London Stock Exchange closes, which is 12 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance
                         company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from
                         its underlying account holders before the NYSE closes. If
                         the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will
                         receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund's transfer
                         agent before the transfer agent's close of business.


                Salomon Brothers Variable Series Funds Inc - 12

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES


  The fund has elected to be treated, and intends to qualify each year, as a 'regulated investment company' under Subchapter M of the Internal
  Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Internal Revenue
  Code. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

  The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:

------------------------------------------------------------------------

  FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM
------------------------

  All Cap Fund                annually        annually         gain

                                                                          DIVIDENDS AND
                                                                          DISTRIBUTIONS
                                                                          Annual distributions of
                                                                          income and capital gain
                                                                          are made at the end of
                                                                          the year in which the
                                                                          income or gain is
                                                                          realized, or the
                                                                          beginning of the next
                                                                          year.


                Salomon Brothers Variable Series Funds Inc - 13

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


 The financial highlights table is intended to help you understand the performance of the fund's Class I share for the past 5 years. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class I share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).


 For a Class I share of capital stock outstanding throughout each period ended December 31:


                                                                                   ALL CAP FUND
--------------------------------------------------------------------------------------------------------------------------
                                                          2003           2002           2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                     $  11.26       $  15.10       $  15.10       $ 13.67       $ 11.57
                                                        --------       --------       --------       -------       -------
 INCOME (LOSS) FROM OPERATIONS:
   Net investment income (1)                                0.04           0.06           0.10          0.08          0.07
   Net realized and unrealized gain (loss)                  4.35          (3.84)          0.20          2.39          2.49
                                                        --------       --------       --------       -------       -------
 Total Income (Loss) From Operations                        4.39          (3.78)          0.30          2.47          2.56
                                                        --------       --------       --------       -------       -------
 LESS DISTRIBUTIONS FROM:
   Net investment income                                   (0.03)         (0.06)         (0.10)        (0.08)        (0.07)
   Net realized gains                                      --             --             (0.20)        (0.96)        (0.39)
                                                        --------       --------       --------       -------       -------
 Total Distributions                                       (0.03)         (0.06)         (0.30)        (1.04)        (0.46)
                                                        --------       --------       --------       -------       -------
 NET ASSET VALUE, END OF YEAR                           $  15.62       $  11.26       $  15.10       $ 15.10       $ 13.67
                                                        --------       --------       --------       -------       -------
                                                        --------       --------       --------       -------       -------
 TOTAL RETURN (2)                                          39.03%        (25.06)%         1.91%        18.24%        22.08%
 NET ASSETS, END OF YEAR (000S)                         $276,771       $175,775       $180,794       $68,725       $16,189
 RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)(3)                                          0.98%          0.97%          1.00%         1.00%         1.00%
   Net investment income                                    0.32%          0.50%          1.02%         0.88%         0.99%
 PORTFOLIO TURNOVER RATE                                      21%           128%            72%           98%          119%


               --------------------------------------------------


 (1) SaBAM has waived all or a portion of its management fees for the three years ended December 31, 2001. In addition, SaBAM has reimbursed the Fund for $13,177 in expenses for the year ended December 31, 1999. If such fees were not waived and expenses not reimbursed, the per share decrease to net investment income and the actual expense ratio would have been as follows:



                                                             INCREASE TO               EXPENSE RATIOS
                                                        NET INVESTMENT INCOME    WITHOUT FEE WAIVERS AND/OR
                                                              PER SHARE                REIMBURSEMENTS
                                                              ---------                --------------
 2001.................................................          $0.00*                      1.02%
 2000.................................................           0.02                       1.27
 1999.................................................           0.06                       1.99



 (2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SaBAM to limit total Fund operating expenses. Absent this expense limitation, total returns for the fund would be lower. Expense limitations may be revised or terminated.


 (3) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.

  * Amount represents less than $0.01 per share.



                Salomon Brothers Variable Series Funds Inc - 14

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------

                                  All Cap Fund
                                    Class I

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

   You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

   You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-08443)

SBVCAP

Salomon Brothers
VARIABLE SERIES FUNDS INC
Prospectus


All Cap Fund
Class II


April 29, 2004

Salomon Brothers
----------------
Asset Management

The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


                               Fund goals, strategies and risks............................    2
                               More on the fund's investments..............................    6
                               Management..................................................   10
                               Share transactions..........................................   12
                               Dividends, distributions and taxes..........................   14
                               Financial highlights........................................   15


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 1

--------------------------------------------------------------------------------
 ALL CAP FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks capital appreciation through investment in
 OBJECTIVE               securities which the manager believes have above-average
                         capital appreciation potential. This objective may be
                         changed without shareholder approval.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in common stocks and common stock equivalents, such as preferred stocks and securities
                         convertible into common stocks, of companies the manager
                         believes are undervalued in the marketplace. While the
                         manager selects investments primarily for their capital
                         appreciation potential, secondary consideration is given to a company's dividend record and the potential for an
                         improved dividend return. The fund generally invests in
                         securities of large well-known companies but may also invest a significant potion of its assets in securities of small to medium-sized companies when the manager believes smaller
                         companies offer more attractive value opportunities. The
                         fund may also invest in non-dividend paying stocks.
-------------------------------------------------------------------------------------
 HOW THE                 The manager employs a two-step stock selection process in
 MANAGER                 its search for undervalued stocks of temporarily out of
 SELECTS THE             favor companies. First, the manager uses proprietary models
 FUND'S                  and fundamental research to try to identify stocks that are
 INVESTMENTS             underpriced in the market relative to their fundamental
                         value. Next, the manager looks for a positive catalyst in
                         the compay's near term outlook which the manager believes
                         will accelerate earnings or improve the value of the
                         company's assets. The manager also emphasizes companies in those sectors of the economy which the manager believes are undervalued relative to other sectors. When evaluating an
                         individual stock, the manager looks for:

                           Low market valuations measured by the manager's valuation
                           models.

                           Positive changes in earnings prospects because of factors
                           such as:

                             New, improved or unique products and services.

                             New or rapidly expanding markets for the company's products.

                             New management.

                             Changes in the economic, financial, regulatory or political environment particularly affecting the company.

                             Effective research, product development and marketing.

                             A business strategy not yet recognized by the
                             marketplace.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Equity investments may involve added risks. Investors could
 OF INVESTING IN         lose money on their investment in the fund, or the fund may
 THE FUND                not perform as well as other investments, if any of the
                         following occurs:

                           U.S. stock markets decline or perform poorly relative to
 Investing in              other types of investments.
 small
 capitalization            An adverse event, such as negative press reports about a
 companies                 company in the fund's portfolio, depresses the value of the
 involves a                company's stock.
 substantial risk
 of loss.                  The manager's judgment about the attractiveness, relative
                           value or potential appreciation of a particular sector or
                           security proves to be incorrect.

                           Greater volatility of share price because of the fund's
                           ability to invest in small cap companies. Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:

                           Be more sensitive to changes in earnings results and investor expectations.

                           Have more limited product lines, capital resources and management depth.

                           Experience sharper swings in market values.


                 Salomon Brothers Variable Series Funds Inc - 2

                           Be harder to sell at the times and prices the manager believes appropriate.

                           Offer greater potential for gain and loss.

                         The fund is not diversified as defined by the Investment
                         Company Act of 1940, which means that it is permitted to
                         invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer. However, the manager seeks to diversify the fund's investments across industries, which may help to reduce this risk.

                 Salomon Brothers Variable Series Funds Inc - 3


                                              Calendar year ended
                                                 December 31        % Total Return
                                              --------------------  ---------------
 PERFORMANCE*                                  1999                 22.08             TOTAL RETURN
 The bar chart indicates the risks of          2000                 18.24             The bar chart shows the
 investing in the fund by showing              2001                  1.91             performance of Class I
 changes in the fund's performance             2002                -25.06             shares the fund for
 from year to year. Past performance           2003                 39.03             each of the calendar
 does not necessarily indicate how                                                    years indicated. The
 the fund will perform in the future.                                                 performance indicated
 QUARTERLY RETURNS: Highest:                                                          does not reflect
 21.30% in 2nd quarter 2003;                                                          life insurance contract
 Lowest:  - 20.63% in 3rd quarter                                                     charges, which, if
 2002                                                                                 included, would lessen
                                                                                      performance.




---------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE*
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF    COMPARATIVE
 DISTRIBUTIONS AND DIVIDENDS.                                                                 PERFORMANCE

-----------------------------------------------------------------------------------------     The table indicates the
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)                         risk of investing in
                         Inception Date        1 Year       5 Years       Since Inception     the fund by comparing
                                                                                              the average annual
-----------------------------------------------------------------------------------------     total return for the
 Fund                        2/17/98           39.03%        8.92%            10.64%          periods shown to that
 Russell 3000 Index          2/17/98           31.06%        0.37%             3.76%          of Russell 3000 Index,
                                                                                              a broad-based unmanaged
                                                                                              capitalization weighted
                                                                                              index of large
                                                                                              capitalized companies.
                                                                                              An investor cannot
                                                                                              invest directly in an
                                                                                              index. The performance
                                                                                              indicated does not
                                                                                              reflect variable
                                                                                              annuity or life
                                                                                              insurance contract
                                                                                              charges, which, if
                                                                                              included, would lessen
                                                                                              performance.



 ----------
 * The returns shown in the bar chart and the performance table are for Class I shares of the fund (which are offered in a separate prospectus) because
   Class II shares were outstanding only as of June 9, 2003. Class I and Class II shares are invested in the same portfolio of securities. The returns for Class II shares would differ from those of Class I because Class II shares have higher expenses than Class I shares.


                 Salomon Brothers Variable Series Funds Inc - 4

 FEE TABLE                                                                           FEES AND EXPENSES

-------------------------------------------------------------------------            This table sets forth
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)                               the fees and expenses
 Maximum sales charge on purchases                              None                 you will pay if you
 Maximum deferred sales charge on redemptions                   None                 invest in shares of the
                                                                                     fund.
-------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
         Management fees                                       0.85%

         Distribution and service (12b-1) fees                 0.25%

         Other expenses                                        0.14%

         Total annual fund operating expenses*                 1.24%

* The manager has voluntarily agreed to waive its management fee and/or reimburse the fund for certain expenses so that the fund's total annual operating expenses will not exceed 1.25%. The manager may discontinue this waiver and/or reimbursement at any time.



----------------------------------------------------------------------------------------------------------------------
 EXAMPLE

------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS       This example helps you
 Your costs would be                                  $126     $393      $681       $1,500       compare the cost of
                                                                                                 investing in the fund
 The example assumes:  You invest $10,000 for the period shown                                   with other mutual
                                                                                                 funds. Your actual cost
                       You reinvest all distributions and dividends without a sales charge       may be higher or lower.
                                                                                                 This example does not
                       The fund's operating expenses (before fee waivers and/or expense          reflect variable
                       reimbursements, if any) remain the same                                   annuity or life
                                                                                                 insurance contract
                       Your investment has a 5% return each year (the assumption of a 5% return  charges, which, if
                       is required by the SEC for this example and is not a prediction of        included, would
                       future performance)                                                       increase the cost of
                                                                                                 your investment.
                       Redemption of your shares at the end of the period


                 Salomon Brothers Variable Series Funds Inc - 5

--------------------------------------------------------------------------------

 MORE ON THE FUND'S INVESTMENTS
 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

                           ALL CAP FUND
 The fund's investment     The fund may invest in investment grade fixed income
 objective and its         securities and may invest up to 20% of its net assets
 principal investment      in non-convertible debt securities rated below
 strategies and            investment grade or, if unrated, of equivalent
 risks are described       quality as determined by the manager. The fund may
 under 'Fund goals,        invest without limit in convertible debt securities.
 strategies and risks.'    The fund emphasizes those convertible debt securities
                           that offer the appreciation potential of common
 This section provides     stocks. The fund may also invest up to 20% of its
 additional information    assets in securities of foreign issuers.
 about the fund's
 investments and certain
 portfolio management
 techniques the fund may
 use to achieve its
 objective. Of course,
 there is no assurance
 that the fund will
 achieve its  objective.
 More information about
 the fund's investments
 and portfolio management
 techniques, some of
 which entail risks, is
 included in the statement
 of additional information
 (SAI).



 Any policy or limitation
 for the fund that is
 expressed as a percentage
 of  assets is considered
 only at the time of
 purchase of portfolio
 securities. The  policy
 will not be violated if
 these limitations are
 exceeded after purchase
 because of changes in the
 market value of the
 fund's assets or for any
 other  reason.

--------------------------------------------------------------------------------
 EQUITY INVESTMENTS        Subject to its particular investment policies, the
                           fund may invest in all types of equity securities.
                           Equity securities include common stocks traded on an
                           exchange or in the over-the-counter market, preferred
                           stocks, warrants, rights, convertible securities,
                           depositary receipts, trust certificates, limited
                           partnership interests, shares of other investment
                           companies and real estate investment trusts.
--------------------------------------------------------------------------------
 FIXED INCOME INVESTMENTS  Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                           Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S.
                           government, its agencies, authorities,
                           instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations;
                           and foreign governments and their political subdivisions. See 'Foreign and emerging market

                 Salomon Brothers Variable Series Funds Inc - 6
                           investments' and 'Sovereign government and supranational debt' below.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
--------------------------------------------------------------------------------

 CREDIT QUALITY            If a security receives different ratings, the fund
                           will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over-the-counter derivatives contracts.

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

                            They have received a comparable short-term or other rating.

                            They are unrated securities that the manager believes are of comparable quality to investment grade securities.

--------------------------------------------------------------------------------

 HIGH YIELD, LOWER         The fund may invest in fixed income securities that
 QUALITY SECURITIES        are high yield, lower quality securities rated by a
                           rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

--------------------------------------------------------------------------------

 FOREIGN AND EMERGING      The fund may invest in foreign securities, including
 MARKET INVESTMENTS        emerging market issuers. Investing in foreign
                           issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                           These risks may include:


                             Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                             Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities.

                             The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                 Salomon Brothers Variable Series Funds Inc - 7

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments may adversely affect the securities markets.

                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
--------------------------------------------------------------------------------

 SOVEREIGN GOVERNMENT      The fund may invest in all types of fixed income
 AND SUPRANATIONAL DEBT    securities of governmental issuers in all countries,
                           including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                            Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.

                            Participations in loans between emerging market governments and financial institutions.

                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
--------------------------------------------------------------------------------

 DERIVATIVES AND           The fund may, but need not, use derivative contracts,
 HEDGING TECHNIQUES        such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

                            As a substitute for buying or selling securities.

                            To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's




                 Salomon Brothers Variable Series Funds Inc - 8
                           holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
--------------------------------------------------------------------------------

 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive
                           positions in all types of money market and short-term
                           debt securities. If the fund takes a temporary
                           defensive position, it may be unable to achieve its
                           investment goal.
--------------------------------------------------------------------------------

 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------


 INSURANCE REGULATION      The fund provides an investment vehicle for variable
                           annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.



                           The fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.


                Salomon Brothers Variable Series Funds Inc - 9

--------------------------------------------------------------------------------

 MANAGEMENT


Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



--------------------------------------------------------------------------
 PORTFOLIO MANAGER        SINCE       PAST 5 YEARS' BUSINESS EXPERIENCE
--------------------------------------------------------------------------
 John G. Goode            April 2002  Managing Director of the manager; employed by Citigroup   THE PORTFOLIO
                                      Inc. or its predecessor firms since 1969                  MANAGERS

 Peter J. Hable           April 2002  Managing Director of the manager; employed by Citigroup   The portfolio managers
                                      Inc. or its predecessor firms since 1983                  are primarily
                                                                                                responsible
                                                                                                for the day-to-day
                                                                                                operation of the fund.
-----------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL
 YEAR

 0.85%

                                                              MANAGEMENT FEES
                                                              As of December 31,
                                                              2003, SaBAM managed
                                                              approximately
                                                              $70 billion of assets.



-------------------------------------------------------------------------------------
Citigroup Global Markets Inc., a registered broker-dealer     DISTRIBUTOR
and an affiliate of the manager, serves as the fund's
distributor.
-------------------------------------------------------------------------------------
The fund has adopted a Rule 12b-1 distribution plan for       PLAN OF DISTRIBUTION
Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average
daily net assets of the Class. The plan allows Class II
shares of the fund to bear distribution fees in connection
with the sale and distribution of Class II shares. It also
allows the fund to pay for services to Class II
shareholders. This fee is an ongoing expense and over time,
may cost you more than paying other types of sales charges.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


                Salomon Brothers Variable Series Funds Inc - 10

During the period from 1997 - 1999, Citicorp Trust Bank, fsb  RECENT
('Citicorp Trust'), an affiliate of Citigroup Asset           DEVELOPMENTS
Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's
investment manager and other investment advisory companies.
Citicorp Trust hired a subcontractor to perform some of the
transfer agent services. The subcontractor, in exchange,
signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking
revenue to a CAM affiliate. The sub-contractor's business
was later taken over by PFPC Inc. in 1999, and at that time
the revenue guarantee was eliminated and a one-time payment
was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.

                Salomon Brothers Variable Series Funds Inc - 11

--------------------------------------------------------------------------------

 SHARE TRANSACTIONS


 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the
 Individuals may not     purpose of funding variable annuity and variable life
 purchase shares         insurance contracts and to certain qualified pension and
 directly from the       retirement plans. The variable insurance products and
 fund. You should read   qualified plans may or may not make investments in the fund
 the prospectus for      described in this prospectus. Shares of the fund are sold at
 your insurance          net asset value.
 company's variable      The interests of different variable insurance products and
 contract to learn how   qualified plans investing in the fund could conflict due to to purchase a variable  differences of tax treatment and other considerations. The
 contract based on the   fund currently does not foresee any disadvantages to
 fund.                   investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity
                         and variable life products and to qualified plans.
                         Nevertheless, the board of directors intends to monitor
                         events to identify any material irreconcilable conflicts
                         which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in the fund and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.

                         The fund also offers Class I shares through a separate
                         prospectus. Class I shares are not subject to a
                         distribution fee and are only available through certain
                         eligible insurance companies in connection with particular life insurance and/or annuity contracts.

                         Certain insurance companies may have selected, and the
                         distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher
                         fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
-------------------------------------------------------------------------------------
 REDEMPTION OF SHARES    Redemption requests may be placed by separate accounts of
                         participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption
                         request in good order but in no event later than 7 days
                         following receipt of instructions. The fund may suspend
                         sales or postpone payment dates during any period in which any of the following conditions exist:

                          The New York Stock Exchange ('NYSE') is closed;

                          Trading on the NYSE is restricted;

                          An emergency exists as a result of which disposal by the
                          fund of securities is not reasonably practicable or it is
                          not reasonably practicable for the fund to fairly determine the value of its net assets; or

                          As permitted by a Securities and Exchange Commission order in extraordinary circumstances.


                Salomon Brothers Variable Series Funds Inc - 12

 EXCESSIVE EXCHANGE      Excessive trading of fund shares can harm the fund and its
 TRANSACTIONS            shareholders. However, the fund's shares are offered
                         exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has
                         little or no access to the records of individual contract
                         holders. The fund is dependent on the ability of the
                         insurance company sponsors of these Separate Accounts to
                         limit excessive trading of fund shares. There can be no
                         assurance that excessive trading in the fund's shares will not occur.
-------------------------------------------------------------------------------------
 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London Stock Exchange closes, which is 12 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance
                         company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from
                         its underlying account holders before the NYSE closes. If
                         the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will
                         receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund's transfer
                         agent before the transfer agent's close of business.


                Salomon Brothers Variable Series Funds Inc - 13

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES


  The fund has elected to be treated, and intends to qualify each year,     DIVIDENDS AND
  as a 'regulated investment company' under Subchapter M of the Internal    DISTRIBUTIONS
  Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to
  be taxed as a regulated investment company, the fund must meet certain    Annual distributions of
  income and diversification tests and distribution requirements. As a      income and capital gain
  regulated investment company meeting these requirements, the fund will    are made at the end of
  not be subject to federal income tax on its net investment income and     the year in which the
  net capital gains that it distributes to its shareholders. All income     income or gain is
  and capital gain distributions are automatically reinvested in            realized, or the
  additional shares of the fund at net asset value and are includable in    beginning of the next
  gross income of the separate accounts holding such shares. See the        year.
  accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Internal Revenue
  Code. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

  The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:
---------------------------------------------------------------------------------------
   FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM
---------------------------------------------------------------------------------------

  All Cap Fund                annually        annually         gain



                Salomon Brothers Variable Series Funds Inc - 14

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


 The financial highlights table is intended to help you understand the performance of the fund's Class II shares since inception. Certain information reflects financial results for a single Class II share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class II share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).



 For a Class II share of capital stock outstanding throughout the period ended December 31:





                                                                 ALL CAP FUND
--------------------------------------------------------------------------------
                                                                   2003(1)
--------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                               $13.20
                                                                    ------
 INCOME FROM OPERATIONS:
   Net investment income                                              0.00*
   Net realized and unrealized gain                                   2.42
                                                                    ------
 Total Income From Operations                                         2.42
                                                                    ------
 NET ASSET VALUE, END OF PERIOD                                     $15.62
                                                                    ------
                                                                    ------
 TOTAL RETURN (2)'D'D'                                               18.33%
 NET ASSETS, END OF PERIOD (000s)                                   $7,225
 RATIOS TO AVERAGE NET ASSETS'D':
   Expenses (3)                                                       1.24%
   Net investment income                                              0.06
 PORTFOLIO TURNOVER RATE                                                21%


               --------------------------------------------------


             (1)  For the period June 9, 2003 (inception date) to
                  December 31, 2003.

             (2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown.

             (3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.

               *  Amount represents less than $0.01 per share.

           'D'D' Total return is not annualized, as it may not be representative of the total return for the year.

             'D'  Annualized.


                Salomon Brothers Variable Series Funds Inc - 15

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------
                                  All Cap Fund
                                    Class II
--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-08443)

SBVCAP2

Salomon Brothers
VARIABLE SERIES FUNDS INC
Prospectus

High Yield Bond Fund
Class I


April 29, 2004

----------------------
     SALOMON BROTHERS
     ---------------------
          ASSET MANAGEMENT

The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


                               Fund goals, strategies and risks............................    2
                               More on the fund's investments..............................    5
                               Management..................................................   10
                               Share transactions..........................................   12
                               Dividends, distributions and taxes..........................   14
                               Financial highlights........................................   15

--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 1

--------------------------------------------------------------------------------
 HIGH YIELD BOND FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in high yield fixed income
                         securities issued by U.S. and foreign corporations and
                         foreign governments and their agencies and
                         instrumentalities. The fund invests, under normal
                         circumstances, at least 80% of its assets in high yield
                         bonds and related investments. The fund will limit its
                         investments in emerging market governmental issuers to 35%
                         of its assets.

                         CREDIT QUALITY: The fund invests primarily in fixed income securities rated below investment grade by a recognized
                         rating agency or, if unrated, of equivalent quality as
                         determined by the manager. Below investment grade securities are commonly referred to as 'junk bonds.'

                         MATURITY: The fund normally maintains an average portfolio maturity of between 6 and 12 years. However, the fund may
                         invest in individual securities of any maturity.
-------------------------------------------------------------------------------------
 HOW THE MANAGER         Individual security selection is driven by the manager's
 SELECTS THE FUND'S      economic view, industry outlook and rigorous credit
 INVESTMENTS             analysis. The manager then selects those individual
                         securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of
                         credit, interest rate, liquidity and other risk presented by these securities. The manager allocates the fund's
                         investments across a broad range of issuers and industries, which can help to reduce risk.

                         In evaluating the issuer's creditworthiness, the manager employs fundamental analysis and considers the following factors:

                           The strength of the issuer's financial resources.

                           The issuer's sensitivity to economic conditions and trends.

                           The issuer's operating history.

                           Experience and track record of issuer's management or
                           political leadership.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS OF      Investors could lose money on their investment in the fund,
 INVESTING IN THE FUND   or the fund may not perform as well as other investments, if any, of the following occurs:

Investments in high        The issuer of a security owned by the fund defaults on its
 yield securities          obligation to pay principal and/or interest or has its
 involve a substantial     credit rating downgraded.
  risk of loss
                           Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio.

                           The manager's judgment about the attractiveness, relative
                           value or credit quality of a particular security proves to be incorrect.

                         High yield securities are considered speculative and,
                         compared to investment grade securities, tend to have more volatile prices and are more susceptible to the following
                         risks:

                           Increased price sensitivity to changing interest rates and to adverse economic and business developments.

                           Greater risk of loss due to default or declining credit quality.

                           Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.

                           Negative market sentiment towards high yield securities
                           depresses the price and liquidity of high yield securities.


                 Salomon Brothers Variable Series Funds Inc - 2

                         Investing in non-U.S. issuers may involve unique risks
                         compared to investing in the securities of U.S. issuers.
                         These risks are more pronounced to the extent the fund
                         invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                           Less information about non-U.S. issuers or markets may be
                           available due to less rigorous disclosure and accounting
                           standards or regulatory practices.

                           Many non-U.S. markets are smaller, less liquid and more
                           volatile than U.S. markets. In a changing market, the
                           manager may not be able to sell the fund's portfolio
                           securities in amounts and at prices the manager considers
                           reasonable.

                           Economic, political and social developments significantly
                           disrupt the financial markets or interfere with the fund's ability to enforce its rights against foreign government
                           issuers.

                         Obligations of U.S. Government agencies and
                         instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S.
                         Government will provide financial support to its agencies
                         and instrumentalities if it is not obligated by law to do
                         so.
-------------------------------------------------------------------------------------



                                          Calendar year ended
                                              December 31        % Total Return
                                          --------------------  ---------------

 PERFORMANCE                                     1999              5.56             TOTAL RETURN
                                                 2000             -0.02
 The bar chart indicates the risks               2001              5.14             The bar chart shows the
 of investing in the fund by                     2002              7.31             performance of the fund
 showing changes in the fund's                   2003             24.20             for each of the
 performance from year to year.                                                     calendar years
 Past performance does not                                                          indicated. The
 necessarily indicate how the                                                       performance indicated
 fund will perform in the future.                                                   does not reflect
                                                                                    variable annuity or
 QUARTERLY RETURNS: Highest:                                                        life insurance contract
 9.06% in 4th quarter 2002;                                                         charges which, if
 Lowest:  - 4.76% in 3rd                                                            included, would lessen
 quarter 2001                                                                       performance.



-------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE
 REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

-------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2003)

                                         Inception Date   1 Year        5 Years   Since Inception
--------------------------------------------------------------------------------
 Fund                                        5/1/98       24.20%          8.13%        7.17%

 Citigroup Index*                            5/1/98       30.62%          5.41%        4.57%

 * The index was formerly called the Salomon Smith Barney High Yield Market Index.
                                                                                                    COMPARATIVE
                                                                                                    PERFORMANCE

                                                                                                    The table indicates the
                                                                                                    risk of investing in
                                                                                                    the
                                                                                                    fund by comparing the
                                                                                                    average annual total
                                                                                                    return for the periods
                                                                                                    shown to that of the
                                                                                                    Citigroup High-Yield
                                                                                                    Market Index,
                                                                                                    ('Citigroup Index') a
                                                                                                    broad-based unmanaged
                                                                                                    index of high yield
                                                                                                    securities. An investor
                                                                                                    cannot invest directly
                                                                                                    in an index. The
                                                                                                    performance indicated
                                                                                                    does not reflect
                                                                                                    variable annuity or
                                                                                                    life insurance contract
                                                                                                    charges which, if
                                                                                                    included, would lessen
                                                                                                    performance.


                 Salomon Brothers Variable Series Funds Inc - 3

 FEE TABLE

-------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
 Maximum sales charge on purchases                              None
 Maximum deferred sales charge on redemptions                   None

-------------------------------------------------------------------------
 AVERAGE FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
         Management fees                                       0.75%

-------------------------------------------------------------------------
         Distribution and service (12b-1) fees                  None

         Other expenses                                        0.52%

-------------------------------------------------------------------------
         Total annual fund operating expenses*                 1.27%

 * Because the manager waived a portion of its management fee during the year ended
   December 31, 2003, the actual total operating expenses for the fund were: 1.00%.
   The manager may discontinue this waiver at any time.

                                                                                     FEES AND EXPENSES
                                                                                     This table sets forth
                                                                                     the fees and expenses
                                                                                     you will pay if you
                                                                                     invest in shares of the
                                                                                     fund.



 EXAMPLE
------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be                                  $129     $403      $697       $1,534

 The example assumes:  You invest $10,000 for the period shown

                       You reinvest all distributions and dividends without a sales charge

                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                       Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)

                       Redemption of your shares at the end of the period
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.
                                                                                               This example does not
                                                                                               reflect variable
                                                                                               annuity or life
                                                                                               insurance contract
                                                                                               charges, which, if
                                                                                               included, would
                                                                                               increase the cost of
                                                                                               your investment.


                 Salomon Brothers Variable Series Funds Inc - 4

--------------------------------------------------------------------------------

 MORE ON THE FUND'S INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 The fund's investment     HIGH YIELD BOND FUND
 objective and its
 principal investment      Although the fund invests at least 80% of its assets
 strategies and risks are  in high yield securities, the fund may also invest up
 described under 'Fund     to 20% of its assets in equity and equity related
 goals, strategies         securities.
 and risks.'


 This section provides
 additional information
 about the fund's
 investments and certain
 portfolio management
 techniques the fund may use
 to achieve its objective. Of
 course, there is no assurance
 that the fund will achieve its
 objective. More information
 about the fund's investments
 and portfolio management
 techniques, some of which
 entail risks, is included in the
 statement of additional
 information (SAI).



 Any policy or limitation for
 the fund that is expressed
 as a percentage of assets is
 considered only at the time
 of purchase of portfolio
 securities. The policy will
 not be violated if these
 limitations are exceeded after
 purchase because of changes
 in the market value of the
 fund's assets or for any other
 reason.


--------------------------------------------------------------------------------
 EQUITY INVESTMENTS        Subject to its particular investment policies, the
                           fund may invest in all types of equity securities.
                           Equity securities include common stocks traded on an
                           exchange or in the over-the-counter market, preferred
                           stocks, warrants, rights, convertible securities,
                           depositary receipts, trust certificates, limited
                           partnership interests, shares of other investment
                           companies and real estate investment trusts.
--------------------------------------------------------------------------------
 FIXED INCOME INVESTMENTS  Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                           Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S.
                           government, its agencies, authorities,
                           instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations;
                           and foreign governments

                 Salomon Brothers Variable Series Funds Inc - 5
                           and their political subdivisions. See 'Foreign and emerging market investments' and 'Sovereign government and supranational debt' below.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                           Certain debt instruments may only pay principal at
                           maturity or may only represent the right to receive
                           payments of principal or payments of interest, but
                           not both, on underlying pools of mortgages or
                           government securities. The value of these types of
                           instruments may change more drastically than debt
                           securities that pay both principal and interest
                           during periods of changing interest rates.
                           Interest-only and principal-only mortgage-backed
                           securities are especially sensitive to interest rate
                           changes, which can affect not only their prices but
                           can also change the prepayment assumptions about
                           those investments and income flows the fund receives
                           from them. For mortgage derivatives and structured
                           securities that have imbedded leverage features,
                           small changes in interest or prepayment rates may
                           cause large and sudden price movements. Mortgage
                           derivatives can also become illiquid and hard to
                           value in declining markets.
--------------------------------------------------------------------------------
 CREDIT QUALITY            If a security receives different ratings, the fund
                           will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over-the-counter derivatives contracts.

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

                            They have received a comparable short-term or other rating.

                            They are unrated securities that the manager believes are of comparable quality to investment grade securities.

--------------------------------------------------------------------------------

 HIGH YIELD, LOWER         The fund may invest in fixed income securities that
 QUALITY SECURITIES        are high yield, lower quality securities rated by a
                           rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities



                 Salomon Brothers Variable Series Funds Inc - 6
                           are volatile and may go down due to market
                           perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.
--------------------------------------------------------------------------------

 FOREIGN AND EMERGING      The fund may invest in foreign securities, including
 MARKET INVESTMENTS        emerging market issuers. Investing in foreign
                           issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                           These risks may include:


                            Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments may adversely affect the securities markets.

                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
--------------------------------------------------------------------------------

 SOVEREIGN GOVERNMENT      The fund may invest in all types of fixed income
 AND SUPRANATIONAL DEBT    securities of governmental issuers in all countries,
                           including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                            Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.

                            Participations in loans between emerging market governments and financial institutions.

                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.


                 Salomon Brothers Variable Series Funds Inc - 7

 DERIVATIVES AND           The fund may, but need not, use derivative contracts,
 HEDGING TECHNIQUES        such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

                            As a substitute for buying or selling securities.

                            To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
--------------------------------------------------------------------------------

 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------


 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------


 INSURANCE REGULATION      The fund provides an investment vehicle for variable
                           annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as


                 Salomon Brothers Variable Series Funds Inc - 8
                           applied in each jurisdiction in which
                           contracts or policies of separate accounts of participating insurance companies are offered.



                           The fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.


                Salomon Brothers Variable Series Funds Inc - 9

--------------------------------------------------------------------------------

 MANAGEMENT


Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



--------------------------------------------------------------------------

 PORTFOLIO MANAGER     SINCE         PAST 5 YEARS' BUSINESS EXPERIENCE
--------------------------------------------------------------------------

 Peter J. Wilby        Inception     Managing Director of the manager
 Beth A. Semmel        April 2000    Managing Director of the manager
 James E. Craige       April 2000    Managing Director of the manager

                                                                                                 THE PORTFOLIO
                                                                                                 MANAGERS
                                                                                                 The portfolio managers
                                                                                                 are primarily
                                                                                                 responsible
                                                                                                 for the day-to-day
                                                                                                 operation of the fund.

------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL
 YEAR

 0.48%

                                                              MANAGEMENT FEES
                                                              As of December 31,
                                                              2003, SaBAM managed
                                                              approximately
                                                              $70 billion of assets.



-------------------------------------------------------------------------------------

Citigroup Global Markets Inc., a registered broker-dealer     DISTRIBUTOR
and an affiliate of the manager, serves as the fund's
distributor.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


                Salomon Brothers Variable Series Funds Inc - 10

During the period from 1997 - 1999, Citicorp Trust Bank, fsb  RECENT
('Citicorp Trust'), an affiliate of Citigroup Asset           DEVELOPMENTS
Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's
investment manager and other investment advisory companies.
Citicorp Trust hired a subcontractor to perform some of the
transfer agent services. The subcontractor, in exchange,
signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking
revenue to a CAM affiliate. The sub-contractor's business
was later taken over by PFPC Inc. in 1999, and at that time
the revenue guarantee was eliminated and a one-time payment
was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


                Salomon Brothers Variable Series Funds Inc - 11

--------------------------------------------------------------------------------

 SHARE TRANSACTIONS


 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the
 Individuals may not     purpose of funding variable annuity and variable life
 purchase shares         insurance contracts and to certain qualified pension and
 directly from the       retirement plans. The variable insurance products and
 fund. You should read   qualified plans may or may not make investments in the fund
 the prospectus for      described in this prospectus. Shares of the fund are sold at
 your insurance          net asset value.
 company's variable      The interests of different variable insurance products and
 contract to learn how   qualified plans investing in the fund could conflict due to to purchase a variable  differences of tax treatment and other considerations. The
 contract based on the   fund currently does not foresee any disadvantages to
 fund.                   investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity
                         and variable life products and to qualified plans.
                         Nevertheless, the board of directors intends to monitor
                         events to identify any material irreconcilable conflicts
                         which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in the fund and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.

                         The fund also offers Class II shares, which are subject to a distribution fee and are offered through a separate
                         prospectus to holders of certain variable annuity and
                         variable life insurance contracts.

                         Certain insurance companies may have selected, and the
                         distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher
                         fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
-------------------------------------------------------------------------------------

 REDEMPTION OF SHARES    Redemption requests may be placed by separate accounts of
                         participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption
                         request in good order but in no event later than 7 days
                         following receipt of instructions. The fund may suspend
                         sales or postpone payment dates during any period in which any of the following conditions exist:

                          The New York Stock Exchange ('NYSE') is closed;

                          Trading on the NYSE is restricted;

                          An emergency exists as a result of which disposal by the
                          fund of securities is not reasonably practicable or it is
                          not reasonably practicable for the fund to fairly determine the value of its net assets; or

                          As permitted by a Securities and Exchange Commission order in extraordinary circumstances.


                Salomon Brothers Variable Series Funds Inc - 12

 EXCESSIVE EXCHANGE      Excessive trading of fund shares can harm the fund and its
 TRANSACTIONS            shareholders. However, the fund's shares are offered
                         exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has
                         little or no access to the records of individual contract
                         holders. The fund is dependent on the ability of the
                         insurance company sponsors of these Separate Accounts to
                         limit excessive trading of fund shares. There can be no
                         assurance that excessive trading in the fund's shares will not occur.
-------------------------------------------------------------------------------------
 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London Stock Exchange closes, which is 12 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance
                         company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from
                         its underlying account holders before the NYSE closes. If
                         the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will
                         receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund's transfer
                         agent before the transfer agent's close of business.


                Salomon Brothers Variable Series Funds Inc - 13

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES


  The fund has elected to be treated, and intends to qualify each year, as a 'regulated investment company' under Subchapter M of the Internal
  Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Internal Revenue
  Code. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

  The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:
------------------------------------------------------------------------

  FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM
-------------------------------------------------------------------------

  High Yield Bond Fund        annually        annually        income

                                                                          DIVIDENDS AND
                                                                          DISTRIBUTIONS
                                                                          Annual distributions of
                                                                          income and capital gain
                                                                          are made at the end of
                                                                          the year in which the
                                                                          income or gain is
                                                                          realized, or the
                                                                          beginning of the next
                                                                          year.


                Salomon Brothers Variable Series Funds Inc - 14

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


 The financial highlights table is intended to help you understand the performance of the fund's Class I share for the past 5 years. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class I share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).


 For a Class I share of capital stock outstanding throughout each period ended December 31:


                                                                                 HIGH YIELD BOND FUND
-------------------------------------------------------------------------------------------------------------------------------
                                                             2003      2002            2001            2000           1999
-------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                         $  8.11   $  8.13         $  8.39         $ 9.22         $ 9.58
                                                            -------   -------         -------         ------         ------
 INCOME (LOSS) FROM OPERATIONS:
   Net investment income (1)                                   0.72      0.73            0.68           0.83           0.88
   Net realized and unrealized gain (loss)                     1.24     (0.14)          (0.25)         (0.83)         (0.35)
                                                            -------   -------         -------         ------         ------
 Total Income From Operations                                  1.96      0.59            0.43           --             0.53
                                                            -------   -------         -------         ------         ------
 LESS DISTRIBUTIONS FROM:
   Net investment income                                      (0.60)    (0.61)          (0.69)         (0.83)         (0.88)
   Capital                                                    --        --              --              --            (0.01)
                                                            -------   -------         -------         ------         ------
 Total Distributions                                          (0.60)    (0.61)          (0.69)         (0.83)         (0.89)
                                                            -------   -------         -------         ------         ------
 NET ASSET VALUE, END OF YEAR                               $  9.47   $  8.11         $  8.13         $ 8.39         $ 9.22
                                                            -------   -------         -------         ------         ------
                                                            -------   -------         -------         ------         ------
 TOTAL RETURN (2)                                             24.20%     7.31%           5.14%         (0.02)%         5.56%
 NET ASSETS, END OF
 YEAR (000S)                                                $39,799   $20,469         $13,728         $9,517         $7,940
 RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)(3)                                             1.00%     1.00%           1.00%          1.00%          1.00%
   Net investment income                                       7.86%     8.97%           9.13%         10.19%          9.56%
 PORTFOLIO TURNOVER RATE                                         50%       99%             88%            53%            58%


               --------------------------------------------------


 (1) SaBAM has waived all or a portion of its management fees for the five years ended December 31, 2003. In addition, SaBAM has reimbursed the fund for expenses of $2,475 and $3,983 for the years ended December 31, 2000 and December 31, 1999. If such fees were not waived and expenses not reimbursed, the per share decrease to net investment income and the actual expense ratio would have been as follows:



                                                                   DECREASE IN            EXPENSE RATIOS
                                                              NET INVESTMENT INCOME    WITHOUT FEE WAIVERS
                                                                    PER SHARE           AND REIMBURSEMENT
                                                                    ---------           -----------------
 2003.......................................................          $0.03                    1.27%
 2002.......................................................           0.04                    1.52
 2001.......................................................           0.04                    1.57
 2000.......................................................           0.06                    1.78
 1999.......................................................           0.07                    1.80



 (2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SaBAM to limit total fund operating expenses. Absent this expense limitation, total returns for the fund would be lower. Expense limitations may be revised or terminated.


 (3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.


                Salomon Brothers Variable Series Funds Inc - 15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------

                              High Yield Bond Fund
                                    Class I

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-08443)

SBVHYB

                               Salomon Brothers

                          VARIABLE SERIES FUNDS INC

                                 Prospectus



                             High Yield Bond Fund
                                  Class II

                               April 29, 2004

                           ----------------------
                              SALOMON BROTHERS
                           ----------------------
                                 ASSET MANAGEMENT

The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


                               Fund goals, strategies and risks............................    2
                               More on the fund's investments..............................    5
                               Management..................................................   10
                               Share transactions..........................................   12
                               Dividends, distributions and taxes..........................   14
                               Financial highlights........................................   15


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 1

--------------------------------------------------------------------------------
 HIGH YIELD BOND FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in high yield fixed income
                         securities issued by U.S. and foreign corporations and
                         foreign governments and their agencies and
                         instrumentalities. The fund invests, under normal
                         circumstances, at least 80% of its assets in high yield
                         bonds and related investments. The fund will limit its
                         investments in emerging market governmental issuers to 35%
                         of its assets.

                         CREDIT QUALITY: The fund invests primarily in fixed income securities rated below investment grade by a recognized
                         rating agency or, if unrated, of equivalent quality as
                         determined by the manager. Below investment grade securities are commonly referred to as 'junk bonds.'

                         MATURITY: The fund normally maintains an average portfolio maturity of between 6 and 12 years. However, the fund may
                         invest in individual securities of any maturity.
-------------------------------------------------------------------------------------
 HOW THE MANAGER         Individual security selection is driven by the manager's
 SELECTS THE FUND'S      economic view, industry outlook and rigorous credit
 INVESTMENTS             analysis. The manager then selects those individual
                         securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of
                         credit, interest rate, liquidity and other risk presented by these securities. The manager allocates the fund's
                         investments across a broad range of issuers and industries, which can help to reduce risk.

                         In evaluating the issuer's creditworthiness, the manager employs fundamental analysis and considers the following factors:

                          The strength of the issuer's financial resources.
                          The issuer's sensitivity to economic conditions and trends.
                          The issuer's operating history.
                          Experience and track record of issuer's management or
                          political leadership.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS OF      Investors could lose money on their investment in the fund,
 INVESTING IN THE FUND   or the fund may not perform as well as other investments, if any, of the following occurs:

 Investments in high      The issuer of a security owned by the fund defaults on its
 yield securities         obligation to pay principal and/or interest or has its
 involve a substantial    credit rating downgraded.
 risk of loss.            Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio.
                          The manager's judgment about the attractiveness, relative
                          value or credit quality of a particular security proves to be incorrect.

                         High yield securities are considered speculative and,
                         compared to investment grade securities, tend to have more volatile prices and are more susceptible to the following
                         risks:

                          Increased price sensitivity to changing interest rates and to adverse economic and business developments.
                          Greater risk of loss due to default or declining credit
                          quality.
                          Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                          Negative market sentiment towards high yield securities
                          depresses the price and liquidity of high yield securities.


                 Salomon Brothers Variable Series Funds Inc - 2

                         Investing in non-U.S. issuers may involve unique risks
                         compared to investing in the securities of U.S. issuers.
                         These risks are more pronounced to the extent the fund
                         invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                          Less information about non-U.S. issuers or markets may be
                          available due to less rigorous disclosure and accounting
                          standards or regulatory practices.
                          Many non-U.S. markets are smaller, less liquid and more
                          volatile than U.S. markets. In a changing market, the
                          manager may not be able to sell the fund's portfolio
                          securities in amounts and at prices the manager considers
                          reasonable.
                          Economic, political and social developments significantly
                          disrupt the financial markets or interfere with the fund's ability to enforce its rights against foreign government
                          issuers.

                         Obligations of U.S. Government agencies and
                         instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S.
                         Government will provide financial support to its agencies
                         and instrumentalities if it is not obligated by law to do
                         so.
-------------------------------------------------------------------------------------



                                                      [BAR GRAPH]
                                         Calendar year ended
                                            December 31          % Total Return
                                         ------------------      --------------
 PERFORMANCE*                                                                     TOTAL RETURN
 The bar chart indicates the risks of          1999                    5.56       The bar chart shows the
 investing in the fund by showing              2000                   (0.02)      performance of the fund
 changes in the fund's performance             2001                    5.14       for each of the calendar
 from year to year. Past performance           2002                    7.31       years indicated. The
 does not necessarily indicate how             2003                   24.20       performance indicated
 the fund will perform in the future.                                             does not reflect
 QUARTERLY RETURNS: Highest: 9.06%                                                variable annuity or life
 in 4th quarter 2002; Lowest:                                                     insurance contract
  - 4.76% in 3rd quarter 2001                                                     charges, which, if
                                                                                  included, would lessen
                                                                                  performance.



----------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE*

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

--------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2003)

                        Inception Date        1 Year           5 Years       Since Inception

--------------------------------------------------------------------------------------------
 Fund                       5/1/98            24.20%            8.13%             7.17%
 Citigroup Index**          5/1/98            30.62%            5.41%             4.57%

                                                                                               COMPARATIVE
                                                                                               PERFORMANCE
                                                                                               This table indicates
                                                                                               the risk of investing
                                                                                               in the fund by
                                                                                               comparing the average
                                                                                               annual total return for
                                                                                               the periods shown to
                                                                                               that of the Citigroup
                                                                                               High-Yield Market Index,
                                                                                               ('Citigroup Index') a
                                                                                               broad-based unmanaged
                                                                                               index of high yield
                                                                                               securities. An
                                                                                               investor cannot invest
                                                                                               directly in an index.
                                                                                               The performance
                                                                                               indicated does not
                                                                                               reflect variable
                                                                                               annuity or life
                                                                                               insurance contract
                                                                                               charges, which, if
                                                                                               included, would lessen
                                                                                               performance.


   ----------
  * The returns shown in the bar chart and the performance table are for Class I shares of the fund (which are offered in a separate prospectus because no Class II shares were outstanding as of December 31, 2003). Class I and Class II shares are invested in the same portfolio of securities. However, the returns for Class II shares would differ from those of Class I because Class II shares have higher expenses than Class I shares.

 ** This index was formerly called the Salomon Smith Barney High Yield
    Market Index.

                 Salomon Brothers Variable Series Funds Inc - 3

------------------------------------------------------------------------------------------------------------

FEE TABLE

-------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                              None
 Maximum deferred sales charge on redemptions                   None

-------------------------------------------------------------------------
 AVERAGE FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                       0.75%

-------------------------------------------------------------------------
         Distribution and service (12b-1) fees                 0.25%

         Other expenses'D'                                     0.52%

-------------------------------------------------------------------------
         Total annual fund operating expenses'D'*              1.52%

'D' For Class II shares, 'Other Expenses' have been estimated based upon expenses incurred by Class I shares (Class I shares are offered through a separate prospectus) because no Class II shares were outstanding during the fiscal year ended December 31, 2003.

* Because the manager voluntarily agreed to waive a portion of its management fee for the fiscal year ending December 31, 2003, the actual total operating expenses for the fund were: 1.25%. The manager may discontinue this waiver at any time.

                                                                                     FEES AND EXPENSES
                                                                                     This table sets forth
                                                                                     the fees and expenses
                                                                                     you will pay if you
                                                                                     invest in shares of the
                                                                                     fund.



-----------------------------------------------------------------------------------------------------------------------

 EXAMPLE

---------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES              1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Your costs would be                               $155     $480      $829       $1,813

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                       Redemption of your shares at the end of the period
                                                                                                This example helps you
                                                                                                compare the cost of
                                                                                                investing in the fund
                                                                                                with other mutual
                                                                                                funds. Your actual cost
                                                                                                may be higher or lower.
                                                                                                This example does not
                                                                                                reflect variable
                                                                                                annuity or life
                                                                                                insurance contract
                                                                                                charges, which, if
                                                                                                included, would
                                                                                                increase the cost of
                                                                                                your investment.


                 Salomon Brothers Variable Series Funds Inc - 4

--------------------------------------------------------------------------------

 MORE ON THE FUND'S INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 The fund's investment     HIGH YIELD BOND FUND
 objective and its         Although the fund invests at least 80% of its assets
 principal investment      in high yield securities, the fund may also invest up
 strategies and risks are  to 20% of its assets in equity and equity related
 described under 'Fund     securities.
 goals, strategies
 and risks.'


 This section provides
 additional information
 about the fund's
 investments and certain
 portfolio management
 techniques the fund may use
 to achieve its objective. Of
 course, there is no assurance
 that the fund will achieve its
 objective. More information
 about the fund's investments
 and portfolio management
 techniques, some of which
 entail risks, is included in the
 statement of additional
 information (SAI).



 Any policy or limitation for
 the fund that is expressed
 as a percentage of assets is
 considered only at the time
 of purchase of portfolio
 securities. The policy will
 not be violated if these
 limitations are exceeded after
 purchase because of changes
 in the market value of the
 fund's assets or for any other
 reason.


--------------------------------------------------------------------------------

 EQUITY INVESTMENTS        Subject to its particular investment policies, the
                           fund may invest in all types of equity securities.
                           Equity securities include common stocks traded on an
                           exchange or in the over-the-counter market, preferred
                           stocks, warrants, rights, convertible securities,
                           depositary receipts, trust certificates, limited
                           partnership interests, shares of other investment
                           companies and real estate investment trusts.
--------------------------------------------------------------------------------

 FIXED INCOME INVESTMENTS  Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes
                           (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments

                 Salomon Brothers Variable Series Funds Inc - 5
                           and their political subdivisions. See 'Foreign and emerging market investments' and 'Sovereign government and supranational debt' below.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest, but not both, on underlying pools of mortgages or government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.
--------------------------------------------------------------------------------

 CREDIT QUALITY            If a security receives different ratings, the fund
                           will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over-the-counter derivatives contracts.

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                            They have received a comparable short-term or other rating.
                            They are unrated securities that the manager
                            believes are of comparable quality to investment grade securities.
--------------------------------------------------------------------------------

 HIGH YIELD, LOWER QUALITY The fund may invest in fixed income securities that
 SECURITIES                are high yield, lower quality securities rated by a
                           rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or

                 Salomon Brothers Variable Series Funds Inc - 6
                           periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.
--------------------------------------------------------------------------------

 FOREIGN AND EMERGING      The fund may invest in foreign securities, including
 MARKET INVESTMENTS        emerging market issuers. Investing in foreign
                           issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                           These risks may include:


                            Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.
                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.
                            Economic, political and social developments may adversely affect the securities markets.
                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
--------------------------------------------------------------------------------

 SOVEREIGN GOVERNMENT AND  The fund may invest in all types of fixed income
 SUPRANATIONAL DEBT        securities of governmental issuers in all countries,
                           including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.
                            Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
                            Participations in loans between emerging market governments and financial institutions.
                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments

                 Salomon Brothers Variable Series Funds Inc - 7
                            of one or more countries to promote reconstruction or development.
--------------------------------------------------------------------------------

 DERIVATIVES AND HEDGING   The fund may, but need not, use derivative contracts,
 TECHNIQUES                such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

                            As a substitute for buying or selling securities. To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------

 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive
                           positions in all types of money market and short-term
                           debt securities. If the fund takes a temporary
                           defensive position, it may be unable to achieve its
                           investment goal.
--------------------------------------------------------------------------------

 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------

 INSURANCE REGULATION      The fund provides an investment vehicle for variable
                           annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments

                 Salomon Brothers Variable Series Funds Inc - 8
                           with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.



                           The fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.



                 Salomon Brothers Variable Series Funds Inc - 9

--------------------------------------------------------------------------------

 MANAGEMENT


Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



--------------------------------------------------------------------------

 PORTFOLIO MANAGER     SINCE         PAST 5 YEARS' BUSINESS EXPERIENCE
--------------------------------------------------------------------------
 Peter J. Wilby        Inception     Managing Director of the manager
 Beth A. Semmel        April 2000    Managing Director of the manager
 James E. Craige       April 2000    Managing Director of the manager

                                                                                                 THE PORTFOLIO
                                                                                                 MANAGERS
                                                                                                 The portfolio managers
                                                                                                 are primarily
                                                                                                 responsible
                                                                                                 for the day-to-day
                                                                                                 operation of the fund.

------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------

 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL YEAR

 0.48%

                                                              MANAGEMENT FEES
                                                              As of December 31,
                                                              2003, SaBAM managed
                                                              approximately
                                                              $70 billion of assets.



-------------------------------------------------------------------------------------

Citigroup Global Markets Inc., a registered broker-dealer     DISTRIBUTOR
and an affiliate of the manager, serves as the fund's
distributor.

-------------------------------------------------------------------------------------

The fund has adopted a Rule 12b-1 distribution plan for       PLAN OF DISTRIBUTION
Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average
daily net assets of the Class. The plan allows Class II
shares of the fund to bear distribution fees in connection
with the sale and distribution of Class II shares. It also
allows the fund to pay for services to Class II
shareholders. This fee is an ongoing expense and over time
may cost you more than paying other types of sales charges.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


                Salomon Brothers Variable Series Funds Inc - 10

The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

-------------------------------------------------------------------------------------

During the period from 1997 - 1999, Citicorp Trust Bank, fsb  RECENT
('Citicorp Trust'), an affiliate of Citigroup Asset           DEVELOPMENTS
Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's
investment manager and other investment advisory companies.
Citicorp Trust hired a subcontractor to perform some of the
transfer agent services. The subcontractor, in exchange,
signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking
revenue to a CAM affiliate. The sub-contractor's business
was later taken over by PFPC Inc. in 1999, and at that time
the revenue guarantee was eliminated and a one-time payment
was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


                Salomon Brothers Variable Series Funds Inc - 11

--------------------------------------------------------------------------------
 SHARE TRANSACTIONS


 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the
                         purpose of funding variable annuity and variable life
 Individuals may not     insurance contracts and to certain qualified pension and
 purchase shares         retirement plans. The variable insurance products and
 directly from the       qualified plans may or may not make investments in the fund
 fund. You should read   described in this prospectus. Shares of the fund are sold at
 the prospectus for      net asset value.
 your insurance
 company's variable      The interests of different variable insurance products and
 contract to learn how   qualified plans investing in the fund could conflict due to to purchase a variable  differences of tax treatment and other considerations. The
 contract based on the   fund currently does not foresee any disadvantages to
 fund.                   investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity
                         and variable life products and to qualified plans.
                         Nevertheless, the board of directors intends to monitor
                         events to identify any material irreconcilable conflicts
                         which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in the fund and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.

                         The fund also offers Class I shares through a separate
                         prospectus. Class I shares are not subject to a
                         distribution fee and are only available through certain
                         eligible insurance companies in connection with particular life insurance and/or annuity contracts.

                         Certain insurance companies may have selected, and the
                         distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher
                         fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
-------------------------------------------------------------------------------------

 REDEMPTION OF SHARES    Redemption requests may be placed by separate accounts of
                         participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund or its agent will be the net asset value next determined after receipt by the fund of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by
                         bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption
                         request in good order but in no event later than 7 days
                         following receipt of instructions. The fund may suspend
                         sales or postpone payment dates during any period in which any of the following conditions exist:

                          The New York Stock Exchange ('NYSE') is closed;
                          Trading on the NYSE is restricted;
                          An emergency exists as a result of which disposal by the
                          fund of securities is not reasonably practicable or it is
                          not reasonably practicable for the fund to fairly determine the value of its net assets; or
                          As permitted by a Securities and Exchange Commission order in extraordinary circumstances.


                Salomon Brothers Variable Series Funds Inc - 12

 EXCESSIVE EXCHANGE      Excessive trading of fund shares can harm the fund and its
 TRANSACTIONS            shareholders. However, the fund's shares are offered
                         exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has
                         little or no access to the records of individual contract
                         holders. The fund is dependent on the ability of the
                         insurance company sponsors of these Separate Accounts to
                         limit excessive trading of fund shares. There can be no
                         assurance that excessive trading in the fund's shares will not occur.
-------------------------------------------------------------------------------------
 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London Stock Exchange closes, which is 12 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance
                         company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from
                         its underlying account holders before the NYSE closes. If
                         the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will
                         receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund's transfer
                         agent before the transfer agent's close of business.


                Salomon Brothers Variable Series Funds Inc - 13

--------------------------------------------------------------------------------


 DIVIDENDS, DISTRIBUTIONS AND TAXES



  The fund has elected to be treated, and intends to qualify each year, as a 'regulated investment company' under Subchapter M of the Internal
  Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Internal Revenue
  Code. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

  The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:
------------------------------------------------------------------------

  FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM
------------------------

  High Yield Bond Fund        annually        annually        income

                                                                          DIVIDENDS AND
                                                                          DISTRIBUTIONS
                                                                          Annual distributions of
                                                                          income and capital gain
                                                                          are made at the end of
                                                                          the year in which the
                                                                          income or gain is
                                                                          realized, or the
                                                                          beginning of the next
                                                                          year.


                Salomon Brothers Variable Series Funds Inc - 14

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


 The financial highlights table is intended to help you understand the performance of the fund's Class I shares for the past 5 years. As of December 31, 2003, no Class II shares of the fund were outstanding. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class I share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).


 For a Class I share of capital stock outstanding throughout each period ended December 31:


                                                                                HIGH YIELD BOND FUND
---------------------------------------------------------------------------------------------------------------------------
                                                           2003          2002          2001            2000           1999
---------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                       $  8.11       $  8.13       $  8.39         $ 9.22         $ 9.58
                                                          -------       -------       -------         ------         ------
 INCOME (LOSS) FROM OPERATIONS:
   Net investment income (1)                                 0.72          0.73          0.68           0.83           0.88
   Net realized and unrealized gain (loss)                   1.24         (0.14)        (0.25)         (0.83)         (0.35)
                                                          -------       -------       -------         ------         ------
 Total Income From Operations                                1.96          0.59          0.43           --             0.53
                                                          -------       -------       -------         ------         ------
 LESS DISTRIBUTIONS FROM:
   Net investment income                                    (0.60)        (0.61)        (0.69)         (0.83)         (0.88)
   Capital                                                  --            --            --              --            (0.01)
                                                          -------       -------       -------         ------         ------
 Total Distributions                                        (0.60)        (0.61)        (0.69)         (0.83)         (0.89)
                                                          -------       -------       -------         ------         ------
 NET ASSET VALUE, END OF YEAR                             $  9.47       $  8.11       $  8.13         $ 8.39         $ 9.22
                                                          -------       -------       -------         ------         ------
                                                          -------       -------       -------         ------         ------
 TOTAL RETURN (2)                                           24.20%         7.31%         5.14%         (0.02)%         5.56%
 NET ASSETS, END OF
 YEAR (000s)                                              $39,799       $20,469       $13,728         $9,517         $7,940
 RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)(3)                                           1.00%         1.00%         1.00%          1.00%          1.00%
   Net investment income                                     7.86%         8.97%         9.13%         10.19%          9.56%
 PORTFOLIO TURNOVER RATE                                       50%           99%           88%            53%            58%


               --------------------------------------------------


 (1) SaBAM has waived all or a portion of its management fees for the five years ended December 31, 2003. In addition, SaBAM has reimbursed the fund for expenses of $2,475 and $3,983 for the years ended December 31, 2000 and December 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share decreases to net investment income and the actual expense ratio would have been as follows::



                                                                  DECREASES TO            EXPENSE RATIOS
                                                              NET INVESTMENT INCOME    WITHOUT FEE WAIVERS
                                                                    PER SHARE           AND REIMBURSEMENTS
                                                                    ---------           ------------------
 2003.......................................................          $0.03                    1.27%
 2002.......................................................           0.04                    1.52
 2001.......................................................           0.04                    1.57
 2000.......................................................           0.06                    1.78
 1999.......................................................           0.07                    1.80



 (2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SaBAM to limit total fund operating expenses. Absent this expense limitation, total returns for the fund would be lower. Expense limitations may be revised or terminated.


 (3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.




                Salomon Brothers Variable Series Funds Inc - 15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------

                              High Yield Bond Fund
                                    Class II

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-08443)

SBVHYB2

Salomon Brothers
VARIABLE SERIES FUNDS INC
Prospectus




Investors Fund
Class I



April 29, 2004



---------------------------
          Salomon Brothers
          ---------------------------
                     Asset Management



The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


                               Fund goals, strategies and risks............................    2
                               More on the fund's investments..............................    4
                               Management..................................................    8
                               Share transactions..........................................   10
                               Dividends, distributions and taxes..........................   12
                               Financial highlights........................................   13


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 1

--------------------------------------------------------------------------------
 INVESTORS FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The primary investment objective of the fund is to seek
 OBJECTIVE               long-term growth of capital. Current income is a secondary objective. These objectives may be changed without
                         shareholder approval.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in common stocks of established
                         U.S. companies. The fund may also invest in other equity
                         securities. To a lesser degree, the fund invests in income producing securities such as debt securities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager focuses on established
 FUND'S                  large capitalization companies (over $5 billion in market
 INVESTMENTS             capitalization), seeking to identify those companies with
                         favorable valuations and attractive growth potential. The
                         manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

                         In selecting individual companies for investment, the manager looks for:

                          Share prices that appear to be temporarily oversold or do
                          not reflect positive company developments.
                          Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.
                          Special situations including corporate events, changes in
                          management, regulatory changes or turnaround situations.
                          Company specific items such as competitive market position, competitive products and services, experienced management
                          team and stable financial conditions.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Equity investments may involve added risks. Investors could
 OF INVESTING IN         lose money on their investment in the fund, or the fund may
 THE FUND                not perform as well as other investments, if any of the
                         following occurs:

                          U.S. stock markets decline or perform poorly relative to
                          other types of investments.
                          An adverse event, such as an unfavorable earnings report,
                          negatively affects the stock price of a company in which the fund invests.
                          Large capitalization stocks or growth stocks fall out of
                          favor with investors.
                          The manager's judgment about the attractiveness, growth
                          prospects or potential appreciation of a particular sector or stock proves to be incorrect.


                 Salomon Brothers Variable Series Funds Inc - 2

                                                      [BAR GRAPH]
                                         Calendar year ended
                                            December 31          % Total Return
                                         ------------------      --------------
 PERFORMANCE                                                                      TOTAL RETURN
 The bar chart indicates the risks of          1999                   11.65       The bar chart shows the
 investing in the fund by showing              2000                   15.24       performance of the fund
 changes in the fund's performance             2001                   (4.15)      for each of the calendar
 from year to year. Past performance           2002                  (23.05)      years indicated. The
 does not necessarily indicate how             2003                   32.33       performance indicated
 the fund will perform in the future.                                             does not reflect
 QUARTERLY RETURNS: Highest: 20.19%                                               variable annuity or life
 in 2nd quarter 2003; Lowest:                                                     insurance contract
  - 21.42% in 3rd quarter 2002                                                    charges, which, if
                                                                                  included, would lessen
                                                                                  performance.




----------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

--------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2003)

                        Inception Date        1 Year           5 Years       Since Inception

--------------------------------------------------------------------------------------------
 Fund                      2/17/98            32.33%            4.66%             5.75%
 S&P 500 Index             2/17/98            28.67%           - 0.57%            2.91%

                                                                                               COMPARATIVE
                                                                                               PERFORMANCE
                                                                                               This table indicates
                                                                                               the risk of investing
                                                                                               in the fund by
                                                                                               comparing the average
                                                                                               annual total return for
                                                                                               the periods shown to
                                                                                               that of the Standard &
                                                                                               Poor's 500 Index
                                                                                               ('S&P 500 Index') a
                                                                                               broad-based unmanaged
                                                                                               index of widely held
                                                                                               common stock. An
                                                                                               investor cannot invest
                                                                                               directly in an index.
                                                                                               The performance
                                                                                               indicated does not
                                                                                               reflect variable
                                                                                               annuity or life
                                                                                               insurance contract
                                                                                               charges, which, if
                                                                                               included, would lessen
                                                                                               performance.



------------------------------------------------------------------------------------------------------------

 FEE TABLE

-------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                              None
 Maximum deferred sales charge on redemptions                   None

-------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                       0.70%

-------------------------------------------------------------------------
         Distribution and service (12b-1) fees                  None

         Other expenses                                        0.12%

-------------------------------------------------------------------------
         Total annual fund operating expenses*                 0.82%

* The manager has voluntarily agreed to waive its management fee and/or reimburse the fund for certain expenses so that the fund's total annual operating expenses will not exceed 1.00%. The manager may discontinue this waiver and/or reimbursement at any time.
                                                                                     FEES AND EXPENSES
                                                                                     This table sets forth
                                                                                     the fees and expenses
                                                                                     you will pay if you
                                                                                     invest in shares of the
                                                                                     fund.



----------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Your costs would be                                  $84      $262      $455       $1,014

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the SEC for this example and is not a prediction of future performance)
                       Redemption of your shares at the end of the period
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.
                                                                                               This example does not
                                                                                               reflect variable
                                                                                               annuity or life
                                                                                               insurance contract
                                                                                               charges, which, if
                                                                                               included, would
                                                                                               increase the cost of
                                                                                               your investment.



                 Salomon Brothers Variable Series Funds Inc - 3

--------------------------------------------------------------------------------
 MORE ON THE FUND'S INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 The fund's investment     INVESTORS FUND
 objective and its         The fund may invest up to 5% of its net assets in
 principal investment      non-convertible debt securities rated below
 strategies and risks are  investment grade or, if unrated, of equivalent
 described under 'Fund     quality as determined by the manager. The fund may
 goals, strategies         invest without limit in convertible debt securities.
 and risks.'               The fund may also invest up to 20% of its assets in
                           securities of foreign issuers.


 This section provides
 additional information
 about the fund's
 investments and certain
 portfolio management
 techniques the fund may use
 to achieve its objective. Of
 course, there is no assurance
 that the fund will achieve its
 objective. More information
 about the fund's investments
 and portfolio management
 techniques, some of which
 entail risks, is included in the
 statement of additional
 information (SAI).



 Any policy or limitation for
 the fund that is expressed
 as a percentage of assets is
 considered only at the time
 of purchase of portfolio
 securities. The policy will
 not be violated if these
 limitations are exceeded after
 purchase because of changes
 in the market value of the
 fund's assets or for any other
 reason.


--------------------------------------------------------------------------------
 EQUITY INVESTMENTS        Subject to its particular investment policies, the
                           fund may invest in all types of equity securities.
                           Equity securities include common stocks traded on an
                           exchange or in the over-the-counter market, preferred
                           stocks, warrants, rights, convertible securities,
                           depositary receipts, trust certificates, limited
                           partnership interests, shares of other investment
                           companies and real estate investment trusts.
--------------------------------------------------------------------------------
 FIXED INCOME INVESTMENTS  Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                           Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S.
                           government, its agencies, authorities,
                           instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations;
                           and foreign governments and their political subdivisions. See 'Foreign and emerging market


                 Salomon Brothers Variable Series Funds Inc - 4
                           investments' and 'Sovereign government and supranational debt' below.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
--------------------------------------------------------------------------------

 CREDIT QUALITY            If a security receives different ratings, the fund
                           will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over-the-counter derivatives contracts.

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                            They have received a comparable short-term or other rating.
                            They are unrated securities that the manager
                            believes are of comparable quality to investment grade securities.
--------------------------------------------------------------------------------

 HIGH YIELD, LOWER QUALITY The fund may invest in fixed income securities that
 SECURITIES                are high yield, lower quality securities rated by a
                           rating organization below its top four long-term
                           rating categories or unrated securities determined by
                           the manager to be of equivalent quality. The issuers
                           of lower quality bonds may be highly leveraged and
                           have difficulty servicing their debt, especially
                           during prolonged economic recessions or periods of
                           rising interest rates. The prices of lower quality
                           securities are volatile and may go down due to market
                           perceptions of deteriorating issuer creditworthiness
                           or economic conditions. Lower quality securities may
                           become illiquid and hard to value in down markets.
--------------------------------------------------------------------------------

 FOREIGN AND EMERGING      The fund may invest in foreign securities, including
 MARKET INVESTMENTS        emerging market issuers. Investing in foreign
                           issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                           These risks may include:


                            Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.


                 Salomon Brothers Variable Series Funds Inc - 5

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments may adversely affect the securities markets.

                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
--------------------------------------------------------------------------------

 SOVEREIGN GOVERNMENT AND  The fund may invest in all types of fixed income
 SUPRANATIONAL DEBT        securities of governmental issuers in all countries,
                           including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.
                            Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
                            Participations in loans between emerging market governments and financial institutions.
                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
--------------------------------------------------------------------------------

 DERIVATIVES AND HEDGING   The fund may, but need not, use derivative contracts,
 TECHNIQUES                such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

                            As a substitute for buying or selling securities. To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not



                 Salomon Brothers Variable Series Funds Inc - 6
                           correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
--------------------------------------------------------------------------------

 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive
                           positions in all types of money market and short-term
                           debt securities. If the fund takes a temporary
                           defensive position, it may be unable to achieve its
                           investment goal.
--------------------------------------------------------------------------------


 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------


 INSURANCE REGULATION      The fund provides an investment vehicle for variable
                           annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.

                           The fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.


                 Salomon Brothers Variable Series Funds Inc - 7

--------------------------------------------------------------------------------

 MANAGEMENT


Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



--------------------------------------------------------------------------

 PORTFOLIO MANAGER    SINCE            PAST 5 YEARS' BUSINESS EXPERIENCE
--------------------------------------------------------------------------

 John B. Cunningham   September 1997   Managing Director of the manager
 Mark McAllister          April 2000   Director and equity analyst with the manager;
                                       Executive Vice President and portfolio manager at JLW
                                       Capital Mgmt. Inc. from March 1998 to May 1999. Prior
                                       to March 1998, a Vice President and equity analyst at
                                       Cohen & Steers Capital Management

                                                                                               THE PORTFOLIO MANAGERS
                                                                                               The portfolio managers
                                                                                               are primarily
                                                                                               responsible for the
                                                                                               day-to-day operation of
                                                                                               the fund.


--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------

 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL YEAR

 0.70%

                                                              MANAGEMENT FEES
                                                              As of December 31,
                                                              2003, SaBAM managed
                                                              approximately
                                                              $70 billion of assets.

-------------------------------------------------------------------------------------



Citigroup Global Markets Inc., a registered broker-dealer     DISTRIBUTOR
and an affiliate of the manager, serves as the fund's
distributor.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


                 Salomon Brothers Variable Series Funds Inc - 8

During the period from 1997 - 1999, Citicorp Trust Bank, fsb  RECENT DEVELOPMENTS
('Citicorp Trust'), an affiliate of Citigroup Asset
Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies.
Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. in 1999, and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


                Salomon Brothers Variable Series Funds Inc - 9

--------------------------------------------------------------------------------

 SHARE TRANSACTIONS


 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the
                         purpose of funding variable annuity and variable life
                         insurance contracts and to certain qualified pension and
                         retirement plans. The variable insurance products and
                         qualified plans may or may not make investments in the fund described in this prospectus. Shares of the fund are sold at net asset value.
 Individuals may not
 purchase shares         The interests of different variable insurance products and
 directly from the       qualified plans investing in the fund could conflict due to
 fund. You should read   differences of tax treatment and other considerations. The
 the prospectus for      fund currently does not foresee any disadvantages to
 your insurance          investors arising from the fact that the fund may offer its
 company's variable      shares to different insurance company separate accounts that
 contract to learn how   serve as the investment medium for their variable annuity
 to purchase a variable  and variable life products and to qualified plans.
 contract based on the   Nevertheless, the board of directors intends to monitor
 fund.                   events to identify any material irreconcilable conflicts
                         which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in the fund and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.

                         The fund also offers Class II shares, which are subject to a distribution fee and are offered through a separate
                         prospectus to holders of certain variable annuity and
                         variable life insurance contracts.

                         Certain insurance companies may have selected, and the
                         distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher
                         fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
-------------------------------------------------------------------------------------

 REDEMPTION OF           Redemption requests may be placed by separate accounts of
  SHARES                 participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption
                         request in good order but in no event later than 7 days
                         following receipt of instructions. The fund may suspend
                         sales or postpone payment dates during any period in which any of the following conditions exist:

                          The New York Stock Exchange ('NYSE') is closed;
                          Trading on the NYSE is restricted;
                          An emergency exists as a result of which disposal by the
                          fund of securities is not reasonably practicable or it is
                          not reasonably practicable for the fund to fairly determine the value of its net assets; or
                          As permitted by a Securities and Exchange Commission order in extraordinary circumstances.


                Salomon Brothers Variable Series Funds Inc - 10

 EXCESSIVE EXCHANGE      Excessive trading of fund shares can harm the fund and its
 TRANSACTIONS            shareholders. However, the fund's shares are offered
                         exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has
                         little or no access to the records of individual contract
                         holders. The fund is dependent on the ability of the
                         insurance company sponsors of these Separate Accounts to
                         limit excessive trading of fund shares. There can be no
                         assurance that excessive trading in the fund's shares will not occur.
-------------------------------------------------------------------------------------
SHARE PRICE              The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).
                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London Stock Exchange closes, which is 12 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance
                         company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from
                         its underlying account holders before the NYSE closes. If
                         the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will
                         receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund's transfer
                         agent before the transfer agent's close of business.


                Salomon Brothers Variable Series Funds Inc - 11

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES


  The fund has elected to be treated, and intends to qualify each year, as a 'regulated investment company' under Subchapter M of the Internal
  Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Internal Revenue
  Code. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

  The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:

------------------------------------------------------------------------

  FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM
------------------------
  Investors Fund              annually        annually         gain

                                                                          DIVIDENDS AND
                                                                          DISTRIBUTIONS
                                                                          Annual distributions of
                                                                          income and capital gain
                                                                          are made at the end of
                                                                          the year in which the
                                                                          income or gain is
                                                                          realized, or the
                                                                          beginning of the next
                                                                          year.


                Salomon Brothers Variable Series Funds Inc - 12

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


 The financial highlights table is intended to help you understand the performance of a Class I share for the past 5 years. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class I share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).


 For a Class I share of capital stock outstanding throughout each period ended December 31:


                                                                                 INVESTORS FUND
------------------------------------------------------------------------------------------------------------------------------
                                                         2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                    $   9.71       $  12.79       $  13.59       $  12.23       $ 11.01
                                                       --------       --------       --------       --------       -------
 INCOME (LOSS) FROM OPERATIONS:
   Net investment income (1)                               0.16           0.14           0.09           0.10          0.06
   Net realized and unrealized gain (loss)                 2.98          (3.09)         (0.64)          1.77          1.22
                                                       --------       --------       --------       --------       -------
 Total Income (Loss) From Operations                       3.14          (2.95)         (0.55)          1.87          1.28
                                                       --------       --------       --------       --------       -------
 LESS DISTRIBUTIONS FROM:
   Net investment income                                  (0.16)         (0.13)         (0.09)         (0.10)        (0.06)
   Net realized gains                                     --             --             (0.16)         (0.41)        --
                                                       --------       --------       --------       --------       -------
 Total Distributions                                      (0.16)         (0.13)         (0.25)         (0.51)        (0.06)
                                                       --------       --------       --------       --------       -------
 NET ASSET VALUE, END OF YEAR                          $  12.69       $   9.71       $  12.79       $  13.59       $ 12.23
                                                       --------       --------       --------       --------       -------
                                                       --------       --------       --------       --------       -------
 TOTAL RETURN (2)                                         32.33%        (23.05)%        (4.15)%        15.24%        11.65%
 NET ASSETS, END OF
 YEAR (000S)                                           $287,808       $215,208       $254,937       $142,330       $52,542
 RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)(3)                                         0.82%          0.81%          0.82%          0.91%         0.98
   Net investment income                                   1.51%          1.23%          0.92%          1.10%         0.91%
 PORTFOLIO TURNOVER RATE                                     39%            51%            40%            65%           51%


               --------------------------------------------------


 (1) SaBAM has waived a portion of its management fee for the year ended December 31, 1999. If such fees were not waived, the per share decrease to net investment income and the actual expense ratio would have been $0.01 and 1.15%, respectively:


 (2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SaBAM to limit total fund operating expenses. Absent this expense limitation, total returns for the fund would be lower. Expense limitations may be revised or terminated.


 (3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.





                Salomon Brothers Variable Series Funds Inc - 13

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------

                                 Investors Fund
                                    Class I

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-08443)


SBVINV

                              Salomon Brothers

                         VARIABLE SERIES FUNDS INC

                                 Prospectus


                               Investors Fund
                                  Class II

                               April 29, 2004

                        ---------------------------
                              Salomon Brothers
                        ---------------------------
                                   Asset Management


The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


                               Fund goals, strategies and risks............................    2
                               More on the fund's investments..............................    5
                               Management..................................................    9
                               Share transactions..........................................   11
                               Dividends, distributions and taxes..........................   13
                               Financial highlights........................................   14


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 1

--------------------------------------------------------------------------------
 INVESTORS FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The primary investment objective of the fund is to seek
 OBJECTIVE               long-term growth of capital. Current income is a secondary objective. These objectives may be changed without
                         shareholder approval.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in common stocks of established
                         U.S. companies. The fund may also invest in other equity
                         securities. To a lesser degree, the fund invests in income producing securities such as debt securities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager focuses on established
 FUND'S                  large capitalization companies (over $5 billion in market
 INVESTMENTS             capitalization), seeking to identify those companies with
                         favorable valuations and attractive growth potential. The
                         manager employs fundamental analysis to analyze each company in detail, ranking its management, strategy and competitive market position.

                         In selecting individual companies for investment, the manager looks for:

                           Share prices that appear to be temporarily oversold or do
                           not reflect positive company developments.

                           Share prices that appear to undervalue the company's assets, particularly on a sum-of-the-parts basis.

                           Special situations including corporate events, changes in
                           management, regulatory changes or turnarounds situations.

                           Company specific items such as competitive market position, competitive products and services, experienced management
                           team and stable financial conditions.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Equity investments may involve added risks. Investors could
 OF INVESTING IN         lose money on their investment in the fund, or the fund may
 THE FUND                not perform as well as other investments, if any of the
                         following occurs:

                           U.S. stock markets decline or perform poorly relative to
                           other types of investments.

                           An adverse event, such as an unfavorable earnings report,
                           negatively affects the stock price of a company in which the fund invests.

                           Large capitalization stocks or growth stocks fall out of
                           favor with investors.

                           The manager's judgment about the attractiveness, growth
                           prospects or potential appreciation of a particular sector or stock proves to be incorrect.


                 Salomon Brothers Variable Series Funds Inc - 2

                                                     [BAR GRAPH]
                                        Calendar year ended
                                            December 31       % Total Return
 PERFORMANCE*                                                                     TOTAL RETURN
 The bar chart indicates the risks of          1999                11.65          The bar chart shows the
 investing in the fund by showing              2000                15.24          performance of Class I
 changes in the fund's performance             2001                -4.15          shares of the fund for
 from year to year. Past performance           2002               -23.05          each of the calendar
 does not necessarily indicate how             2003                32.33          years indicated. The
 the fund will perform in the future.                                             performance indicated
 QUARTERLY RETURNS: Highest: 20.19%                                               does not reflect
 in 2nd quarter 2003; Lowest:                                                     variable annuity or life
  - 21.42% in 3rd quarter 2002                                                    insurance contract
                                                                                  charges, which, if
                                                                                  included, would lessen
                                                                                  performance.



----------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE*
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

-------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)
                        Inception Date        1 Year           5 Years       Since Inception
-------------------------------------------------------------------------
 Fund                      2/17/98            32.33%            4.66%             5.75%
 S&P 500 Index             2/17/98            28.67%           - 0.57%            2.91%

                                                                                               COMPARATIVE
                                                                                               PERFORMANCE
                                                                                               This table indicates
                                                                                               the risk of investing
                                                                                               in the fund by
                                                                                               comparing the average
                                                                                               annual total return for
                                                                                               the periods shown to
                                                                                               that of the Standard &
                                                                                               Poor's 500 Index
                                                                                               ('S&P 500 Index') a
                                                                                               broad-based unmanaged
                                                                                               index of widely held
                                                                                               common stock. An
                                                                                               investor cannot invest
                                                                                               directly in an index.
                                                                                               The performance
                                                                                               indicated does not
                                                                                               reflect variable
                                                                                               annuity or life
                                                                                               insurance contract
                                                                                               charges, which, if
                                                                                               included, would lessen
                                                                                               performance.



 ----------
 * The returns shown in the bar chart and the performance table are for Class I shares of the fund (which are offered in a separate prospectus) because no Class II shares were outstanding as of December 31, 2003. Class I and
   Class II shares are invested in the same portfolio of securities. However, the returns for Class II shares would differ from those of Class I because Class II shares have higher expenses than Class I shares.


                 Salomon Brothers Variable Series Funds Inc - 3

 FEE TABLE

-------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
 Maximum sales charge on purchases                              None
 Maximum deferred sales charge on redemptions                   None

-------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
         Management fees                                       0.70%

-------------------------------------------------------------------------
         Distribution and service (12b-1) fees                 0.25%

         Other expenses*                                       0.12%

-------------------------------------------------------------------------
         Total annual fund operating expenses*'D'              1.07%

 * For Class II shares, 'Other Expenses' have been estimated based upon expenses incurred by Class I shares (Class I shares are offered through a separate prospectus) because no Class II shares were outstanding during the fiscal year ended December 31, 2003.

'D' The manager has voluntarily agreed to waive its management fee and/or reimburse the fund for certain expenses so that the fund's total annual operating expenses will not exceed 1.25% for Class II shares. The manager may discontinue this waiver and/or reimbursement at any time.
                                                                                     FEES AND EXPENSES
                                                                                     This table sets forth
                                                                                     the fees and expenses
                                                                                     you will pay if you
                                                                                     invest in shares of the
                                                                                     fund.



----------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                      $109     $340      $590       $1,306
Your costs would be

The example assumes:  You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                      Redemption of your shares at the end of the period
                                                                                                 This example helps you
                                                                                                 compare the cost of
                                                                                                 investing in the fund
                                                                                                 with other mutual
                                                                                                 funds. Your actual cost
                                                                                                 may be higher or lower.
                                                                                                 This example does not
                                                                                                 reflect variable
                                                                                                 annuity or life
                                                                                                 insurance contract
                                                                                                 charges, which, if
                                                                                                 included, would
                                                                                                 increase the cost of
                                                                                                 your investment.


                 Salomon Brothers Variable Series Funds Inc - 4

--------------------------------------------------------------------------------
 MORE ON THE FUND'S INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 The fund's investment     INVESTORS FUND
 objective and its         The fund may invest up to 5% of its net assets in
 principal investment      non-convertible debt securities rated below
 strategies and  risks     investment grade or, if unrated, of equivalent
 are described under       quality as determined by the manager. The fund may
 'Fund goals, strategies   invest without limit in convertible debt securities.
 and risks.'               The fund may also invest up to 20% of its assets in
                           securities of foreign issuers.

 This section provides
 additional information
 about the fund's
 investments and  certain
 portfolio management
 techniques the fund may
 use to achieve its
 objective. Of course,
 there is no assurance
 that the fund will
 achieve its objective.
 More information about
 the fund's investments
 and portfolio
 management techniques,
 some of which entail
 risks, is included in
 the statement of
 additional information
 (SAI).


 Any policy or limitation
 for the fund that is
 expressed as a percentage
 of assets is considered
 only at the time of
 purchase of portfolio
 securities. The policy
 will not be violated
 if these limitations
 are exceeded after
 purchase because of
 changes in the market
 value of the fund's
 assets or for any
 other reason.

--------------------------------------------------------------------------------

EQUITY INVESTMENTS         Subject to its particular investment policies, the
                           fund may invest in all types of equity securities.
                           Equity securities include common stocks traded on an
                           exchange or in the over-the-counter market, preferred
                           stocks, warrants, rights, convertible securities,
                           depositary receipts, trust certificates, limited
                           partnership interests, shares of other investment
                           companies and real estate investment trusts.
--------------------------------------------------------------------------------

FIXED INCOME INVESTMENTS   Subject to its particular investment policies, the
                           fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                           Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S.
                           government, its agencies, authorities,
                           instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations;
                           and foreign governments

                 Salomon Brothers Variable Series Funds Inc - 5
                           and their political subdivisions. See 'Foreign and emerging market investments' and 'Sovereign government and supranational debt' below.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
--------------------------------------------------------------------------------

 CREDIT QUALITY            If a security receives different ratings, the fund
                           will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over-the-counter derivatives contracts.

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

                            They have received a comparable short-term or other rating.

                            They are unrated securities that the manager believes are of comparable quality to investment grade securities.

--------------------------------------------------------------------------------

 HIGH YIELD, LOWER         The fund may invest in fixed income securities that
 QUALITY SECURITIES        are high yield, lower quality securities rated by a
                           rating organization below its top four long-term
                           rating categories or unrated securities determined by
                           the manager to be of equivalent quality. The issuers
                           of lower quality bonds may be highly leveraged and
                           have difficulty servicing their debt, especially
                           during prolonged economic recessions or periods of
                           rising interest rates. The prices of lower quality
                           securities are volatile and may go down due to market
                           perceptions of deteriorating issuer creditworthiness
                           or economic conditions. Lower quality securities may
                           become illiquid and hard to value in down markets.
--------------------------------------------------------------------------------

 FOREIGN AND EMERGING      The fund may invest in foreign securities, including
 MARKET INVESTMENTS        emerging market issuers. Investing in foreign
                           issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                           These risks may include:

                            Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                 Salomon Brothers Variable Series Funds Inc - 6

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments may adversely affect the securities markets.

                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
--------------------------------------------------------------------------------

 SOVEREIGN GOVERNMENT AND  The fund may invest in all types of fixed income
 SUPRANATIONAL DEBT        securities of governmental issuers in all countries,
                           including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                            Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.

                            Participations in loans between emerging market governments and financial institutions.

                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
--------------------------------------------------------------------------------

 DERIVATIVES AND           The fund may, but need not, use derivative contracts,
 HEDGING TECHNIQUES        such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

                            As a substitute for buying or selling securities. To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not


                 Salomon Brothers Variable Series Funds Inc - 7
                           correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
--------------------------------------------------------------------------------

 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive
                           positions in all types of money market and short-term
                           debt securities. If the fund takes a temporary
                           defensive position, it may be unable to achieve its
                           investment goal.
--------------------------------------------------------------------------------

 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------


 INSURANCE REGULATION      The fund provides an investment vehicle for variable
                           annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.


                           The fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.



                 Salomon Brothers Variable Series Funds Inc - 8

--------------------------------------------------------------------------------
 MANAGEMENT

Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



--------------------------------------------------------------------------
 PORTFOLIO MANAGER    SINCE            PAST 5 YEARS' BUSINESS EXPERIENCE
--------------------------------------------------------------------------
 John B. Cunningham   September 1997   Managing Director of the manager
 Mark McAllister          April 2000   Director and equity analyst with the manager;
                                       Executive Vice President and portfolio manager at JLW
                                       Capital Mgmt. Inc. from March 1998 to May 1999. Prior
                                       to March 1998, a Vice President and equity analyst at
                                       Cohen & Steers Capital Management
                                                                                               THE PORTFOLIO MANAGERS
                                                                                               The portfolio managers
                                                                                               are primarily
                                                                                               responsible for the
                                                                                               day-to-day operation of
                                                                                               the fund.

----------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL
 YEAR

 0.70%
                                                              MANAGEMENT FEES
                                                              As of December 31,
                                                              2003, SaBAM managed
                                                              approximately
                                                              $70 billion of assets.

-------------------------------------------------------------------------------------



Citigroup Global Markets Inc., a registered broker-dealer     DISTRIBUTOR
and an affiliate of the manager, serves as the fund's
distributor.

-------------------------------------------------------------------------------------

The fund has adopted a Rule 12b-1 distribution plan for       PLAN OF
Class II shares. Under the plan, Class II shares of the fund  DISTRIBUTION are subject to a distribution fee of 0.25% of the average
daily net assets of the Class. The plan allows Class II
shares of the fund to bear distribution fees in connection
with the sale and distribution of Class II shares. It also
allows the fund to pay for services to Class II
shareholders. This fee is an ongoing expense and over time
may cost you more than paying other types of sales charges.


In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

                 Salomon Brothers Variable Series Funds Inc - 9

The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

-------------------------------------------------------------------------------------

During the period from 1997 - 1999, Citicorp Trust Bank, fsb  RECENT
('Citicorp Trust'), an affiliate of Citigroup Asset           DEVELOPMENTS
Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's
investment manager and other investment advisory companies.
Citicorp Trust hired a subcontractor to perform some of the
transfer agent services. The subcontractor, in exchange,
signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking
revenue to a CAM affiliate. The sub-contractor's business
was later taken over by PFPC Inc. in 1999, and at that time
the revenue guarantee was eliminated and a one-time payment
was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


                Salomon Brothers Variable Series Funds Inc - 10

--------------------------------------------------------------------------------
 SHARE TRANSACTIONS


 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the
                         purpose of funding variable annuity and variable life
                         insurance contracts and to certain qualified pension and
                         retirement plans. The variable insurance products and
                         qualified plans may or may not make investments in the fund described in this prospectus. Shares of the fund are sold at
 Individuals may not     net asset value.
 purchase shares
 directly from the       The interests of different variable insurance products and
 fund. You should read   qualified plans investing in the fund could conflict due to
 the prospectus for      differences of tax treatment and other considerations. The
 your insurance          fund currently does not foresee any disadvantages to
 company's variable      investors arising from the fact that the fund may offer its
 contract to learn how   shares to different insurance company separate accounts that to purchase a variable  serve as the investment medium for their variable annuity
 contract based on the   and variable life products and to qualified plans.
 fund.                   Nevertheless, the board of directors intends to monitor
                         events to identify any material irreconcilable conflicts
                         which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in the fund and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.

                         The fund also offers Class I shares through a separate
                         prospectus. Class I shares are not subject to a
                         distribution fee and are only available through certain
                         eligible insurance companies in connection with particular life insurance and/or annuity contracts.

                         Certain insurance companies may have selected, and the
                         distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher
                         fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
-------------------------------------------------------------------------------------

 REDEMPTION OF SHARES    Redemption requests may be placed by separate accounts of
                         participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption
                         request in good order but in no event later than 7 days
                         following receipt of instructions. The fund may suspend
                         sales or postpone payment dates during any period in which any of the following conditions exist:

                           The New York Stock Exchange ('NYSE') is closed;

                           Trading on the NYSE is restricted;

                           An emergency exists as a result of which disposal by the
                           fund of securities is not reasonably practicable or it is
                           not reasonably practicable for the fund to fairly determine the value of its net assets; or

                           As permitted by a Securities and Exchange Commission order in extraordinary circumstances.


                Salomon Brothers Variable Series Funds Inc - 11

 EXCESSIVE EXCHANGE      Excessive trading of fund shares can harm the fund and its
 TRANSACTIONS            shareholders. However, the fund's shares are offered
                         exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has
                         little or no access to the records of individual contract
                         holders. The fund is dependent on the ability of the
                         insurance company sponsors of these Separate Accounts to
                         limit excessive trading of fund shares. There can be no
                         assurance that excessive trading in the fund's shares will not occur.
-------------------------------------------------------------------------------------
 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London Stock Exchange closes, which is 12 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance
                         company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from
                         its underlying account holders before the NYSE closes. If
                         the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will
                         receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund's transfer
                         agent before the transfer agent's close of business.


                Salomon Brothers Variable Series Funds Inc - 12

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES


  The fund has elected to be treated, and intends to qualify each year, as a 'regulated investment company' under Subchapter M of the Internal
  Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Internal Revenue
  Code. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

  The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:

------------------------------------------------------------------------

  FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM
------------------------------------------------------------------------

  Investors Fund              annually        annually         gain

                                                                          DIVIDENDS AND
                                                                          DISTRIBUTIONS
                                                                          Annual distributions of
                                                                          income and capital gain
                                                                          are made at the end of
                                                                          the year in which the
                                                                          income or gain is
                                                                          realized, or the
                                                                          beginning of the next
                                                                          year.


                Salomon Brothers Variable Series Funds Inc - 13

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


 The financial highlights table is intended to help you understand the performance of the fund's Class I shares for the past 5 years. As of December 31, 2003, no Class II shares of the fund were outstanding. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class I share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).


 For a Class I share of capital stock outstanding throughout each period ended December 31:


                                                                               INVESTORS FUND
----------------------------------------------------------------------------------------------------------------------------
                                                       2003           2002           2001           2000          1999
----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                  $   9.71       $  12.79       $  13.59       $  12.23       $ 11.01
                                                     --------       --------       --------       --------       -------
 INCOME (LOSS) FROM OPERATIONS:
   Net investment income (1)                             0.16           0.14           0.09           0.10          0.06
   Net realized and unrealized gain (loss)               2.98          (3.09)         (0.64)          1.77          1.22
                                                     --------       --------       --------       --------       -------
 Total Income (Loss) From Operations                     3.14          (2.95)         (0.55)          1.87          1.28
                                                     --------       --------       --------       --------       -------
 LESS DISTRIBUTIONS FROM:
   Net investment income                                (0.16)         (0.13)         (0.09)         (0.10)        (0.06)
   Net realized gains                                   --             --             (0.16)         (0.41)        --
                                                     --------       --------       --------       --------       -------
 Total Distributions                                    (0.16)         (0.13)         (0.25)         (0.51)        (0.06)
                                                     --------       --------       --------       --------       -------
 NET ASSET VALUE, END OF YEAR                        $  12.69       $   9.71       $  12.79       $  13.59       $ 12.23
                                                     --------       --------       --------       --------       -------
                                                     --------       --------       --------       --------       -------
 TOTAL RETURN (2)                                       32.33%        (23.05)%        (4.15)%        15.24%        11.65%
 NET ASSETS, END OF
 YEAR (000S)                                         $287,808       $215,208       $254,937       $142,330       $52,542
 RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)(3)                                       0.82%          0.81%          0.82%          0.91%         0.98%
   Net investment income                                 1.51           1.23           0.92           1.10          0.91
 PORTFOLIO TURNOVER RATE                                   39%            51%            40%            65%           51%


               --------------------------------------------------


 (1) SaBAM has waived all or a portion of its management fee for the year ended December 31, 1999. If such fees were not waived, the per share decrease to net investment income and the actual expense ratio would have been $0.01 and 1.15%, respectively.


 (2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SaBAM to limit total fund operating expenses. Absent this expense limitation, total returns for the fund would be lower. Expense limitations may be revised or terminated.


 (3) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.


                Salomon Brothers Variable Series Funds Inc - 14

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------

                                 Investors Fund
                                    Class II

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-08443)

SBVINV2

                             Salomon Brothers

                        VARIABLE SERIES FUNDS INC

                               Prospectus

                         Large Cap Growth Fund
                                Class I

                             April 29, 2004


                      ---------------------------
                            Salomon Brothers
                      ---------------------------
                                 Asset Management


The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


                               Fund goals, strategies and risks............................    2
                               More on the fund's investments..............................    5
                               Management..................................................    8
                               Share transactions..........................................   10
                               Dividends, distributions and taxes..........................   12
                               Financial highlights........................................   13


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING




                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 1

--------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks long-term growth of capital. This objective
 OBJECTIVE               may be changed without shareholder approval.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests, under normal circumstances, at least 80%
 INVESTMENT              of its assets in equity securities of companies with large
 STRATEGY                market capitalizations and related investments. Large
                         capitalization companies are those with total market
                         capitalizations of $5 billion or more at the time of
                         investment. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities
                         convertible into equity securities, and warrants and rights relating to equity securities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager attempts to identify
 FUND'S                  established large capitalization companies with the highest
 INVESTMENTS             growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive
                         market position. Finally, the manager attempts to identify the best values available among the growth companies
                         identified. In selecting individual companies for
                         investment, the manager looks for:

                         Favorable earnings prospects

                         Technological innovation

                         Industry dominance

                         Competitive products and services

                         Global scope

                         Long-term operating history

                         Consistent and sustainable long-term growth in dividends and earnings per share

                         Strong cash flow

                         High return on equity

                         Strong financial condition

                         Experienced and effective management
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors can lose money on their investment in the fund, or
 RISKS OF                the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND
                          U.S. stock markets decline, or perform poorly relative to
                          other types of investments.

                          An adverse company specific event, such as an unfavorable
                          earnings report, negatively affects the stock price of a
                          company in which the fund invests.

                          Large capitalization stocks or growth stocks fall out of favor with investors.

                          The manager's judgment about the attractiveness, growth
                          prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         Growth securities typically are sensitive to market
                         movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.


                 Salomon Brothers Variable Series Funds Inc - 2

                                                          [GRAPH]

                                         Calendar year ended
                                            December 31          % Total Return
                                         ------------------      --------------
 PERFORMANCE                                     2003                 44.47        TOTAL RETURN
 The bar chart indicates the risks of                                              The bar chart shows the
 investing in the fund by showing                                                  performance of the fund
 changes in the fund's performance                                                 for the calendar year
 from year to year. Past performance                                               indicated. The
 does not necessarily indicate how                                                 performance indicated
 the fund will perform in the future.                                              does not reflect
                                                                                   variable annuity or
 QUARTERLY RETURNS: Highest: 21.01%                                                life insurance contract
 in 2nd quarter 2003; Lowest: 0.12%                                                charges, which, if
 in 1st quarter 2003.                                                              included would lessen
                                                                                   performance.




-------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

----------------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)

                          Inception Date             1 year             Since Inception

----------------------------------------------------------------------------------------

 Fund                         4/30/02                44.47%                  9.70%

 Russell 1000 Growth          4/30/02                29.75%                  2.73%

                                                                                            COMPARATIVE PERFORMANCE
                                                                                            This table indicates
                                                                                            the risk of investing
                                                                                            in the fund by
                                                                                            comparing the average
                                                                                            annual total return for
                                                                                            the periods shown to
                                                                                            that of the Russell
                                                                                            1000 Growth Index, an
                                                                                            index which measures
                                                                                            the performance of
                                                                                            those Russell 1000
                                                                                            Index companies with
                                                                                            higher price-to-book
                                                                                            ratios and higher
                                                                                            forecasted growth rates
                                                                                            and the Russell 1000
                                                                                            Index, an index which
                                                                                            includes companies with
                                                                                            market capitalizations
                                                                                            below the top 1,000 of
                                                                                            stocks of the equity
                                                                                            market. An investor
                                                                                            cannot invest directly
                                                                                            in an index. The
                                                                                            performance indicated
                                                                                            does not reflect
                                                                                            variable annuity or
                                                                                            life insurance contract
                                                                                            charges, which, if
                                                                                            included, would lessen
                                                                                            performance.



 FEE TABLE
--------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                  None
 Maximum deferred sales charge on redemptions       None

--------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                           0.70%

         Distribution and service (12b-1) fee       None

         Other expenses                            3.98%

         Total annual fund operating expenses*     4.68%

 * Because the manager waived its management fee and reimbursed the fund for certain other expenses during the period ended December 31, 2003, the actual total operating expenses for the fund were: 1.00%. The manager may discontinue this waiver and/or reimbursement at any time.

                                                                           FEES AND EXPENSES
                                                                           This table sets forth
                                                                           the fees and expenses
                                                                           you will pay if you
                                                                           invest in shares of the
                                                                           fund.

                                                                           The management fee
                                                                           payable by the fund to
                                                                           the manager was reduced
                                                                           to 0.70% from 0.75%,
                                                                           effective March 1,
                                                                           2004.



                 Salomon Brothers Variable Series Funds Inc - 3

 EXAMPLE


 NUMBER OF YEARS YOU OWN YOUR SHARES              1 YEAR   3 YEARS     5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------
 Your costs would be                               $469     $1,411      $2,359      $4,756

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a
                      sales charge
                      The fund's operating expenses (before fee waivers and/or
                      expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption
                      of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                      Redemption of your shares at the end of the period
                                                                                                This example helps you
                                                                                                compare the cost of
                                                                                                investing in the fund
                                                                                                with other mutual
                                                                                                funds. Your actual cost
                                                                                                may be higher or lower.
                                                                                                This example does not
                                                                                                reflect variable
                                                                                                annuity or life
                                                                                                insurance contract
                                                                                                charges, which, if
                                                                                                included, would
                                                                                                increase the cost of
                                                                                                your investment.


                 Salomon Brothers Variable Series Funds Inc - 4

--------------------------------------------------------------------------------
 MORE ON THE FUND'S INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 The fund's investment     LARGE CAP GROWTH FUND
 objective and its         The fund may invest up to 20% of its assets in equity
 principal investment      securities of companies whose market capitalizations
 strategies and risks      are below $5 billion (i.e., medium or small
 are described under       capitalization companies). The fund may invest up to
 'Fund goals, strategies   10% of its net assets in equity securities of foreign
 and risks.'               issuers.


 This section provides
 additional information about
 the fund's investments and
 certain portfolio management
 techniques the fund may use
 to achieve its objective. Of
 course, there is no assurance
 that the fund will achieve its
 objective. More information
 about the fund's investments
 and portfolio management
 techniques, some of which
 entail risks, is included in the
 statement of additional
 information (SAI).



 Any policy or limitation for
 the fund that is expressed as
 a percentage of assets is
 considered only at the time of
 purchase of portfolio
 securities. The policy will not
 be violated if these limitations
 are exceeded after purchase
 because of changes in the
 market value of the fund's
 assets or for any other reason.

--------------------------------------------------------------------------------
 EQUITY INVESTMENTS        Subject to its particular investment policies, the
                           fund may invest in all types of equity securities.
                           Equity securities include common stocks traded on an
                           exchange or in the over-the-counter market, preferred
                           stocks, warrants, rights, convertible securities,
                           depositary receipts, trust certificates, limited
                           partnership interests, shares of other investment
                           companies and real estate investment trusts.
--------------------------------------------------------------------------------

 FOREIGN AND EMERGING      The fund may invest in foreign securities, including
 MARKET INVESTMENTS        emerging market issuers. Investing in foreign
                           issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                           These risks may include:

                            Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                 Salomon Brothers Variable Series Funds Inc - 5

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments may adversely affect the securities markets.

                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
--------------------------------------------------------------------------------

 DERIVATIVES AND HEDGING   The fund may, but need not, use derivative contracts,
 TECHNIQUES                such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

                            As a substitute for buying or selling securities.

                            To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
--------------------------------------------------------------------------------

 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------


 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions



                 Salomon Brothers Variable Series Funds Inc - 6
                           and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio turnover rate.
--------------------------------------------------------------------------------

 INSURANCE REGULATION      The fund provides an investment vehicle for variable
                           annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.

                           The fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.


                 Salomon Brothers Variable Series Funds Inc - 7

--------------------------------------------------------------------------------

 MANAGEMENT


Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. For the fiscal year ended December 31, 2003, the manager waived its entire fee for the fund.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



--------------------------------------------------------------------------

 PORTFOLIO MANAGER        SINCE        PAST 5 YEARS' BUSINESS EXPERIENCE
--------------------------------------------------------------------------

 Alan Blake               March 2004   Managing Director of Citigroup Global Markets Inc.;
                                       employed by Citigroup Inc. or its predecessor firms
                                       since 1991

                                                                                                THE PORTFOLIO MANAGER
                                                                                                The portfolio manager
                                                                                                is primarily
                                                                                                responsible for the
                                                                                                day-to-day operation of
                                                                                                the fund.



-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------

 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL YEAR

 None.

                                                              MANAGEMENT FEES
                                                              As of December 31,
                                                              2003, SaBAM managed
                                                              approximately
                                                              $70 billion of assets.

-------------------------------------------------------------------------------------



Citigroup Global Markets Inc., a registered broker-dealer     DISTRIBUTOR
and an affiliate of the manager, serves as the fund's
distributor.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


                 Salomon Brothers Variable Series Funds Inc - 8


During the period from 1997 - 1999, Citicorp Trust Bank, fsb  RECENT DEVELOPMENTS
('Citicorp Trust'), an affiliate of Citigroup Asset
Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment advisory companies.
Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. in 1999, and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


                Salomon Brothers Variable Series Funds Inc - 9

--------------------------------------------------------------------------------
 SHARE TRANSACTIONS


 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the
                         purpose of funding variable annuity and variable life
                         insurance contracts and to certain qualified pension and
                         retirement plans. The variable insurance products and
                         qualified plans may or may not make investments in the fund described in this prospectus. Shares of the fund are sold at net asset value.
 Individuals may not
 purchase shares         The interests of different variable insurance products and
 directly from the       qualified plans investing in the fund could conflict due to
 fund. You should read   differences of tax treatment and other considerations. The
 the prospectus for      fund currently does not foresee any disadvantages to
 your insurance          investors arising from the fact that the fund may offer its
 company's variable      shares to different insurance company separate accounts that
 contract to learn how   serve as the investment medium for their variable annuity
 to purchase a variable  and variable life products and to qualified plans.
 contract based on the   Nevertheless, the board of directors intends to monitor
 fund.                   events to identify any material irreconcilable conflicts
                         which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in the fund and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.

                         The Fund also offers Class II shares, which are subject to a distribution fee and are offered through a separate
                         prospectus to holders of certain variable annuity and
                         variable life insurance contracts.

                         Certain insurance companies may have selected, and the
                         distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher
                         fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
-------------------------------------------------------------------------------------
 REDEMPTION OF           Redemption requests may be placed by separate accounts of
 SHARES                  participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption
                         request in good order but in no event later than 7 days
                         following receipt of instructions. The fund may suspend
                         sales or postpone payment dates during any period in which any of the following conditions exist:

                          The New York Stock Exchange ('NYSE') is closed;

                          Trading on the NYSE is restricted;

                          An emergency exists as a result of which disposal by the
                          fund of securities is not reasonably practicable or it is
                          not reasonably practicable for the fund to fairly determine the value of its net assets; or

                          As permitted by a Securities and Exchange Commission order in extraordinary circumstances.


                Salomon Brothers Variable Series Funds Inc - 10

 EXCESSIVE EXCHANGE      Excessive trading of fund shares can harm the fund and its
 TRANSACTIONS            shareholders. However, the fund's shares are offered
                         exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has
                         little or no access to the records of individual contract
                         holders. The fund is dependent on the ability of the
                         insurance company sponsors of these Separate Accounts to
                         limit excessive trading of fund shares. There can be no
                         assurance that excessive trading in the fund's shares will not occur.
-------------------------------------------------------------------------------------
 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London Stock Exchange closes, which is 12 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance
                         company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from
                         its underlying account holders before the NYSE closes. If
                         the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will
                         receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund's transfer
                         agent before the transfer agent's close of business.


                Salomon Brothers Variable Series Funds Inc - 11

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES


  The fund has elected to be treated, and intends to qualify each year, as a 'regulated investment company' under Subchapter M of the Internal
  Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Internal Revenue
  Code. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

  The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:

------------------------------------------------------------------------

  FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM
------------------------

  Large Cap Growth Fund       annually        annually         gain

                                                                          DIVIDENDS AND
                                                                          DISTRIBUTIONS
                                                                          Annual distributions of
                                                                          income and capital gain
                                                                          are made at the end of
                                                                          the year in which the
                                                                          income or gain is
                                                                          realized, or the
                                                                          beginning of the next
                                                                          year.


                Salomon Brothers Variable Series Funds Inc - 12

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the performance of a Class I share since the fund's inception. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class I share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).

 For a Class I share of capital stock outstanding throughout each period ended December 31:


                                                                        LARGE CAP GROWTH FUND
-----------------------------------------------------------------------------------------------------------
                                                              2003(1)                            2002(1)(2)
-----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $  8.08                             $ 10.00
                                                              -------                             -------

 INCOME (LOSS) FROM OPERATIONS:
   Net investment (loss) income (3)                             (0.01)                               0.01
   Net realized and unrealized gain (loss)                       3.60                               (1.93)
                                                              -------                             -------
 Total Income (Loss) From Operations                             3.59                               (1.92)
                                                              -------                             -------
 LESS DISTRIBUTIONS FROM:
   Net investment income                                        (0.00)*                                --
                                                              -------                             -------
 Total Distributions                                            (0.00)*                                --
 NET ASSET VALUE, END OF PERIOD                               $ 11.67                             $  8.08
                                                              -------                             -------
                                                              -------                             -------
 TOTAL RETURN (4)                                               44.47%                             (19.20)%'DD'
 NET ASSETS, END OF PERIOD (000s)                             $ 6,159                             $   955

 RATIOS TO AVERAGE NET ASSETS:
   Expenses (3)(5)                                               1.00%                               1.00%'D'
   Net investment income                                        (0.13)                               0.12'D'
 PORTFOLIO TURNOVER RATE                                           33%                                  8%


               --------------------------------------------------




(1) Per share amounts have been calculated using the monthly average shares method.


 (2) For the period from April 30, 2002 (commencement of operations) to December 31, 2002.


 (3) The investment manager has waived all of its management fees for the year ended December 31, 2003 and the period ended December 31, 2002. In addition, SaBAM reimbursed expenses of $76,079 and $54,523 for the year ended December 31, 2003 and the period ended December 31, 2002, respectively. If such fees were not waived and expenses not reimbursed, the changes to net investment income and the actual expense ratio would have been as follows:



                                                                   DECREASE IN        EXPENSE RATIOS WITHOUT
                                                              NET INVESTMENT INCOME     FEE WAIVERS AND/OR
                                                                    PER SHARE         EXPENSE REIMBURSEMENT
                                                                    ---------         ---------------------
 2003.......................................................          $0.38                    4.73%
 2002.......................................................           0.55                   10.76'D'



 (4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SaBAM to limit total fund operating expenses. Absent this expense limitation, total returns for the fund would be lower. Expense limitations may be revised or terminated.


 (5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

  'DD' Total return is not annualized, as it may not be representative of the total return for the year.
  'D' Annualized.

  * Amount represents less than $0.01 per share.


                Salomon Brothers Variable Series Funds Inc - 13

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------

                             Large Cap Growth Fund
                                    Class I

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-08443)

SBVLGCP

                              Salomon Brothers

                         VARIABLE SERIES FUNDS INC

                                 Prospectus




                            Large Cap Growth Fund
                                  Class II



                               April 29, 2004

                           ----------------------
                              Salomon Brothers
                           ----------------------
                                 Asset Management

The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


                               Fund goals, strategies and risks............................    2
                               More on the fund's investments..............................    5
                               Management..................................................    8
                               Share transactions..........................................   10
                               Dividends, distributions and taxes..........................   12
                               Financial highlights........................................   13


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 1

--------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks long-term growth of capital. This objective
 OBJECTIVE               may be changed without shareholder approval.
-------------------------------------------------------------------------------------

 PRINCIPAL INVESTMENT    The fund invests, under normal circumstances, at least 80%
 STRATEGY                of its assets in equity securities of companies with large market capitalizations and related investments. Large
                         capitalization companies are those with total market
                         capitalizations of $5 billion or more at the time of
                         investment. Equity securities include U.S. exchange traded and over-the-counter common stocks, debt securities
                         convertible into equity securities, and warrants and rights relating to equity securities.
-------------------------------------------------------------------------------------

 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager attempts to identify
 FUND'S                  established large capitalization companies with the highest
 INVESTMENTS             growth potential. The manager then analyzes each company in detail, ranking its management, strategy and competitive
                         market position. Finally, the manager attempts to identify the best values available among the growth companies
                         identified. In selecting individual companies for
                         investment, the manager looks for:

                          Favorable earnings prospects
                          Technological innovation
                          Industry dominance
                          Competitive products and services
                          Global scope
                          Long-term operating history
                          Consistent and sustainable long-term growth in dividends and earnings per share
                          Strong cash flow
                          High return on equity
                          Strong financial condition
                          Experienced and effective management
-------------------------------------------------------------------------------------

 PRINCIPAL               Investors can lose money on their investment in the fund, or
 RISKS OF                the fund may not perform as well as other investments, if
 INVESTING IN            any of the following occurs:
 THE FUND
                          U.S. stock markets decline, or perform poorly relative to
                          other types of investments.
                          An adverse company specific event, such as an unfavorable
                          earnings report, negatively affects the stock price of a
                          company in which the fund invests.
                          Large capitalization stocks or growth stocks fall out of
                          favor with investors.
                          The manager's judgment about the attractiveness, growth
                          prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         Growth securities typically are sensitive to market
                         movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.


                 Salomon Brothers Variable Series Funds Inc - 2

                                                     [PERFORMANCE GRAPH]

                                           Calendar year ended
                                               December 31       % Total Return
                                           -------------------   --------------
 PERFORMANCE
 The bar chart indicates the risks of              2003               44.47        TOTAL RETURN
 investing in the fund by showing                                                  The bar chart shows the
 changes in the fund's performance                                                 performance of Class I
 from year to year. Past performance                                               shares of the fund for
 does not necessarily indicate how                                                 the calendar year
 the fund will perform in the future.                                              indicated. The
 QUARTERLY RETURNS: Highest:                                                       performance indicated
 21.01% in 2nd quarter 2003;                                                       does not reflect
 Lowest: 0.12% in 1st quarter 2003.                                                variable annuity or
                                                                                   life insurance contract
                                                                                   charges, which, if
                                                                                   included would lessen
                                                                                   performance.




--------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE*

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE
 REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

----------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2003)

                        Inception Date            1 year           Since Inception

----------------------------------------------------------------------------------

 Fund                      4/30/02                44.47%                9.70%
 Russell 1000 Growth       4/30/02                29.75%                2.73%

---------

* The returns shown in the bar chart and the performance table are for Class I shares of the fund (which are offered in a separate prospectus) because no Class II shares were outstanding as of December 31, 2003. Class I and Class II shares are invested in the same portfolio of securities. The returns for Class II shares would differ from those of Class I because Class II shares have higher expenses than Class I shares.

                                                                                       COMPARATIVE PERFORMANCE
                                                                                       This table indicates
                                                                                       the risk of investing
                                                                                       in the fund by
                                                                                       comparing the average
                                                                                       annual total return for
                                                                                       the periods shown to
                                                                                       that of the Russell
                                                                                       1000 Growth Index, an
                                                                                       index which measures
                                                                                       the performance of
                                                                                       those Russell 1000
                                                                                       Index companies with
                                                                                       higher price-to-book
                                                                                       ratios and higher
                                                                                       forecasted growth rates
                                                                                       and the Russell 1000
                                                                                       Index, an index which
                                                                                       includes companies with
                                                                                       market capitalizations
                                                                                       below the top 1,000 of
                                                                                       stocks of the equity
                                                                                       market. An investor
                                                                                       cannot invest directly
                                                                                       in an index. The
                                                                                       performance indicated
                                                                                       does not reflect
                                                                                       variable annuity or
                                                                                       life insurance contract
                                                                                       charges, which, if
                                                                                       included, would lessen
                                                                                       performance.


                 Salomon Brothers Variable Series Funds Inc - 3

 FEE TABLE


-------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
 Maximum sales charge on purchases                                None
 Maximum deferred sales charge on redemptions                     None

-------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                         0.70%

-------------------------------------------------------------------------
         Distribution and service (12b-1) fee                    0.25%

         Other expenses'D'                                       3.98%

-------------------------------------------------------------------------
         Total annual fund operating expenses'D'*                4.93%

'D' For Class II shares, 'Other Expenses' have been estimated based upon expense incurred by Class I shares (Class I shares are offered through a seperate prospectus) because no Class II shares were outstanding during the fiscal year ended December 31, 2003.

  * Because the manager voluntarily agreed to waive its management fee and reim- bursed the fund for certain other expenses during the period ended
    December 31, 2003, the actual total operating expenses for the fund were:
    1.25%. The manager may discontinue this waiver and/or reimbursements at any time.

                                                                                       FEES AND EXPENSES
                                                                                       This table sets forth
                                                                                       the fees and expenses
                                                                                       you will pay if you
                                                                                       invest in shares of the
                                                                                       fund.
                                                                                       The management fee
                                                                                       payable by the fund to
                                                                                       the manager was reduced
                                                                                       to 0.70% from 0.75%
                                                                                       effective March 1,
                                                                                       2004.



---------------------------------------------------------------------------------------------------------------------

 EXAMPLE

------------------------------------------------------------------------------------------



NUMBER OF YEARS YOU OWN YOUR SHARES                1 YEAR    3 YEARS   5 YEARS   10 YEARS

 Your costs would be                                $493     $1,481    $2,469     $4,947

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5%
                      return is required by the SEC for this example and is not a prediction of future performance)
                      Redemption of your shares at the end of the period

                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.
                                                                                               This example does not
                                                                                               reflect variable
                                                                                               annuity or life
                                                                                               insurance contract
                                                                                               charges, which, if
                                                                                               included, would
                                                                                               increase the cost of
                                                                                               your investment.


                 Salomon Brothers Variable Series Funds Inc - 4

--------------------------------------------------------------------------------
 MORE ON THE FUND'S INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 The fund's investment     LARGE CAP GROWTH FUND
 objective and its         The fund may invest up to 20% of its assets in equity
 principal investment      securities of companies whose market capitalizations
 strategies and risks      are below $5 billion (i.e., medium or small
 are described under       capitalization companies). The fund may invest up to
 'Fund goals,              10% of its net assets in equity securities of foreign
 strategies and risks.'    issuers.


 This section provides
 additional information
 about the fund's
 investments and certain
 portfolio management
 techniques the fund may
 use to achieve its
 objective. Of course,
 there is no assurance
 that the fund will
 achieve its objective.
 More information about
 the fund's investments
 and portfolio management
 techniques, some of
 which entail risks, is
 included in the statement
 of additional information
 (SAI).



 Any policy or limitation
 for the fund that is
 expressed as a percentage
 of assets is considered
 only at the time of
 purchase of portfolio
 securities. The policy will
 not be violated if these
 limitations are exceeded
 after purchase because of
 changes in the market value
 of the fund's assets or for
 any other reason.

--------------------------------------------------------------------------------
 EQUITY INVESTMENTS        Subject to its particular investment policies, the
                           fund may invest in all types of equity securities.
                           Equity securities include common stocks traded on an
                           exchange or in the over-the-counter market, preferred
                           stocks, warrants, rights, convertible securities,
                           depositary receipts, trust certificates, limited
                           partnership interests, shares of other investment
                           companies and real estate investment trusts.
--------------------------------------------------------------------------------

 FOREIGN AND EMERGING      The fund may invest in foreign securities, including
 MARKET INVESTMENTS        emerging market issuers. Investing in foreign
                           issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                           These risks may include:


                            Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.


                 Salomon Brothers Variable Series Funds Inc - 5

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities.


                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.
                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.
                            Economic, political and social developments may adversely affect the securities markets.
                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
--------------------------------------------------------------------------------

 DERIVATIVES AND HEDGING   The fund may, but need not, use derivative contracts,
 TECHNIQUES                such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

                            As a substitute for buying or selling securities. To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------

 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive
                           positions in all types of money market and short-term
                           debt securities. If the fund takes a temporary
                           defensive position, it may be unable to achieve its
                           investment goal.
--------------------------------------------------------------------------------


 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs,


                 Salomon Brothers Variable Series Funds Inc - 6
                           and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------

 INSURANCE REGULATION      The fund provides an investment vehicle for variable
                           annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.



                           The fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.



                 Salomon Brothers Variable Series Funds Inc - 7

--------------------------------------------------------------------------------
 MANAGEMENT


Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. For the year ended Decmeber 31, 2003, the manager waived its entire fee for the fund.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



----------------------------------------------------------------------

 PORTFOLIO MANAGER        SINCE        PAST 5 YEARS BUSINESS EXPERIENCE
----------------------------------------------------------------------
 Alan Blake               March 2004   Managing Director of Citigroup Global Markets Inc.;
                                       employed by Citigroup Inc. or its predecessor firm
                                       since 1991
                                                                                             THE PORTFOLIO
                                                                                             MANAGER
                                                                                             The portfolio manager
                                                                                             is primarily
                                                                                             responsible for the
                                                                                             day-to-day operation of
                                                                                             the fund.


--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------

 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL YEAR
 NONE.
                                                                MANAGEMENT FEES
                                                                As of December 31,
                                                                2003, SaBAM managed
                                                                approximately
                                                                $70 billion of assets.
-------------------------------------------------------------------------------------



Citigroup Global Markets Inc., a registered broker-dealer     DISTRIBUTOR
and an affiliate of the manager, serves as the fund's
distributor.
-------------------------------------------------------------------------------------
The fund has adopted a Rule 12b-1 distribution plan for       PLAN OF DISTRIBUTION
Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average
daily net assets of the Class. The plan allows Class II
shares of the fund to bear distribution fees in connection
with the sale and distribution of Class II shares. It also
allows the fund to pay for services to Class II
shareholders. This fee is an ongoing expense and over time
may cost you more than paying other types of sales charges.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


                 Salomon Brothers Variable Series Funds Inc - 8

The payments described above are often referred to as
'revenue sharing payments.' The recipients of such payments
may include the fund's distributor and other affiliates of
the manager, broker-dealers, financial institutions and
other financial intermediaries through which investors may
purchase shares of the fund. In some circumstances, such
payments may create an incentive for an intermediary or its
employees or associated persons to recommend or sell shares
of the fund to you. Please contact your financial
intermediary for details about revenue sharing payments it
may receive.
-------------------------------------------------------------------------------------
During the period from 1997-1999, Citicorp Trust Bank, fsb    RECENT DEVELOPMENTS
('Citicorp Trust'), an affiliate of Citigroup Asset
Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's
investment manager and other investment advisory companies.
Citicorp Trust hired a subcontractor to perform some of the
transfer agent services. The subcontractor, in exchange,
signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking
revenue to a CAM affiliate. The sub-contractor's business
was later taken over by PFPC Inc. in 1999, and at that time
the revenue guarantee was eliminated and a one-time payment
was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


                 Salomon Brothers Variable Series Funds Inc - 9

--------------------------------------------------------------------------------
 SHARE TRANSACTIONS


 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the
                         purpose of funding variable annuity and variable life
                         insurance contracts and to certain qualified pension and
                         retirement plans. The variable insurance products and
                         qualified plans may or may not make investments in the fund described in this prospectus. Shares of the fund are sold at net asset value.
 Individuals may not
 purchase shares         The interests of different variable insurance products and
 directly from the       qualified plans investing in the fund could conflict due to
 fund. You should read   differences of tax treatment and other considerations. The
 the prospectus for      fund currently does not foresee any disadvantages to
 your insurance          investors arising from the fact that the fund may offer its
 company's variable      shares to different insurance company separate accounts that
 contract to learn how   serve as the investment medium for their variable annuity
 to purchase a variable  and variable life products and to qualified plans.
 contract based on the   Nevertheless, the board of directors intends to monitor
 fund.                   events to identify any material irreconcilable conflicts
                         which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in the fund and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.

                         The fund also offers Class I shares through a separate
                         prospectus. Class I shares are not subject to a
                         distribution fee and are only available through certain
                         eligible insurance companies in connection with particular life insurance and/or annuity contracts.

                         Certain insurance companies may have selected, and the
                         distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher
                         fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
-------------------------------------------------------------------------------------

 REDEMPTION OF SHARES    Redemption requests may be placed by separate accounts of
                         participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption
                         request in good order but in no event later than 7 days
                         following receipt of instructions. The fund may suspend
                         sales or postpone payment dates during any period in which any of the following conditions exist:

                          The New York Stock Exchange ('NYSE') is closed;
                          Trading on the NYSE is restricted;
                          An emergency exists as a result of which disposal by the
                          fund of securities is not reasonably practicable or it is
                          not reasonably practicable for the fund to fairly determine the value of its net assets; or
                          As permitted by a Securities and Exchange Commission order in extraordinary circumstances.


                Salomon Brothers Variable Series Funds Inc - 10

 EXCESSIVE EXCHANGE      Excessive trading of fund shares can harm the fund and its
 TRANSACTIONS            shareholders. However, the fund's shares are offered
                         exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has
                         little or no access to the records of individual contract
                         holders. The fund is dependent on the ability of the
                         insurance company sponsors of these Separate Accounts to
                         limit excessive trading of fund shares. There can be no
                         assurance that excessive trading in the fund's shares will not occur.
-------------------------------------------------------------------------------------
 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London Stock Exchange closes, which is 12 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance
                         company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from
                         its underlying account holders before the NYSE closes. If
                         the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will
                         receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund's transfer
                         agent before the transfer agent's close of business.


                Salomon Brothers Variable Series Funds Inc - 11

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES


  The fund has elected to be treated, and intends to qualify each year, as a 'regulated investment company' under Subchapter M of the Internal
  Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Internal Revenue
  Code. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

  The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:

------------------------------------------------------------------------

  FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM
------------------------------------------------------------------------

  Large Cap Growth Fund       annually        annually         gain

                                                                          DIVIDENDS AND
                                                                          DISTRIBUTIONS
                                                                          Annual distributions of
                                                                          income and capital gain
                                                                          are made at the end of
                                                                          the year in which the
                                                                          income or gain is
                                                                          realized, or the
                                                                          beginning of the next
                                                                          year.


                Salomon Brothers Variable Series Funds Inc - 12

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


 The financial highlights table is intended to help you understand the performance of the fund's Class I shares since the fund's commencement of operations. As of December 31, 2003, no Class II shares of the fund were outstanding. Certain information reflects financial results for a single
 Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class I share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).


 For a Class I share of capital stock outstanding throughout each period ended December 31:


                                                                          LARGE CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------------
                                                                     2003(1)                2002(1)(2)
---------------------------------------------------------------------------------------------------------------

 NET ASSET VALUE, BEGINNING OF YEAR                                  $  8.08                 $ 10.00
                                                                     -------                 -------
 INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss) (3)                                    (0.01)                   0.01
   Net realized and unrealized gain (loss)                              3.60                   (1.93)
                                                                     -------                 -------
 Total Income (Loss) From Operations                                    3.59                   (1.92)
                                                                     -------                 -------
 LESS DISTRIBUTIONS FROM:
   Net investment income                                               (0.00)*                    --
                                                                     -------                 -------
 Total Distributions                                                   (0.00)*                    --
                                                                     -------                 -------
 NET ASSET VALUE, END OF YEAR                                        $ 11.67                 $  8.08
                                                                     -------                 -------
                                                                     -------                 -------
 TOTAL RETURN (4)                                                      44.47%                 (19.20)%'DD'
 NET ASSETS, END OF
 YEAR (000S)                                                         $ 6,159                 $   955
 RATIOS TO AVERAGE NET ASSETS:
   Expenses (3)(5)                                                      1.00%                   1.00%'D'
   Net investment income                                               (0.13)                   0.12'D'
 PORTFOLIO TURNOVER RATE                                                  33%                      8%


---------




(1) Per share amounts have been calculated using the monthly average shares method.



(2) For the period from April 30, 2002 (commencement of operations) to December 31, 2002.



(3) The investment manager has waived all of its management fees for the year ended December 31, 2003 and the period ended December 31, 2002. In addition, SaBAM reimbursed expenses of $76,079 and $54,523 for the year ended
    December 31, 2003 and the period ended December 31, 2002. If such fees were not waived and expenses not reimbursed, the per share changes to net investment income (loss) and the actual expense ratios would have been as follows:



                                                              DECREASE (INCREASE) TO
                                                                  NET INVESTMENT       EXPENSE RATIOS WITHOUT
                                                                  INCOME (LOSS)            FEE WAIVERS AND
                                                                    PER SHARE          EXPENSE REIMBURSEMENTS
                                                                    ---------          ----------------------
2003........................................................          $0.38                      4.98%
2002........................................................           0.55                     10.76'D'



(4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SaBAM to limit total fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.



(5) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.


 'DD' Total return is not annualized, as it may not be representative of the total return for the year.

 'D' Annualized.


 * Amount represents less than $0.01 per share.


                Salomon Brothers Variable Series Funds Inc - 13

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------

                             Large Cap Growth Fund
                                    Class II

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-08443)

SBVLGCP2

Salomon Brothers
VARIABLE SERIES FUNDS INC
Prospectus

Small Cap Growth Fund
Class I


April 29, 2004

----------------------
     SALOMON BROTHERS
     ---------------------
          ASSET MANAGEMENT

The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

 CONTENTS


                               Fund goals, strategies and risks............................    2
                               More on the fund's investments..............................    5
                               Management..................................................    8
                               Share transactions..........................................   10
                               Dividends, distributions and taxes..........................   11
                               Financial highlights........................................   12


                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 1

 SMALL CAP GROWTH FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks long-term growth of capital. This objective
 OBJECTIVE               may be changed without shareholder approval.

-------------------------------------------------------------------------------------

 PRINCIPAL               The fund invests, under normal circumstances, at least 80%
 INVESTMENT              of its assets in equity securities of companies with small
 STRATEGY                market capitalizations and related investments. For the
                         purposes of this 80% policy, small cap companies are
                         considered to be companies with market cap values not
                         exceeding (i) $3 billion or (ii) the highest month-end
                         market cap value of any stock in the Russell 200 Index for the previous 12 months, whichever is greater. Securities of companies whose market caps no longer meet this definition after purchase by the fund are still considered to be
                         securities of small cap companies for purposes of the 80%
                         policy. The Russell 2000 Growth Index includes companies
                         with market capitalizations below the top 1000 stocks of the equity market. As of March 31, 2004, the market
                         capitalization of companies included in the Russell 2000
                         Growth Index ranged from approximately $32 million to
                         $2.75 billion.

-------------------------------------------------------------------------------------

 HOW THE                 The manager emphasizes companies which it believes have
 MANAGER                 favorable growth prospects and potential for significant
 SELECTS THE             capital appreciation. In selecting individual companies for
 FUND'S                  investment, the manager looks for:
 INVESTMENTS
                         Companies that either occupy a dominant position in an
                         emerging industry or possess a growing market share in
                          larger, fragmented industries.
                         Favorable sales and/or earnings growth trends.
                         High or improving return on capital.
                         Strong financial condition.
                         Experienced and effective management.

-------------------------------------------------------------------------------------

 PRINCIPAL               While investing in equity securities historically has
 RISKS OF                produced greater average returns than investing in fixed
 INVESTING IN            income securities, small cap securities may also involve
 THE FUND                added risks. Investors can lose money on their investment in the fund, or the fund may not perform as well as other
                         investments, if any of the following occurs:

                           Small capitalization stocks fall out of favor with
 Investing in              investors.
 small                     Recession or adverse economic trends adversely affect the
 capitalization            earnings or financial condition of small companies.
 companies                 The manager's judgment about the attractiveness, growth
 involves a                prospects or potential appreciation of the fund's
 substantial risk          investments proves to be incorrect.
 of loss.                  Greater volatility of share price because of the fund's
                           focus on small cap companies. Compared to large cap
                           companies, small cap companies and the market for their
                           equity securities are more likely to:
                             Be more sensitive to changes in earnings results and
                             investor expectations.
                             Have more limited product lines, capital resources and
                             management depth.
                             Experience sharper swings in market values.
                             Be harder to sell at the times and prices the manager
                             believes appropriate.
                             Offer greater potential for gain and loss.

                         Growth securities typically are sensitive to market
                         movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.



                 Salomon Brothers Variable Series Funds Inc - 2

                                                  [BAR GRAPH]

                                      Calendar year ended
                                           December 31       % Total Return
                                      -------------------    --------------
 PERFORMANCE                                 2000                16.73            TOTAL RETURN
                                             2001                -7.22
 The bar chart indicates the risks of        2002               -34.71            The bar chart shows the
 investing in the fund by showing the        2003                49.03            performance of the fund
 fund's performance for the calendar                                              for the calendar years
 years indicated. Past performance                                                indicated. The
 does not necessarily indicate how                                                performance indicated
 the fund will perform in the future.                                             does not reflect
                                                                                  variable annuity or life
 QUARTERLY RETURNS: Highest:                                                      insurance contract
 24.42% in 2nd quarter 2003;                                                      charges, which, if
 Lowest: -26.49% in 3rd                                                           included, would lessen
 quarter 2002


--------------------------------------------------------------------------------



 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2003)

                               Inception Date           1 Year           Since Inception

 Fund                              11/8/99              49.03%                6.16%

 Russell 2000 Growth Index         11/8/99              48.54%               - 2.15%

 Russell 2000 Index                11/8/99              47.25%                5.74%

                                                                                            COMPARATIVE
                                                                                            PERFORMANCE

                                                                                            The table indicates the
                                                                                            risk of investing in
                                                                                            the fund by comparing
                                                                                            the average annual
                                                                                            total return for the
                                                                                            periods shown to that
                                                                                            of the Russell 2000
                                                                                            Growth Index, an index
                                                                                            which measures the
                                                                                            performance of those
                                                                                            Russell 2000 Index
                                                                                            companies with higher
                                                                                            price-to-book ratios
                                                                                            and higher forecasted
                                                                                            growth rates and the
                                                                                            Russell 2000 Index, an
                                                                                            index which includes
                                                                                            companies with market
                                                                                            capitalizations below
                                                                                            the top 1,000 of stocks
                                                                                            of the equity markets.
                                                                                            An investor cannot
                                                                                            invest directly in an
                                                                                            index. The performance
                                                                                            indicated does not
                                                                                            reflect variable
                                                                                            annuity or life
                                                                                            insurance contract
                                                                                            charges, which, if
                                                                                            included, would lessen
                                                                                            performance.



                 Salomon Brothers Variable Series Funds Inc - 3

 FEE TABLE                                                                            FEES AND EXPENSES
  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)                               This table sets forth
                                                                                      the fees and expenses
 Maximum sales charge on purchases                                      None          you will pay if you
                                                                                      invest in shares of the
 Maximum deferred sales charge on redemptions                           None          fund.


 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                               0.75%

         Distribution and service (12b-1) fee                           None

         Other expenses                                                0.51%

         Total annual fund operating expenses*                         1.26%


 * The manager has voluntarily agreed to waive its management fee and/or reimburse the fund for certain expenses so that the fund's total annual operating expenses will not exceed 1.50%. The manager may discontinue this waiver and/or reimbursement at any time.

--------------------------------------------------------------------------------

EXAMPLE


NUMBER OF YEARS YOU OWN YOUR SHARES                  1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be                                  $128      $400      $692      $1,523         This example helps you
 The example assumes: You invest $10,000 for the period shown                                      compare the cost of
                                                                                                   investing in the fund
                      You reinvest all distributions and dividends without a sales charge          with other mutual
                                                                                                   funds. Your actual cost
                      The fund's operating expenses (before fee waivers and/or expense             may be higher or lower.
                      reimbursements, if any) remain the same                                      This example does not
                                                                                                   reflect variable
                      Your investment has a 5% return each year (the assumption of a               annuity or life
                      5% return is required by the SEC for this example and is not a               insurance contract
                      prediction of future performance)                                            charges, which, if
                                                                                                   included, would
                      Redemption of your shares at the end of the period                           increase the cost of
                                                                                                   your investment.





                 Salomon Brothers Variable Series Funds Inc - 4

 MORE ON THE FUND'S INVESTMENTS


 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

                           SMALL CAP GROWTH FUND

The fund's investment      The fund may invest up to 20% of its assets in equity
objective and its          securities of companies whose market capitalizations
principal investment       exceed the market capitalization of companies
strategies and risks       included in the Russell 2000 Growth Index. The fund
are described under        may also invest up to 20% of its assets in
'Fund goals, strategies    non-convertible bonds, notes and debt securities when
and risks.'                the manager believes that their total return
                           potential equals or exceeds the potential return of
                           equity securities. The fund may also invest up to 20%
This section provides      of its assets in securities of foreign issuers. The
additional information     fund may invest in derivative contracts, including
about the fund's           futures contracts.
investments and certain
portfolio management
techniques the fund may
use to achieve its
objective. Of course,
there is no assurance
that the fund will achieve
its objective. More
information about the fund's
investments and portfolio
management techniques, some
of which entail risks, is
included in the statement
of additional information (SAI).

Any policy or limitation for
the fund that is expressed as
a percentage of assets is
considered only at the time
of purchase of portfolio
securities. The policy will
not be violated if these
limitations are exceeded
after purchase because of
changes in the market value
of the fund's assets or for
any other reason.


--------------------------------------------------------------------------------

EQUITY INVESTMENTS         Subject to its particular investment policies, the
                           fund may invest in all types of equity securities.
                           Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.

--------------------------------------------------------------------------------

FIXED INCOME INVESTMENTS   Subject to its particular investment policies, the
                           fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                           Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S.
                           government, its agencies, authorities,
                           instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations;
                           and foreign governments and their political subdivisions. See 'Foreign and emerging markets investments' below.

                 Salomon Brothers Variable Series Funds Inc - 5

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

--------------------------------------------------------------------------------
 CREDIT QUALITY            If a security receives different ratings, the fund
                           will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over-the-counter derivatives contracts.

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

                            They have received a comparable short-term or other rating.

                            They are unrated securities that the manager believes are of comparable quality to investment grade securities.

--------------------------------------------------------------------------------

FOREIGN AND EMERGING       The fund may invest in foreign securities, including
MARKET INVESTMENTS         emerging market issuers. Investing in foreign
                           issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                           These risks may include:


                            Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments may adversely affect the securities markets.

                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

--------------------------------------------------------------------------------

DERIVATIVES AND HEDGING    The fund may, but need not, use derivative contracts,
TECHNIQUES                 such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and may use them to hedge, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

                            As a substitute for buying or selling securities.



                 Salomon Brothers Variable Series Funds Inc - 6

                            To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------
 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------

PORTFOLIO TURNOVER         The fund may engage in active and frequent trading to
                           achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------

 INSURANCE REGULATION      The fund provides an investment vehicle for variable
                           annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.

                           The fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.


                 Salomon Brothers Variable Series Funds Inc - 7

 MANAGEMENT


Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



The fund is managed by a team of individuals employed by SaBAM, each of whom is a sector manager responsible for stock selection in one or more industries.

--------------------------------------------------------------------------------


 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL YEAR      MANAGEMENT FEES

 0.75%                                                              As of December 31,
                                                                    2003, SaBAM managed
                                                                    approximately
                                                                    $70 billion of assets.

-------------------------------------------------------------------------------------

Citigroup Global Markets Inc., a registered broker-dealer           DISTRIBUTOR
and an affiliate of the manager, serves as the fund's
distributor.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

-------------------------------------------------------------------------------------

During the period from 1997 - 1999, Citicorp Trust Bank, fsb      RECENT
('Citicorp Trust'), an affiliate of Citigroup Asset               DEVELOPMENTS
Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's
investment manager and other investment advisory companies.
Citicorp Trust hired a subcontractor to perform some of the
transfer agent services. The subcontractor, in exchange,
signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking
revenue to a CAM affiliate. The sub-contractor's business
was later taken over by PFPC Inc. in 1999, and at that time
the revenue guarantee was eliminated and a onetime payment
was made by the subcontractor to a CAM affiliate.



                 Salomon Brothers Variable Series Funds Inc - 8

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.



CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.



CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.



                 Salomon Brothers Variable Series Funds Inc - 9

 SHARE TRANSACTIONS


 AVAILABILITY OF         The fund may sell its shares directly to separate accounts
 THE FUND                established and maintained by insurance companies for the
                         purpose of funding variable annuity and variable life
                         insurance contracts and to certain qualified pension and
                         retirement plans. The variable insurance products and
                         qualified plans may or may not make investments in the fund described in this prospectus. Shares of the fund are sold at net asset value.

 Individuals may not    The interests of different variable insurance products and
 purchase shares         qualified plans investing in the fund could conflict due to
 directly from the       differences of tax treatment and other considerations. The
 fund. You should read   fund currently does not foresee any disadvantages to
 the prospectus for      investors arising from the fact that the fund may offer its
 your insurance          shares to different insurance company separate accounts that
 company's variable      serve as the investment medium for their variable annuity
 contract to learn how   and variable life products and to qualified plans.
 to purchase a variable  Nevertheless, the board of directors intends to monitor
 contract based on the   events to identify any material irreconcilable conflicts
 fund.                   which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in the fund and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.

                         The fund also offers Class II shares, which are subject to a distribution fee and are offered through a separate
                         prospectus to holders of certain variable annuity and
                         variable life insurance contracts.

-------------------------------------------------------------------------------------

 REDEMPTION OF           Redemption requests may be placed by separate accounts of
 SHARES                  participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption
                         request in good order but in no event later than 7 days
                         following receipt of instructions. The fund may suspend
                         sales or postpone payment dates during any period in which any of the following conditions exist:

                          The New York Stock Exchange ('NYSE') is closed;

                          Trading on the NYSE is restricted;

                          An emergency exists as a result of which disposal by the
                          fund of securities is not reasonably practicable or it is
                          not reasonably practicable for the fund to fairly determine the value of its net assets; or

                          As permitted by a Securities and Exchange Commission order in extraordinary circumstances.

-------------------------------------------------------------------------------------

 EXCESSIVE               Excessive trading of fund shares can harm the fund and its
 EXCHANGE                shareholders. However, the fund's shares are offered
 TRANSACTIONS            exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has
                         little or no access to the records of individual contract
                         holders. The fund is dependent on the ability of the
                         insurance company sponsors of these Separate Accounts to
                         limit excessive trading of fund shares. There can be no
                         assurance that excessive trading in the fund's shares will not occur.




                Salomon Brothers Variable Series Funds Inc - 10

 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London Stock Exchange closes, which is 12 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance
                         company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from
                         its underlying account holders before the NYSE closes. If
                         the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will
                         receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund's transfer
                         agent before the transfer agent's close of business.

-------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES


  The fund has elected to be treated, and intends to qualify each year,      DIVIDENDS AND
  as a 'regulated investment company' under Subchapter M of the Internal     DISTRIBUTIONS
  Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to
  be taxed as a regulated investment company, the fund must meet certain     Annual distributions of
  income and diversification tests and distribution requirements. As a       income and capital gain
  regulated investment company meeting these requirements, the fund will     are made at the end of
  not be subject to federal income tax on its net investment income and      the year in which the
  net capital gains that it distributes to its shareholders. All income      income or gain is
  and capital gain distributions are automatically reinvested in             realized, or the
  additional shares of the fund at net asset value and are includable in     beginning of the next
  gross income of the separate accounts holding such shares. See the          year.
  accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Internal Revenue
  Code. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

  The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:

------------------------------------------------------------------------

  FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM
  Small Cap Growth Fund       annually        annually         gain





                Salomon Brothers Variable Series Funds Inc - 11

 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the performance of the fund's Class I share for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class I share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).

 For a Class I share of capital stock outstanding throughout each period ended December 31:


                                                                                SMALL CAP GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------
                                                              2003(1)    2002          2001          2000        1999(2)
-------------------------------------------------------------------------------------------------------------------------

 NET ASSET VALUE, BEGINNING OF YEAR                           $  8.22   $ 12.59       $ 13.57       $12.16       $10.00
                                                              -------   -------       -------       ------       ------
 INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss) (3)                             (0.06)    (0.04)        (0.04)       (0.02)        0.00*
   Net realized and unrealized gain (loss)                       4.09     (4.33)        (0.94)        2.04         2.16
                                                              -------   -------       -------       ------       ------
 Total Income (Loss) From Operations                             4.03     (4.37)        (0.98)        2.02         2.16
                                                              -------   -------       -------       ------       ------
 LESS DISTRIBUTIONS FROM:
   Net investment income                                        --        --            --           (0.00)*       --
   Net realized gains                                           --        --            --           (0.61)        --
   Capital                                                      --        --            --           (0.00)*       --
                                                              -------   -------       -------       ------       ------
 Total Distributions                                            --        --            --           (0.61)        --
                                                              -------   -------       -------       ------       ------
 NET ASSET VALUE, END OF YEAR                                 $ 12.25   $  8.22       $ 12.59       $13.57       $12.16
                                                              -------   -------       -------       ------       ------
                                                              -------   -------       -------       ------       ------
 TOTAL RETURN (4)(5)                                            49.03%   (34.71)%       (7.22)%      16.73%       21.60%'DD'
 NET ASSETS, END OF
 YEAR (000S)                                                  $42,035   $16,047       $16,292       $9,064       $1,801
 RATIOS TO AVERAGE NET ASSETS:
   Expenses (3)(6)                                               1.26%     1.30%         1.47%        1.50%        1.50%'D'
   Net investment income (loss)                                 (0.58)%   (0.47)%       (0.47)%      (0.23)%       0.16%'D'
 PORTFOLIO TURNOVER RATE                                          147%       78%          102%         109%          16%


               --------------------------------------------------


 (1) Per share amounts have been calculated using the monthly average shares method.


 (2) For the period from November 8, 1999 (commencement of operations) to December 31, 1999.


 (3) SaBAM has waived all or a portion of its management fees for the year ended December 31, 2000, and the period ended December 31, 1999. In addition, SaBAM has reimbursed the Fund for $12,692 and $27,494 in expenses for the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share changes to net investment income (loss) and the actual expense ratio would have been as follows:


                                                              DECREASE (INCREASE) TO    EXPENSE RATIOS WITHOUT
                                                                  NET INVESTMENT          FEE WAIVERS AND/OR
                                                              INCOME (LOSS) PER SHARE   EXPENSE REIMBURSEMENTS
                                                              -----------------------   ----------------------
 2000.......................................................          $(0.07)                    2.52%
 1999.......................................................            0.20                    16.36'D'


 (4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SaBAM to limit total fund operating expenses. Absent this expense limitation, total returns for the fund would be lower. Expense limitations may be revised or terminated.


 (5) During part of 2003, 0.12% of the fund's total return resulted from investments that did not meet the investment policy of the fund. The fund purchased securities of certain companies with market capitalizations that were not similar to the companies in the index, resulting in less than 80% of the fund's net assets being invested in equity securities of small cap companies and related investments for a period of time (See Note 11 of Notes to Financial Statements in the fund's annual report).


 (6) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.50%.

  *  Amount represents less than $0.01 per share.
'DD' Total return is not annualized, as it may not be representative of the total return for the year.
 'D' Annualized.

                Salomon Brothers Variable Series Funds Inc - 12

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------

                             Small Cap Growth Fund
                                    Class I

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-08443)

SBVSMCP

Salomon Brothers
VARIABLE SERIES FUNDS INC
Prospectus




Small Cap Growth Fund
Class II

April 29, 2004

----------------------
     SALOMON BROTHERS
     ---------------------
          ASSET MANAGEMENT

The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


                               Fund goals, strategies and risks............................    2
                               More on the fund's investments..............................    5
                               Management..................................................    8
                               Share transactions..........................................   10
                               Dividends, distributions and taxes..........................   12
                               Financial highlights........................................   13


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 1

--------------------------------------------------------------------------------

 SMALL CAP GROWTH FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks long-term growth of capital. This objective
 OBJECTIVE               may be changed without shareholder approval.
-------------------------------------------------------------------------------------

 PRINCIPAL INVESTMENT    The fund invests, under normal circumstances, at least 80%
 STRATEGY                of its assets in equity securities of companies with small market capitalizations and related investments. For the
                         purposes of this 80% policy, small cap companies are
                         considered to be companies with market cap values not
                         exceeding (i) $3 billion or (ii) the highest month-end
                         market cap value of any stock in the Russell 2000 Index for the previous 12 months, whichever is greater. Securities of companies whose market caps no longer meet this definition after purchase by the fund are still considered to be
                         securities of small cap companies for purposes of the 80%
                         policy. The Russell 2000 Growth Index includes companies
                         with market capitalizations below the top 1000 stocks of the equity market. As of March 31, 2004, the market
                         capitalization of companies included in the Russell 2000
                         Growth Index ranged from approximately $32 million to
                         $2.75 billion.
-------------------------------------------------------------------------------------

 HOW THE                 The manager emphasizes companies which it believes have
 MANAGER                 favorable growth prospects and potential for significant
 SELECTS THE             capital appreciation. In selecting individual companies for
 FUND'S                  investment, the manager looks for:
 INVESTMENTS
                          Companies that either occupy a dominant position in an
                          emerging industry or possess a growing market share in
                          larger, fragmented industries.

                          Favorable sales and/or earnings growth trends.

                          High or improving return on capital.

                          Strong financial condition.

                          Experienced and effective management.
-------------------------------------------------------------------------------------

 PRINCIPAL               While investing in equity securities historically has
 RISKS OF                produced greater average returns than investing in fixed
 INVESTING IN            income securities, small cap securities may also involve
 THE FUND                added risks. Investors can lose money on their investment in the fund, or the fund may not perform as well as other
                         investments, if any of the following occurs:

                          Small capitalization stocks fall out of favor with
 Investing in             investors.
 small                    Recession or adverse economic trends adversely affect the
 capitalization           earnings or financial condition of small companies.
 companies                The manager's judgment about the attractiveness, growth
 involves a               prospects or potential appreciation of the fund's
 substantial risk         investments proves to be incorrect.
 of loss.                 Greater volatility of share price because of the fund's
                          focus on small cap companies. Compared to large cap
                          companies, small cap companies and the market for their
                          equity securities are more likely to:

                           Be more sensitive to changes in earnings results and investor expectations.

                           Have more limited product lines, capital resources and management depth.

                           Experience sharper swings in market values.

                           Be harder to sell at the times and prices the manager believes appropriate.

                           Offer greater potential for gain and loss.

                         Growth securities typically are sensitive to market
                         movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.



                 Salomon Brothers Variable Series Funds Inc - 2

                                                     [BAR GRAPH]
                                          Calendar year ended
                                              December 31        % Total Return
                                          --------------------  ---------------
 PERFORMANCE*                                   2000                16.73         TOTAL RETURN
 The bar chart indicates the risks of           2001                -7.22         The bar chart shows the
 investing in the fund by showing the           2002               -34.71         performance of Class I
 fund's performance for the calendar            2003                49.03         shares of the fund for
 years indicated. Past performance                                                the calendar years
 does not necessarily indicate how                                                indicated. The
 the fund will perform in the future.                                             performance indicated
 QUARTERLY RETURNS: Highest: 24.42%                                               does not reflect
 in 2nd quarter 2003; Lowest:                                                     variable annuity or life
  - 26.49% in 3rd                                                                 insurance contract
 quarter 2002                                                                     charges, which, if
                                                                                  included, would lessen
                                                                                  performance.




-------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE*
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

------------------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2003)

                               Inception Date           1 Year           Since Inception
------------------------------------------------------------------------------------------

 Fund                              11/8/99              49.03%                6.16%

 Russell 2000 Growth Index         11/8/99              48.54%               - 2.15%

 Russell 2000 Index                11/8/99              47.25%                5.74%

                                                                                            COMPARATIVE
                                                                                            PERFORMANCE
                                                                                            The table indicates the
                                                                                            risk of investing in
                                                                                            the fund by comparing
                                                                                            the average annual
                                                                                            total return for the
                                                                                            periods shown to that
                                                                                            of the Russell 2000
                                                                                            Growth Index, an index
                                                                                            which measures the
                                                                                            performance of those
                                                                                            Russell 2000 Index
                                                                                            companies with higher
                                                                                            price-to-book ratios
                                                                                            and higher forecasted
                                                                                            growth rates and the
                                                                                            Russell 2000 Index, an
                                                                                            index which includes
                                                                                            companies with market
                                                                                            capitalizations below
                                                                                            the top 1,000 of stocks
                                                                                            of the equity markets.
                                                                                            An investor cannot
                                                                                            invest directly in an
                                                                                            index. The performance
                                                                                            indicated does not
                                                                                            reflect variable
                                                                                            annuity or life
                                                                                            insurance contract
                                                                                            charges, which, if
                                                                                            included, would lessen
                                                                                            performance.



 * The returns shown in the bar chart and the performance table are for Class I shares of the fund (which are offered in a separate prospectus) because no Class II shares were outstanding as of December 31, 2003. Class I and
   Class II shares are invested in the same portfolio of securities. The returns for Class II shares would differ from those of Class I because Class II shares have higher expenses than Class I shares.


                 Salomon Brothers Variable Series Funds Inc - 3

 FEE TABLE



-------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
 Maximum sales charge on purchases                                      None
 Maximum deferred sales charge on redemptions                           None

------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                               0.75%

------------------------------------------------------------------------------
         Distribution and service (12b-1) fee                          0.25%

         Other expenses*                                               0.51%

------------------------------------------------------------------------------
         Total annual fund operating expenses*'D'                      1.51%

 *  For Class II shares, 'Other Expenses' have been estimated based upon expenses incurred by Class I shares (Class I shares are offered through a separate prospectus) because no
    Class II shares were outstanding during the fiscal year ended December 31, 2003.

'D' The manager has voluntarily agreed to waive its management fee and/or reimburse the fund for certain expenses so that the fund's total annual operating expenses will not exceed 1.75% for Class II shares. The manager may discontinue this waiver and/or reimbursement at any time.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund.

---------------------------------------------------------------------------------------------------------------------


 EXAMPLE


-----------------------------------------------------------------------------------------
NUMBER OF YEARS YOU OWN YOUR SHARES                1 YEAR    3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------------------------------
 Your costs would be                                $154      $477      $824      $1,802

 The example assumes:  You invest $10,000 for the period shown

                       You reinvest all distributions and dividends without a sales charge

                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

                       Your investment has a 5% return each year (the assumption of a
                       5% return is required by the SEC for this example and is not a prediction of future performance)

                       Redemption of your shares at the end of the period
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.
                                                                                               This example does not
                                                                                               reflect variable
                                                                                               annuity or life
                                                                                               insurance contract
                                                                                               charges, which, if
                                                                                               included, would
                                                                                               increase the cost of
                                                                                               your investment.


                 Salomon Brothers Variable Series Funds Inc - 4

--------------------------------------------------------------------------------
 MORE ON THE FUND'S INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 The fund's investment     SMALL CAP GROWTH FUND
 objective and its         The fund may invest up to 20% of its assets in equity
 principal investment      securities of companies whose market capitalizations
 strategies and risks are  exceed the market capitalization of companies
 described under 'Fund     included in the Russell 2000 Growth Index. The fund
 goals, strategies         may also invest up to 20% of its assets in
 and risks.'               non-convertible bonds, notes and debt securities when
                           the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may also invest up to 20% of its assets in securities of foreign issuers. The fund may invest in derivative contracts, including futures contracts.


 This section provides
 additional information
 about the fund's
 investments and certain
 portfolio management
 techniques the fund may use
 to achieve its objective. Of
 course,  there is no assurance
 that the fund will achieve its
 objective. More information
 about the fund's investments
 and portfolio management
 techniques, some of which
 entail risks, is included in the
 statement of additional
 information (SAI).



 Any policy or limitation for
 the fund that is expressed
 as a percentage of assets is
 considered only at the time
 of purchase of portfolio
 securities. The policy will
 not be violated if these
 limitations are exceeded after
 purchase because of changes
 in the market value of the
 fund's assets or for any other
 reason.


--------------------------------------------------------------------------------
 EQUITY INVESTMENTS        Subject to its particular investment policies, the
                           fund may invest in all types of equity securities.
                           Equity securities include common stocks traded on an
                           exchange or in the over-the-counter market, preferred
                           stocks, warrants, rights, convertible securities,
                           depositary receipts, trust certificates, limited
                           partnership interests, shares of other investment
                           companies and real estate investment trusts.
--------------------------------------------------------------------------------
 FIXED INCOME INVESTMENTS  Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                           Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S.
                           government, its agencies, authorities,
                           instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations;
                           and foreign governments and their political subdivisions. See 'Foreign and emerging markets investments' below.

                 Salomon Brothers Variable Series Funds Inc - 5

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.
--------------------------------------------------------------------------------

 CREDIT QUALITY            If a security receives different ratings, the fund
                           will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over-the-counter derivatives contracts.

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

                            They have received a comparable short-term or other rating.

                            They are unrated securities that the manager believes are of comparable quality to investment grade securities.

--------------------------------------------------------------------------------

 FOREIGN AND EMERGING      The fund may invest in foreign securities, including
 MARKET INVESTMENTS        emerging market issuers. Investing in foreign
                           issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                           These risks may include:

                            Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments may adversely affect the securities markets.

                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
--------------------------------------------------------------------------------

 DERIVATIVES AND           The fund may, but need not, use derivative contracts,
 HEDGING TECHNIQUES        such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and may use them to hedge, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:


                 Salomon Brothers Variable Series Funds Inc - 6

                            As a substitute for buying or selling securities.

                            To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------

 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------

 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio turnover rate.


--------------------------------------------------------------------------------


 INSURANCE REGULATION      The fund provides an investment vehicle for variable
                           annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.



                           The fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.



                 Salomon Brothers Variable Series Funds Inc - 7

--------------------------------------------------------------------------------
 MANAGEMENT

Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



The fund is managed by a team of individuals employed of SaBAM, each of whom is a sector manager responsible for stock selection in one or more industries.



-------------------------------------------------------------------------------------
 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL YEAR

 0.75%
                                                              MANAGEMENT FEES
                                                              As of December 31,
                                                              2003, SaBAM managed
                                                              approximately
                                                              $70 billion of assets.



-------------------------------------------------------------------------------------
Citigroup Global Markets Inc., a registered broker-dealer     DISTRIBUTOR
and an affiliate of the manager, serves as the fund's
distributor.
-------------------------------------------------------------------------------------
The fund has adopted a Rule 12b-1 distribution plan for       PLAN OF DISTRIBUTION
Class II shares. Under the plan, Class II shares of the fund are subject to a distribution fee of 0.25% of the average
daily net assets of the Class. The plan allows Class II
shares of the fund to bear distribution fees in connection
with the sale and distribution of Class II shares. It also
allows the fund to pay for services to Class II
shareholders. This fee is an ongoing expense and, over time
may cost you more than paying other types of sales charges.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


                 Salomon Brothers Variable Series Funds Inc - 8

During the period from 1997 - 1999, Citicorp Trust Bank, fsb  RECENT DEVELOPMENTS
('Citicorp Trust'), an affiliate of Citigroup Asset
Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's investment manager and other investment adivsory companies.
Citicorp Trust hired a subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor's business was later taken over by PFPC Inc. in 1999, and at the time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


                 Salomon Brothers Variable Series Funds Inc - 9

--------------------------------------------------------------------------------
 SHARE TRANSACTIONS


 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the
 Individuals may not     purpose of funding variable annuity and variable life
 purchase shares         insurance contracts and to certain qualified pension and
 directly from the       retirement plans. The variable insurance products and
 fund. You should read   qualified plans may or may not make investments in the fund
 the prospectus for      described in this prospectus. Shares of the fund are sold at
 your insurance          net asset value.
 company's variable
 contract to learn how   The interests of different variable insurance products and to purchase a variable  qualified plans investing in the fund could conflict due to
 contract based on the   shares to different insurance company separate accounts that
 fund.                   serve as the investment medium for their variable annuity
                         and variable life products and to qualified plans.
                         Nevertheless, the board of directors intends to monitor
                         events to identify any material irreconcilable conflicts
                         which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in the fund and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.

                         The fund also offers Class I shares through a separate
                         prospectus. Class I shares are not subject to a distribution fee and are only available through certain eligible
                         insurance companies in connection with particular life
                         insurance and/or annuity contracts.

                         Certain insurance companies may have selected, and the
                         distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher
                         fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
-------------------------------------------------------------------------------------
 REDEMPTION OF SHARES    Redemption requests may be placed by separate accounts of
                         participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund or its agent will be the net asset value next determined after receipt by the fund of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by
                         bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption
                         request in good order but in no event later than 7 days
                         following receipt of instructions. The fund may suspend
                         sales or postpone payment dates during any period in which any of the following conditions exist:

                          The New York Stock Exchange ('NYSE') is closed;

                          Trading on the NYSE is restricted;

                          An emergency exists as a result of which disposal by the
                          fund of securities is not reasonably practicable or it is
                          not reasonably practicable for the fund to fairly determine the value of its net assets; or

                          As permitted by a Securities and Exchange Commission order in extraordinary circumstances.


                Salomon Brothers Variable Series Funds Inc - 10

 EXCESSIVE EXCHANGE      Excessive trading of fund shares can harm the fund and its
 TRANSACTIONS            shareholders. However, the fund's shares are offered
                         exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has
                         little or no access to the records of individual contract
                         holders. The fund is dependent on the ability of the
                         insurance company sponsors of these Separate Accounts to
                         limit excessive trading of fund shares. There can be no
                         assurance that excessive trading in the fund's shares will not occur.
-------------------------------------------------------------------------------------
 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London Stock Exchange closes, which is 12 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance
                         company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from
                         its underlying account holders before the NYSE closes. If
                         the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will
                         receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund's transfer
                         agent before the transfer agent's close of business.


                Salomon Brothers Variable Series Funds Inc - 11

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES


  The fund has elected to be treated, and intends to qualify each year, as a 'regulated investment company' under Subchapter M of the Internal
  Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Internal Revenue
  Code. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

  The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:
------------------------------------------------------------------------

  FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM
------------------------------------------------------------------------

  Small Cap Growth Fund       annually        annually         gain

                                                                          DIVIDENDS AND
                                                                          DISTRIBUTIONS
                                                                          Annual distributions of
                                                                          income and capital gain
                                                                          are made at the end of
                                                                          the year in which the
                                                                          income or gain is
                                                                          realized, or the
                                                                          beginning of the next
                                                                          year.


                Salomon Brothers Variable Series Funds Inc - 12

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


 The financial highlights table is intended to help you understand the performance of the fund's Class I shares for the past 5 years (or since inception if less than 5 years). As of December 31, 2003, there were no Class II shares outstanding. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class I share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).


 For a Class I share of capital stock outstanding throughout each period ended December 31:


                                                                          SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------
                                                              2003(1)    2002      2001      2000    1999(2)
------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                           $  8.22   $ 12.59   $ 13.57   $12.16   $10.00
                                                              -------   -------   -------   ------   ------
 INCOME (LOSS) FROM OPERATIONS:
   Net investment income (loss) (3)                             (0.06)    (0.04)    (0.04)   (0.02)    0.00*
   Net realized and unrealized gain (loss)                       4.09     (4.33)    (0.94)    2.04     2.16
                                                              -------   -------   -------   ------   ------
 Total Income (Loss) From Operations                             4.03     (4.37)    (0.98)    2.02     2.16
                                                              -------   -------   -------   ------   ------
 LESS DISTRIBUTIONS FROM:
   Net investment income                                        --        --        --       (0.00)*   --
   Net realized gains                                           --        --        --       (0.61)    --
   Capital                                                      --        --        --       (0.00)*   --
                                                              -------   -------   -------   ------   ------
 Total Distributions                                            --        --        --       (0.61)    --
                                                              -------   -------   -------   ------   ------
 NET ASSET VALUE, END OF YEAR                                 $ 12.25   $  8.22   $ 12.59   $13.57   $12.16
                                                              -------   -------   -------   ------   ------
                                                              -------   -------   -------   ------   ------
 TOTAL RETURN (4)(5)                                            49.03%   (34.71)%   (7.22)%  16.73%   21.60%'DD'
 NET ASSETS, END OF
 YEAR (000S)                                                  $42,035   $16,047   $16,292   $9,064   $1,801
 RATIOS TO AVERAGE NET ASSETS:
   Expenses (3)(6)                                               1.26%     1.30%     1.47%    1.50%    1.50%'D'
   Net investment income (loss)                                 (0.58)%   (0.47)%   (0.47)%  (0.23)%   0.16%'D'
 PORTFOLIO TURNOVER RATE                                          147%       78%      102%     109%      16%


               --------------------------------------------------


 (1) Per share amounts have been calculated using the monthly average shares method.


 (2) For the period from November 8, 1999 (commencement of operations) to December 31, 1999.


 (3) SaBAM has waived all or a portion of its management fees for the years ended December 31, 2000, and the period ended December 31, 1999. In addition, SaBAM reimbursed the Fund for $12,692 and $27,494 in expenses for the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share changes to net investment income (loss) and the actual expense ratios would have been as follows:



                                                              DECREASE (INCREASE) TO    EXPENSE RATIOS WITHOUT
                                                                  NET INVESTMENT           FEE WAIVERS AND
                                                              INCOME (LOSS) PER SHARE   EXPENSE REIMBURSEMENTS
                                                              -----------------------   ----------------------
 2000.......................................................          $(0.07)                    2.52%
 1999.......................................................            0.20                    16.36'D'



 (4) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SaBAM to limit total fund operating expenses. Absent this expense limitation, total returns for the fund would be lower. Expense limitations may be revised or terminated.


 (5) During part of 2003, 0.12% of the fund's total return resulted from investments that did not meet the investment policy of the fund. The fund purchased securities of certain companies with market capitalizations that were not similar to the companies in the index, resulting in less than 80% of the fund's net assets being invested in equity securities of small cap companies and related investments for a period of time (See Note 11 of Notes to Financial Statements in the fund's annual report).


 (6) As a result of a voluntary expense limitation, the ratio of expense to average net assets will not exceed 1.50%.

  *   Amount represents less than $0.01 per share.

 'DD' Total return is not annualized, as it may not be representative of the total return for the year.

  'D' Annualized.

                Salomon Brothers Variable Series Funds Inc - 13

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------

                             Small Cap Growth Fund
                                    Class II

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-08443)

SBVSMCP2

                               Salomon Brothers
                           VARIABLE SERIES FUNDS INC
                                  Prospectus

                              Strategic Bond Fund
                                   Class I


                                April 29, 2004

                            ----------------------
                               SALOMON BROTHERS
                            ----------------------
                               ASSET MANAGEMENT

The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

 CONTENTS


                               Fund goals, strategies and risks............................    2
                               More on the fund's investments..............................    6
                               Management..................................................   11
                               Share transactions..........................................   13
                               Dividends, distributions and taxes..........................   15
                               Financial highlights........................................   16



                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.



                 Salomon Brothers Variable Series Funds Inc - 1

 STRATEGIC BOND FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in a globally diverse portfolio of fixed income securities. The fund invests, under normal circumstances, at least 80% of its assets in fixed income
                         securities and related investments. The manager has broad
                         discretion to allocate the fund's assets among the following segments of the international market for fixed income
                         securities:

                         U.S. government obligations           Mortgage and asset-backed securities

                         Investment and non-investment grade   Investment and non-investment grade
                         U.S. and foreign corporate debt       sovereign debt, including issuers
                                                               in emerging markets

                         CREDIT QUALITY: The fund invests in fixed income securities across a range of credit qualities and may invest a
                         substantial portion of the fund's assets in obligations
                         rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly
                         referred to as 'junk bonds'.

                         MATURITY: The fund has no specific average portfolio
                         maturity requirement, but generally anticipates maintaining a range of 4.5 to 10 years. The fund may hold individual
                         securities of any maturity and may at times hold a
                         substantial portion of its assets in short-term instruments.

-------------------------------------------------------------------------------------

 HOW THE                 The manager uses a combination of quantitative models which
 MANAGER                 seek to measure the relative risks and opportunities of each
 SELECTS THE             market segment based upon economic, market, political,
 FUND'S                  currency and technical data and its own assessment of
 INVESTMENTS             economic and market conditions to create an optimal
                         risk/return allocation of the fund's assets among various
                         segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund's
                         portfolio.

                         In selecting corporate debt for investment, the manager considers the issuer's:

                           Financial condition.

                           Sensitivity to economic conditions and trends.

                           Operating history.

                           Experience and track record of management.


                         In selecting foreign government debt for investment, the manager considers the following factors:

                           Economic and political conditions within the issuer's country.

                           Overall and external debt levels and debt service ratios.

                           Access to capital markets.

                           Debt service payment history.


                         In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the manager considers the following factors:

                           Yield curve shifts.

                           Credit quality.

                           Changing prepayment patterns.



                 Salomon Brothers Variable Series Funds Inc - 2

 PRINCIPAL RISKS OF      Investors could lose money on their investment in the fund,
 INVESTING IN THE FUND   or the fund may not perform as well as other investments, if any of the following occurs:
 Investment in high
 yield securities         Interest rates go up, causing the prices of fixed income
 involve a substantial    securities to decline and reducing the value of the fund's
 risk of loss.            investments.

                          The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its
                          credit rating downgraded.

                          During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower
                          yielding securities. This is known as call or prepayment
                          risk.

                          During periods of rising interest rates, the average life of certain types of securities may be extended because of
                          slower than expected principal payments. This may lock in a below market interest rate, increase the security's
                          duration and reduce the value of the security. This is
                          known as extension risk.

                          During periods of low interest rates, the fund's income may decrease.

                          The manager's judgment about the attractiveness, relative
                          value or potential appreciation of a particular sector,
                          security or hedging strategy proves to be incorrect.

                         To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the
                         fund may have especially volatile prices and may have a
                         disproportionate effect on the fund's share price.

                         High yield securities are considered speculative with
                         respect to the issuer's ability to pay interest and
                         principal and are susceptible to default or decline in
                         market value due to adverse economic and business
                         developments. The market values for high yield securities
                         tend to be very volatile, and these securities are less
                         liquid than investment grade debt securities. For these
                         reasons, an investment in the fund is subject to increased price sensitivity to changing interest rates and a greater risk of loss due to default or declining credit quality.
                         Also, negative market sentiment towards high yield
                         securities could depress the price and liquidity of high
                         yield securities. This negative perception could last for a significant period of time.

                         Investing in non-U.S. issuers may involve unique risks
                         compared to investing in the securities of U.S. issuers.
                         These risks are more pronounced to the extent the fund
                         invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                          Less information may be available due to less rigorous
                          disclosure and accounting standards or regulatory practices.

                          Many non-U.S. markets are smaller, less liquid and more
                          volatile than U.S. markets. In a changing market, the
                          manager may not be able to sell the fund's portfolio
                          securities in amounts and at prices the manager considers
                          reasonable.

                          The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                          The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                          Economic, political and social developments significantly
                          disrupt the financial markets.

                          Foreign governmental obligations involve the risk of debt
                          moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

                         Obligations of U.S. Government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.



                 Salomon Brothers Variable Series Funds Inc - 3

                                                       [BAR GRAPH]


                                         Calendar year ended
                                             December 31         % Total Return
                                         -------------------     --------------
 PERFORMANCE                                    1999                   0.37            TOTAL RETURN
                                                2000                   7.30
 The bar chart indicates the risks of           2001                   6.91            The bar chart shows the
 investing in the fund by showing               2002                   8.84            performance of the fund
 changes in the fund's performance              2003                  13.23            for each of the calendar
 from year to year. Past performance                                                   years indicated. The
 does not necessarily indicate how                                                     performance indicated does
 the fund will perform in the future.                                                  not reflect variable annuity
                                                                                       or life insurance contract
 QUARTERLY RETURNS: Highest:                                                           charges, which, if included,
 5.37% in 2nd quarter 2002;                                                            would lessen performance.
 Lowest:  - .50% in 3rd
 quarter 1999.



--------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE                                                                            COMPARATIVE
                                                                                              PERFORMANCE
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND
 THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.                                             The table indicates the
                                                                                              risk of investing in
-----------------------------------------------------------------------------------------     the fund by comparing
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2003)                        the average annual
                        Inception Date      1 Year         5 Years        Since Inception     total return for the
 ----------------------------------------------------------------------------------------     periods shown to that
                                                                                              of the Citigroup Broad
 Fund                      2/17/98          13.23%          7.25%              7.24%          Investment Grade Bond
                                                                                              Index ('Citigroup Big
 Citigroup Big Index*      2/17/98          4.20%           6.61%              6.81%          Index'), a broad based
                                                                                              unmanaged index of
 Lehman Brothers Index**   2/28/98          4.11%           6.62%              6.94%          corporate bonds and the
                                                                                              Lehman Brothers U.S.
  * The index was formerly called the Salomon Smith Barney Broad Investment Grade Bond        Aggregate Index
    Index.                                                                                    ('Lehman Brothers
                                                                                              Index'), an index that
 ** The fund has changed its performance benchmark from the Citigroup BIG Index to the        covers the U.S.
    Lehman Brothers Index because the manager believes that the Lehman Brothers Index is a    investment grade fixed
    more widely recognized and utilized benchmark for multi-sector bond funds similar to      rate bond market, with
    the fund.                                                                                 index components for
                                                                                              government and
                                                                                              corporate securities,
                                                                                              mortgage pass-through
                                                                                              securities, and
                                                                                              asset-backed
                                                                                              securities. An investor
                                                                                              cannot invest directly
                                                                                              in an index. The
                                                                                              performance indicated
                                                                                              does not reflect
                                                                                              variable annuity or
                                                                                              life insurance contract
                                                                                              charges, which, if
                                                                                              included, would lessen
                                                                                              performance.



-------------------------------------------------------------------------------------------------------------
 FEE TABLE                                                                       FEES AND EXPENSES
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)                           This table sets forth
                                                                                 the fees and expenses
 Maximum sales charge on purchases                               None            you will pay if you
                                                                                 invest in shares of the
 Maximum deferred sales charge on redemptions                    None            fund.

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                        0.75%

         Distribution and service (12b-1) fees                   None

         Other expenses                                         0.25%

         Total annual fund operating expenses*                  1.00%

 * The manager has voluntarily agreed to waive its management fee and/or reimburse the fund for certain expenses so that the fund's total annual operating expenses will not exceed 1.00%. The manager may discontinue this waiver and/or reimbursement at any time.




                 Salomon Brothers Variable Series Funds Inc - 4

 EXAMPLE

 NUMBER OF YEARS YOU OWN YOUR SHARES         1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be                          $102      $318      $552       $1,225           This example helps you
                                                                                              compare the cost of
 The example assumes:  You invest $10,000 for the period shown                                investing in the fund
                                                                                              with other mutual
                       You reinvest all distributions and dividends without a sales charge    funds. Your actual cost
                                                                                              may be higher or lower.
                       The fund's operating expenses (before fee waivers and/or expense       This example does not
                       reimbursements, if any) remain the same                                reflect variable
                                                                                              annuity or life
                       Your investment has a 5% return each year (the assumption of a 5%      insurance contract
                       return is required by the SEC for this example and is not a            charges, which, if
                       prediction of future performance)                                      included, would
                                                                                              increase the cost of
                       Redemption of your shares at the end of the period                     your investment.



                 Salomon Brothers Variable Series Funds Inc - 5

 MORE ON THE FUND'S INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

The fund's investment      STRATEGIC BOND FUND
objective and its
principal investment       Although the fund invests at least 80% of its assets
strategies and             in fixed income securities, the fund may also invest
risks are described        up to 20% of its assets in equity and equity related
under 'Fund goals,         securities. The fund may invest up to 100% of its
strategies and risks.'     assets in foreign currency denominated securities,
                           including securities of issuers located in emerging markets.


This section provides
additional information
about the fund's investments
and certain portfolio
management techniques the
fund may use to achieve its
objective. Of course, there
is no assurance that the
fund will achieve its objective.
More information about the
fund's investments and portfolio
management techniques, some of
which entail risks, is included
in the statement of additional
information (SAI).



Any policy or limitation for the
fund that is expressed as a
percentage of assets is considered
only at the time of purchase of
portfolio securities. The policy
will not be violated if these
limitations are exceeded after
purchase because of changes in
the market value of the fund's
assets or for any other reason.


--------------------------------------------------------------------------------

 EQUITY INVESTMENTS        Subject to its particular investment policies, the
                           fund may invest in all types of equity securities.
                           Equity securities include common stocks traded on an exchange or in the over-the-counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.

--------------------------------------------------------------------------------
 FIXED INCOME INVESTMENTS  Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities,


                 Salomon Brothers Variable Series Funds Inc - 6
                           instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. See 'Foreign and emerging market investments' and 'Sovereign government and supranational debt' below.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest, but not both, on underlying pools of mortgages or government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

                           The fund may also enter into mortgage dollar roll transactions to earn income. In these transactions, the fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

--------------------------------------------------------------------------------

 CREDIT QUALITY            If a security receives different ratings, the fund
                           will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over-the-counter derivatives contracts.



                 Salomon Brothers Variable Series Funds Inc - 7

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

                            They have received a comparable short-term or other rating.

                            They are unrated securities that the manager believes are of comparable quality to investment grade securities.

--------------------------------------------------------------------------------

 HIGH YIELD, LOWER         The fund may invest in fixed income securities that
 QUALITY SECURITIES        are high yield, lower quality securities rated by a
                           rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

--------------------------------------------------------------------------------

 FOREIGN AND EMERGING      The fund may invest in foreign securities, including
 MARKET INVESTMENTS        emerging market issuers. Investing in foreign
                           issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                           These risks may include:


                            Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.
                            Economic, political and social developments may adversely affect the securities markets.

                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

--------------------------------------------------------------------------------

 SOVEREIGN GOVERNMENT AND   The fund may invest in all types of fixed income
 SUPRANATIONAL DEBT         securities of governmental issuers in all countries,
                            including emerging markets. These sovereign debt securities may include:

                             Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                             Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                             Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.



                 Salomon Brothers Variable Series Funds Inc - 8

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                            Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.

                            Participations in loans between emerging market governments and financial institutions.

                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

--------------------------------------------------------------------------------

 DERIVATIVES AND HEDGING   The fund may, but need not, use derivative contracts,
 TECHNIQUES                such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

                            As a substitute for buying or selling securities.

                            To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------

 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------


 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio turnover rate.




                 Salomon Brothers Variable Series Funds Inc - 9

 INSURANCE REGULATION     The fund provides an investment vehicle for variable
                           annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.


                           The fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.


                Salomon Brothers Variable Series Funds Inc - 10

 MANAGEMENT


Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Citigroup Asset Management Limited, an affiliate of the manager, provides advisory services to the manager in connection with the fund's transactions in currencies and non-dollar denominated debt securities. Its principal address is Citigroup Centre, Canada Square, London E14 5LB, U.K.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



--------------------------------------------------------------------------

 PORTFOLIO MANAGER        SINCE       PAST 5 YEARS' BUSINESS EXPERIENCE            THE PORTFOLIO
--------------------------------------------------------------------------         MANAGERS
                                                                                   The portfolio managers
 Peter J. Wilby           Inception   Managing Director of the manager             are primarily responsible
                                                                                   for the day-to-day
 Roger Lavan              Inception   Managing Director of the manager             operation of the fund.

------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------
 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL YEAR   MANAGEMENT FEES

 0.75%                                                           As of December 31, 2003,
                                                                 SaBAM and its affiliates
                                                                 managed approximately
                                                                 $70 billion of assets.

-----------------------------------------------------------------------------

Citigroup Global Markets Inc., a registered broker-dealer     DISTRIBUTOR
and an affiliate of the manager, serves as the fund's
distributor.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


                Salomon Brothers Variable Series Funds Inc - 11

During the period from 1997 - 1999, Citicorp Trust Bank, fsb  RECENT
('Citicorp Trust'), an affiliate of Citigroup Asset           DEVELOPMENTS
Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's
investment manager and other investment advisory companies.
Citicorp Trust hired a subcontractor to perform some of the
transfer agent services. The subcontractor, in exchange,
signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking
revenue to a CAM affiliate. The sub-contractor's business
was later taken over by PFPC Inc. in 1999, and at that time
the revenue guarantee was eliminated and a one-time payment
was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


                Salomon Brothers Variable Series Funds Inc - 12

--------------------------------------------------------------------------------
 SHARE TRANSACTIONS


 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the
                         purpose of funding variable annuity and variable life
 Individuals may not     insurance contracts and to certain qualified pension and
 purchase shares         retirement plans. The variable insurance products and
 directly from the       qualified plans may or may not make investments in the fund
 fund. You should read   described in this prospectus. Shares of the fund are sold at
 the prospectus for      net asset value.
 your insurance
 company's variable      The interests of different variable insurance products and
 contract to learn how   qualified plans investing in the fund could conflict due to to purchase a variable  differences of tax treatment and other considerations. The
 contract based on the   fund currently does not foresee any disadvantages to
 fund.                   investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity
                         and variable life products and to qualified plans.
                         Nevertheless, the board of directors intends to monitor
                         events to identify any material irreconcilable conflicts
                         which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in the fund and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.

                         The fund also offers Class II shares, which are subject to a distribution fee and are offered through a separate
                         prospectus to holders of certain variable annuity and
                         variable life insurance contracts.

                         Certain insurance companies may have selected, and the
                         distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher
                         fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
-------------------------------------------------------------------------------------

 REDEMPTION OF SHARES    Redemption requests may be placed by separate accounts of
                         participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption
                         request in good order but in no event later than 7 days
                         following receipt of instructions. The fund may suspend
                         sales or postpone payment dates during any period in which any of the following conditions exist:

                           The New York Stock Exchange ('NYSE') is closed;

                           Trading on the NYSE is restricted;

                           An emergency exists as a result of which disposal by the
                           fund of securities is not reasonably practicable or it is
                           not reasonably practicable for the fund to fairly determine the value of its net assets; or

                           As permitted by a Securities and Exchange Commission order in extraordinary circumstances.


                Salomon Brothers Variable Series Funds Inc - 13

 EXCESSIVE EXCHANGE      Excessive trading of fund shares can harm the fund and its
 TRANSACTIONS            shareholders. However, the fund's shares are offered
                         exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has
                         little or no access to the records of individual contract
                         holders. The fund is dependent on the ability of the
                         insurance company sponsors of these Separate Accounts to
                         limit excessive trading of fund shares. There can be no
                         assurance that excessive trading in the fund's shares will not occur.
-------------------------------------------------------------------------------------

 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London Stock Exchange closes, which is 12 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance
                         company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from
                         its underlying account holders before the NYSE closes. If
                         the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will
                         receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund's transfer
                         agent before the transfer agent's close of business.


                Salomon Brothers Variable Series Funds Inc - 14

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES


  The fund has elected to be treated, and intends to qualify each year,     DIVIDENDS AND
  as a 'regulated investment company' under Subchapter M of the Internal    DISTRIBUTIONS
  Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to
  be taxed as a regulated investment company, the fund must meet certain    Annual distributions of
  income and diversification tests and distribution requirements. As a      income and capital gain
  regulated investment company meeting these requirements, the fund will    are made at the end of
  not be subject to federal income tax on its net investment income and     the year in which the
  net capital gains that it distributes to its shareholders. All income     income or gain is
  and capital gain distributions are automatically reinvested in            realized, or the
  additional shares of the fund at net asset value and are includable in    beginning of the next
  gross income of the separate accounts holding such shares. See the        year.
  accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Internal Revenue
  Code. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

  The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:

------------------------------------------------------------------------
  FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM
------------------------------------------------------------------------
  Strategic Bond Fund         annually        annually        income


                Salomon Brothers Variable Series Funds Inc - 15

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


 The financial highlights table is intended to help you understand the performance of the fund's Class I share for the past 5 years. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class I share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).


 For a Class I share of capital stock outstanding throughout each period ended December 31:


                                                                                 STRATEGIC BOND FUND
--------------------------------------------------------------------------------------------------------------------------
                                                            2003          2002          2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                        $ 10.39       $ 10.02       $  9.75       $  9.66       $ 10.13
                                                           -------       -------       -------       -------       -------
 INCOME (LOSS) FROM OPERATIONS:
   Net investment income (1)                                  0.56          0.51          0.48          0.56          0.60
   Net realized and unrealized gain (loss)                    0.81          0.37          0.19          0.15         (0.56)
                                                           -------       -------       -------       -------       -------
 Total Income From Operations                                 1.37          0.88          0.67          0.71          0.04
                                                           -------       -------       -------       -------       -------
 LESS DISTRIBUTIONS FROM:
   Net investment income                                     (0.61)        (0.51)        (0.40)        (0.62)        (0.51)
   Net realized gains                                        (0.26)        --            --            --            --
   Capital                                                   --            --            --            (0.00)*       --
                                                           -------       -------       -------       -------       -------
 Total Distributions                                         (0.87)        (0.51)        (0.40)        (0.62)        (0.51)
                                                           -------       -------       -------       -------       -------
 NET ASSET VALUE, END OF YEAR                              $ 10.89       $ 10.39       $ 10.02       $  9.75       $  9.66
                                                           -------       -------       -------       -------       -------
                                                           -------       -------       -------       -------       -------
 TOTAL RETURN (2)                                            13.23%         8.84%         6.91%         7.30%         0.37%
 NET ASSETS, END OF
 YEAR (000S)                                               $97,277       $77,332       $46,638       $25,179       $16,709
 RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)(3)                                            1.00%         1.02%         1.09%         1.00%         1.00%
   Net investment income                                      4.96%         5.80%         5.88%         7.39%         7.19%
 PORTFOLIO TURNOVER RATE                                        72%           54%           74%           74%          120%


               --------------------------------------------------


 (1) SaBAM has waived all or a portion of its management fees for the years ended December 31, 2002, 2001, 2000 and 1999. If such fees were not waived, the per share decrease in net investment income and the actual expense ratio would have been as follows:


                                                                                        EXPENSE RATIOS (INCLUDING
                                                                   DECREASE TO        INTEREST EXPENSE) WITHOUT FEE
                                                              NET INVESTMENT INCOME        WAIVER AND EXPENSE
                                                                    PER SHARE                 REIMBURSEMENT
                                                                    ---------                 -------------
 2002.......................................................          $0.00*                       1.03%
 2001.......................................................          $0.01                        1.21
 2000.......................................................           0.03                        1.39
 1999.......................................................           0.06                        1.48


 (2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SaBAM to limit total fund operating expenses. Absent this expense limitation, total returns for the fund would be lower. Expense limitations may be revised or terminated.


 (3) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.



 * Amount represents less than $0.01 per share.

                Salomon Brothers Variable Series Funds Inc - 16

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------
                              Strategic Bond Fund
                                    Class I
--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-08443)

SBVBOND

                             Salomon Brothers

                         VARIABLE SERIES FUNDS INC

                                Prospectus


                            Strategic Bond Fund
                                 Class II


                              April 29, 2004

                          ----------------------
                             SALOMON BROTHERS
                          ----------------------
                                ASSET MANAGEMENT

The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


                               Fund goals, strategies and risks............................    2
                               More on the fund's investments..............................    7
                               Management..................................................   12
                               Share transactions..........................................   14
                               Dividends, distributions and taxes..........................   16
                               Financial highlights........................................   17


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 1

--------------------------------------------------------------------------------
 STRATEGIC BOND FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks to maximize total return, consistent with the
 OBJECTIVE               preservation of capital. This objective may be changed
                         without shareholder approval.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in a globally diverse portfolio of fixed income securities. The fund invests, under normal circumstances, at least 80% of its assets in fixed income
                         securities and related investments. The manager has broad
                         discretion to allocate the fund's assets among the following segments of the international market for fixed income
                         securities:

                          U.S. government obligations           Mortgage and asset-backed securities
                          Investment and non-investment grade   Investment and non-investment grade
                          U.S. and foreign corporate debt       sovereign debt, including issuers
                                                                in emerging markets

                         CREDIT QUALITY: The fund invests in fixed income securities across a range of credit qualities and may invest a
                         substantial portion of the fund's assets in obligations
                         rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly
                         referred to as 'junk bonds'.

                         MATURITY: The fund has no specific average portfolio
                         maturity requirement, but generally anticipates maintaining a range of 4.5 to 10 years. The fund may hold individual
                         securities of any maturity and may at times hold a
                         substantial portion of its assets in short-term instruments.
-------------------------------------------------------------------------------------
 HOW THE                 The manager uses a combination of quantitative models which
 MANAGER                 seek to measure the relative risks and opportunities of each
 SELECTS THE             market segment based upon economic, market, political,
 FUND'S                  currency and technical data and its own assessment of
 INVESTMENTS             economic and market conditions to create an optimal
                         risk/return allocation of the fund's assets among various
                         segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund's
                         portfolio.

                         In selecting corporate debt for investment, the manager considers the issuer's:

                          Financial condition.
                          Sensitivity to economic conditions and trends.
                          Operating history.
                          Experience and track record of management.

                         In selecting foreign government debt for investment, the manager considers the following factors:

                          Economic and political conditions within the issuer's
                          country.
                          Overall and external debt levels and debt service ratios.
                          Access to capital markets.
                          Debt service payment history.

                         In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the manager considers the following factors:

                          Yield curve shifts.
                          Credit quality.
                          Changing prepayment patterns.


                 Salomon Brothers Variable Series Funds Inc - 2

 PRINCIPAL RISKS OF      Investors could lose money on their investment in the fund,
 INVESTING IN THE FUND   or the fund may not perform as well as other investments, if any of the following occurs:
 Investment in high
 yield securities         Interest rates go up, causing the prices of fixed income
 involve a substantial    securities to decline and reducing the value of the fund's
 risk of loss.            investments.
                          The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its
                          credit rating downgraded.
                          During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower
                          yielding securities. This is known as call or prepayment
                          risk.
                          During periods of rising interest rates, the average life of certain types of securities may be extended because of
                          slower than expected principal payments. This may lock in a below market interest rate, increase the security's
                          duration and reduce the value of the security. This is
                          known as extension risk.
                          During periods of low interest rates, the fund's income may decrease.
                          The manager's judgment about the attractiveness, relative
                          value or potential appreciation of a particular sector,
                          security or hedging strategy proves to be incorrect.

                         To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the
                         fund may have especially volatile prices and may have a
                         disproportionate effect on the fund's share price.

                         High yield securities are considered speculative with
                         respect to the issuer's ability to pay interest and
                         principal and are susceptible to default or decline in
                         market value due to adverse economic and business
                         developments. The market values for high yield securities
                         tend to be very volatile, and these securities are less
                         liquid than investment grade debt securities. For these
                         reasons, an investment in the fund is subject to increased price sensitivity to changing interest rates and a greater risk of loss due to default or declining credit quality.
                         Also, negative market sentiment towards high yield
                         securities could depress the price and liquidity of high
                         yield securities. This negative perception could last for a significant period of time.

                         Investing in non-U.S. issuers may involve unique risks
                         compared to investing in the securities of U.S. issuers.
                         These risks are more pronounced to the extent the fund
                         invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                          Less information may be available due to less rigorous
                          disclosure and accounting standards or regulatory practices.
                          Many non-U.S. markets are smaller, less liquid and more
                          volatile than U.S. markets. In a changing market, the
                          manager may not be able to sell the fund's portfolio
                          securities in amounts and at prices the manager considers
                          reasonable.
                          The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.
                          The economies of non-U.S. countries may grow at a slower
                          rate than expected or may experience a downturn or
                          recession.
                          Economic, political and social developments significantly
                          disrupt the financial markets.


                 Salomon Brothers Variable Series Funds Inc - 3

                          Foreign governmental obligations involve the risk of debt
                          moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

                         Obligations of U.S. Government agencies and
                         instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S.
                         Government will provide financial support to its agencies
                         and instrumentalities if it is not obligated by law to do
                         so.


                 Salomon Brothers Variable Series Funds Inc - 4

                                                      [BAR GRAPH]
                                         Calendar year ended
                                            December 31          % Total Return
                                         ------------------      --------------
 PERFORMANCE*                                                                     TOTAL RETURN
 The bar chart indicates the risks of    1999                     0.37            The bar chart shows the
 investing in the fund by showing        2000                     7.30            performance of Class I
 changes in the fund's performance       2001                     6.91            shares of the fund for
 from year to year. Past performance     2002                     8.84            each of the calendar
 does not necessarily indicate how       2003                    13.23            years indicated. The
 the fund will perform in the future.                                             performance indicated
 QUARTERLY RETURNS: Highest:                                                      does not reflect
 5.37% in 2nd quarter 2003;                                                       variable annuity or
 Lowest:  - 0.50 in 3rd quarter 1999                                              life insurance contract
                                                                                  charges, which, if
                                                                                  included, would lessen
                                                                                  performance.




---------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE*

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE
 REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

---------------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2003)

                          Inception Date     1 Year         5 Years       Since Inception

---------------------------------------------------------------------------------------------------------------
 Fund                        2/17/98         13.23%          7.25%             7.24%
 Citigroup Big Index**       2/17/98          4.20%          6.61%             6.81%
 Lehman Brothers Index***    2/28/98          4.11%          6.62%             6.94%

 ----------
  * The returns shown in the bar chart and the performance table are for Class I shares of the fund (which are offered in a separate prospectus) because no Class
    II shares were outstanding as of December 31, 2003. Class I and Class II shares are invested in the same portfolio of securities. However, the returns for
    Class II shares would differ from those of Class I because Class II shares have higher expenses than Class I shares.

  ** The index was formerly called the Salomon Smith Barney Broad Investment Grade
     Bond Index.

 *** The fund has changed its performance benchmark from the Citigroup BIG Index to the Lehman Brothers Index because the manager believes that the Lehman Brothers
     Index is a more widely recognized and utilized benchmark for multi-sector bond funds similar to the fund.
                                                                                        COMPARATIVE
                                                                                        PERFORMANCE
                                                                                        The table indicates the
                                                                                        risk of investing in
                                                                                        the fund by comparing
                                                                                        the average annual
                                                                                        total return for
                                                                                        the periods shown
                                                                                        to that of the
                                                                                        Citigroup Broad
                                                                                        Investment Grade Bond
                                                                                        Index ('Citigroup Big
                                                                                        Index'), a broad based
                                                                                        unmanaged index of
                                                                                        corporate bonds and the
                                                                                        Lehman Brothers U.S.
                                                                                        Aggregate Index
                                                                                        ('Lehman Brothers
                                                                                        Index'), an index that
                                                                                        covers the U.S.
                                                                                        investment grade fixed
                                                                                        rate bond market, with
                                                                                        index components for
                                                                                        government and
                                                                                        corporate securities,
                                                                                        mortgage pass-through
                                                                                        securities, and
                                                                                        asset-backed
                                                                                        securities. An investor
                                                                                        cannot invest directly
                                                                                        in an index. The
                                                                                        performance indicated
                                                                                        does not reflect
                                                                                        variable annuity or
                                                                                        life insurance contract
                                                                                        charges, which, if
                                                                                        included, would lessen
                                                                                        performance.


                 Salomon Brothers Variable Series Funds Inc - 5

------------------------------------------------------------------------------------------------------------

 FEE TABLE

-------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                              None
 Maximum deferred sales charge on redemptions                   None

-------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                       0.75%

-------------------------------------------------------------------------
         Distribution and service (12b-1) fees                 0.25%

         Other expenses*                                       0.25%

-------------------------------------------------------------------------
         Total annual fund operating expenses*'D'              1.25%

  * For Class II shares, 'Other Expenses' have been estimated based upon expenses incurred by Class I shares (Class I shares are offered through a separate prospectus) because no Class II shares were outstanding during the fiscal year ended December 31, 2003.

  'D' The manager has voluntarily agreed to waive its management fee and/or reimburse the fund for certain expenses so that the fund's total annual operating expenses will not exceed 1.25% for Class II shares. The manager may discontinue this waiver and/or reimbursement at any time.
                                                                                     FEES AND EXPENSES
                                                                                     This table sets forth
                                                                                     the fees and expenses
                                                                                     you will pay if you
                                                                                     invest in shares of the
                                                                                     fund.



------------------------------------------------------------------------------------------------------------------------

 EXAMPLE

--------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Your costs would be                              $127     $397      $686      $1,511

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a
                       5% return is required by the SEC for this example and is not a prediction of future performance)
                       Redemption of your shares at the end of the period
                                                                                                 This example helps you
                                                                                                 compare the cost of
                                                                                                 investing in the fund
                                                                                                 with other mutual
                                                                                                 funds. Your actual cost
                                                                                                 may be higher or lower.
                                                                                                 This example does not
                                                                                                 reflect variable
                                                                                                 annuity or life
                                                                                                 insurance contract
                                                                                                 charges, which, if
                                                                                                 included, would
                                                                                                 increase the cost of
                                                                                                 your investment.


                 Salomon Brothers Variable Series Funds Inc - 6

--------------------------------------------------------------------------------
 MORE ON THE FUND'S INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 The fund's investment     STRATEGIC BOND FUND
 objective and its         Although the fund invests at least 80% of its assets
 principal investment      in fixed income securities, the fund may also invest
 strategies and risks are  up to 20% of its assets in equity and equity related
 described under 'Fund     securities. The fund may invest up to 100% of its
 goals, strategies         assets in foreign currency denominated securities,
 and risks.'               including securities of issuers located in emerging
                           markets.

 This section provides
 additional information
 about the fund's
 investments and certain
 portfolio management
 techniques the fund may use
 to achieve its objective. Of
 course, there is no assurance
 that the fund will achieve its
 objective. More information
 about the fund's investments
 and portfolio management
 techniques, some of which
 entail risks, is included in the
 statement of additional
 information (SAI).



 Any policy or limitation for
 the fund that is expressed
 as a percentage of  assets is
 considered only at the time
 of purchase of portfolio
 securities. The policy will
 not be violated if these
 limitations are exceeded after
 purchase because of changes
 in the market value of the
 fund's assets or for any other
 reason.


--------------------------------------------------------------------------------
 EQUITY INVESTMENTS        Subject to its particular investment policies, the
                           fund may invest in all types of equity securities.
                           Equity securities include common stocks traded on an
                           exchange or in the over-the-counter market, preferred
                           stocks, warrants, rights, convertible securities,
                           depositary receipts, trust certificates, limited
                           partnership interests, shares of other investment
                           companies and real estate investment trusts.
--------------------------------------------------------------------------------
 FIXED INCOME INVESTMENTS  Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                           Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S.
                           government, its agencies, authorities,
                           instrumentalities or sponsored enterprises;
                           state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. See 'Foreign and emerging market investments' and 'Sovereign government and supranational debt' below.


                 Salomon Brothers Variable Series Funds Inc - 7

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest, but not both, on underlying pools of mortgages or government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

                           The fund may also enter into mortgage dollar roll
                           transactions to earn income. In these transactions,
                           the fund sells a U.S. agency mortgage-backed security
                           and simultaneously agrees to repurchase at a future
                           date another U.S. agency mortgage-backed security
                           with the same interest rate and maturity date, but
                           generally backed by a different pool of mortgages.
                           The fund loses the right to receive interest and
                           principal payments on the security it sold. However,
                           the fund benefits from the interest earned on
                           investing the proceeds of the sale and may receive a
                           fee or a lower repurchase price. The benefits from
                           these transactions depend upon the manager's ability
                           to forecast mortgage prepayment patterns on different
                           mortgage pools. The fund may lose money if, during
                           the period between the time it agrees to the forward
                           purchase of the mortgage securities and the
                           settlement date, these securities decline in value
                           due to market conditions or prepayments on the
                           underlying mortgages.
--------------------------------------------------------------------------------
 CREDIT QUALITY            If a security receives different ratings, the fund
                           will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over-the-counter derivatives contracts.

                 Salomon Brothers Variable Series Funds Inc - 8

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                            They have received a comparable short-term or other rating.
                            They are unrated securities that the manager
                            believes are of comparable quality to investment grade securities.
--------------------------------------------------------------------------------
 HIGH YIELD, LOWER QUALITY The fund may invest in fixed income securities that
 SECURITIES                are high yield, lower quality securities rated by a
                           rating organization below its top four long-term
                           rating categories or unrated securities determined by
                           the manager to be of equivalent quality. The issuers
                           of lower quality bonds may be highly leveraged and
                           have difficulty servicing their debt, especially
                           during prolonged economic recessions or periods of
                           rising interest rates. The prices of lower quality
                           securities are volatile and may go down due to market
                           perceptions of deteriorating issuer creditworthiness
                           or economic conditions. Lower quality securities may
                           become illiquid and hard to value in down markets.
--------------------------------------------------------------------------------

 FOREIGN AND EMERGING      The fund may invest in foreign securities, including
 MARKET INVESTMENTS        emerging market issuers. Investing in foreign
                           issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                           These risks may include:


                            Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.
                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.
                            Economic, political and social developments may adversely affect the securities markets.
                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
--------------------------------------------------------------------------------
 SOVEREIGN GOVERNMENT AND  The fund may invest in all types of fixed income
 SUPRANATIONAL DEBT        securities of governmental issuers in all countries,
                           including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                Salomon Brothers Variable Series Funds Inc - 9

                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.
                            Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
                            Participations in loans between emerging market governments and financial institutions.
                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
--------------------------------------------------------------------------------
 DERIVATIVES AND HEDGING   The fund may, but need not, use derivative contracts,
 TECHNIQUES                such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including, against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

                            As a substitute for buying or selling securities. To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle the
                           fund to deliver or receive an asset or cash payment
                           that is based on the change in value of one or more
                           securities, currencies or indices. Even a small
                           investment in derivative contracts can have a big
                           impact on the fund's market, currency and interest
                           rate exposure. Therefore, using derivatives can
                           disproportionately increase losses and reduce
                           opportunities for gains when market prices, currency
                           rates or interest rates are changing. The fund may
                           not fully benefit from or may lose money on
                           derivatives if changes in their value do not
                           correspond accurately to changes in the value of the
                           fund's holdings. The other parties to certain
                           derivative contracts present the same types of credit
                           risk as issuers of fixed income securities.
                           Derivatives can also make the fund less liquid and
                           harder to value, especially in declining markets.
--------------------------------------------------------------------------------
 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                Salomon Brothers Variable Series Funds Inc - 10

 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------

 INSURANCE REGULATION      The fund provides an investment vehicle for variable
                           annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.



                           The fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.



                Salomon Brothers Variable Series Funds Inc - 11

--------------------------------------------------------------------------------
 MANAGEMENT

Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Citigroup Asset Management Limited, an affiliate of the manager, provides advisory services to the manager in connection with the fund's transactions in currencies and non-dollar denominated debt securities. Its principal address is Citigroup Centre, Canada Square, London E14 5LB U.K.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



--------------------------------------------------------------------------
 PORTFOLIO MANAGER        SINCE       PAST 5 YEARS' BUSINESS EXPERIENCE
--------------------------------------------------------------------------
 Peter J. Wilby           Inception   Managing Director of the manager
 Roger Lavan              Inception   Managing Director of the manager
                                                                                                 THE PORTFOLIO
                                                                                                 MANAGERS
                                                                                                 The portfolio managers
                                                                                                 are primarily
                                                                                                 responsible
                                                                                                 for the day-to-day
                                                                                                 operation of the fund.
------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL YEAR

 0.75%
                                                              MANAGEMENT FEES
                                                              As of December 31,
                                                              2003, SaBAM managed
                                                              approximately
                                                              $70 billion of assets.



-----------------------------------------------------------------------------
Citigroup Global Markets Inc., a registered broker-dealer     DISTRIBUTOR
and an affiliate of the manager, serves as the fund's
distributor.
-----------------------------------------------------------------------------
The fund has adopted a Rule 12b-1 distribution plan for       PLAN OF
Class II shares. Under the plan, Class II shares of the fund  DISTRIBUTION are subject to a distribution fee of 0.25% of the average
daily net assets of the Class. The plan allows Class II
shares of the fund to bear distribution fees in connection
with the sale and distribution of Class II shares. It also
allows the fund to pay for services to Class II
shareholders. This fee is an ongoing expense and over time
may cost you more than paying other types of sales charges.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


                Salomon Brothers Variable Series Funds Inc - 12

The payments described above are often referred to as
'revenue sharing payments.' The recipients of such payments
may include the fund's distributor and other affiliates of
the manager, broker-dealers, financial institutions and
other financial intermediaries through which investors may
purchase shares of the fund. In some circumstances, such
payments may create an incentive for an intermediary or its
employees or associated persons to recommend or sell shares
of the fund to you. Please contact your financial
intermediary for details about revenue sharing payments it
may receive.
-----------------------------------------------------------------------------
During the period from 1997 - 1999, Citicorp Trust Bank, fsb  RECENT
('Citicorp Trust'), an affiliate of Citigroup Asset           DEVELOPMENTS
Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's
investment manager and other investment advisory companies.
Citicorp Trust hired a subcontractor to perform some of the
transfer agent services. The subcontractor, in exchange,
signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking
revenue to a CAM affiliate. The sub-contractor's business
was later taken over by PFPC Inc. in 1999, and at that time
the revenue guarantee was eliminated and a one-time payment
was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


                Salomon Brothers Variable Series Funds Inc - 13

--------------------------------------------------------------------------------
 SHARE TRANSACTIONS


 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the
                         purpose of funding variable annuity and variable life
                         insurance contracts and to certain qualified pension and
                         retirement plans. The variable insurance products and
                         qualified plans may or may not make investments in the fund described in this prospectus. Shares of the fund are sold at net asset value.
 Individuals may not
 purchase shares         The interests of different variable insurance products and
 directly from the       qualified plans investing in the fund could conflict due to
 fund. You should read   differences of tax treatment and other considerations. The
 the prospectus for      fund currently does not foresee any disadvantages to
 your insurance          investors arising from the fact that the fund may offer its
 company's variable      shares to different insurance company separate accounts that
 contract to learn how   serve as the investment medium for their variable annuity
 to purchase a variable  and variable life products and to qualified plans.
 contract based on the   Nevertheless, the board of directors intends to monitor
 fund.                   events to identify any material irreconcilable conflicts
                         which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in the fund and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.

                         The fund also offers Class I shares through a separate
                         prospectus. Class I shares are not subject to a
                         distribution fee and are only available through certain
                         eligible insurance companies in connection with particular life insurance and/or annuity contracts.

                         Certain insurance companies may have selected, and the
                         distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher
                         fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
-------------------------------------------------------------------------------------
 REDEMPTION OF SHARES    Redemption requests may be placed by separate accounts of
                         participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption
                         request in good order but in no event later than 7 days
                         following receipt of instructions. The fund may suspend
                         sales or postpone payment dates during any period in which any of the following conditions exist:

                          The New York Stock Exchange ('NYSE') is closed;
                          Trading on the NYSE is restricted;
                          An emergency exists as a result of which disposal by the
                          fund of securities is not reasonably practicable or it is
                          not reasonably practicable for the fund to fairly determine the value of its net assets; or
                          As permitted by a Securities and Exchange Commission order in extraordinary circumstances.


                Salomon Brothers Variable Series Funds Inc - 14

 EXCESSIVE EXCHANGE      Excessive trading of fund shares can harm the fund and its
 TRANSACTIONS            shareholders. However, the fund's shares are offered
                         exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has
                         little or no access to the records of individual contract
                         holders. The fund is dependent on the ability of the
                         insurance company sponsors of these Separate Accounts to
                         limit excessive trading of fund shares. There can be no
                         assurance that excessive trading in the fund's shares will not occur.
-------------------------------------------------------------------------------------
 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London Stock Exchange closes, which is 12 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance
                         company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from
                         its underlying account holders before the NYSE closes. If
                         the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will
                         receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund's transfer
                         agent before the transfer agent's close of business.


                Salomon Brothers Variable Series Funds Inc - 15

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES


  The fund has elected to be treated, and intends to qualify each year, as a 'regulated investment company' under Subchapter M of the Internal
  Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Internal Revenue
  Code. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

  The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:
------------------------------------------------------------------------

  FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM
------------------------

  Strategic Bond Fund         annually        annually        income

                                                                          DIVIDENDS AND
                                                                          DISTRIBUTIONS
                                                                          Annual distributions of
                                                                          income and capital gain
                                                                          are made at the end of
                                                                          the year in which the
                                                                          income or gain is
                                                                          realized, or the
                                                                          beginning of the next
                                                                          year.


                Salomon Brothers Variable Series Funds Inc - 16

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


 The financial highlights table is intended to help you understand the performance of the fund's Class I shares for the past 5 years. As of December 31, 2003, no Class II shares of the fund were outstanding. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class I share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).


 For a Class I share of capital stock outstanding throughout each period ended December 31:


                                                                                 STRATEGIC BOND FUND
--------------------------------------------------------------------------------------------------------------------------
                                                            2003          2002          2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                        $ 10.39       $ 10.02       $  9.75       $  9.66       $ 10.13
                                                           -------       -------       -------       -------       -------
 INCOME (LOSS) FROM OPERATIONS:
   Net investment income (1)                                  0.56          0.51          0.48          0.56          0.60
   Net realized and unrealized gain (loss)                    0.81          0.37          0.19          0.15         (0.56)
                                                           -------       -------       -------       -------       -------
 Total Income From Operations                                 1.37          0.88          0.67          0.71          0.04
                                                           -------       -------       -------       -------       -------
 LESS DISTRIBUTIONS FROM:
   Net investment income                                     (0.61)        (0.51)        (0.40)        (0.62)        (0.51)
   Net realized gains                                        (0.26)        --            --            --            --
   Capital                                                   --            --            --            (0.00)*       --
                                                           -------       -------       -------       -------       -------
 Total Distributions                                         (0.87)        (0.51)        (0.40)        (0.62)        (0.51)
                                                           -------       -------       -------       -------       -------
 NET ASSET VALUE, END OF YEAR                              $ 10.89       $ 10.39       $ 10.02       $  9.75       $  9.66
                                                           -------       -------       -------       -------       -------
                                                           -------       -------       -------       -------       -------
 TOTAL RETURN (2)                                          $ 13.23%         8.84%         6.91%         7.30%         0.37%
 NET ASSETS, END OF
 YEAR (000S)                                               $97,277       $77,332       $46,638       $25,179       $16,709
 RATIOS TO AVERAGE NET ASSETS:
   Expenses (1)(3)                                            1.00%         1.02%         1.09%         1.00%         1.00%
   Net investment income                                      4.96%         5.80%         5.88%         7.39%         7.19%
 PORTFOLIO TURNOVER RATE                                        72%           54%           74%           74%          120%


               --------------------------------------------------


 (1) SaBAM has waived all or a portion of its management fees for the four years ended December 31, 2002. If such fees were not waived, the per share decrease in net investment income and the actual expense ratio would have been as follows:



                                                                                        EXPENSE RATIOS (INCLUDING
                                                                  DECREASES TO        INTEREST EXPENSE) WITHOUT FEE
                                                              NET INVESTMENT INCOME        WAIVERS AND EXPENSE
                                                                    PER SHARE                 REIMBURSEMENT
                                                                    ---------                 -------------
 2002.......................................................          $0.00                        1.03%
 2001.......................................................           0.01                        1.21
 2000.......................................................           0.03                        1.39
 1999.......................................................           0.06                        1.48



 (2) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SaBAM to limit total fund operating expenses. Absent this expense limitation, total returns for the fund would be lower. Expense limitations may be revised or terminated.


 (3) As a result of a voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 1.00%.

  * Amount represents less than $0.01 per share.



                Salomon Brothers Variable Series Funds Inc - 17

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------

                              Strategic Bond Fund
                                    Class II

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-08443)

SBVBOND2

Salomon Brothers
VARIABLE SERIES FUNDS INC
Prospectus

Total Return Fund
Class I

April 29, 2004

----------------------
     SALOMON BROTHERS
     ---------------------
          ASSET MANAGEMENT

The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


                               Fund goals, strategies and risks............................    2
                               More on the fund's investments..............................    5
                               Management..................................................   10
                               Share transactions..........................................   12
                               Dividends, distributions and taxes..........................   14
                               Financial highlights........................................   15


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING



                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 1

--------------------------------------------------------------------------------
 TOTAL RETURN FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks to obtain above-average income (compared to a
 OBJECTIVE               portfolio entirely invested in equity securities). The
                         fund's secondary objective is to take advantage of
                         opportunities to achieve growth of capital and income. These objectives may be changed without shareholder approval.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The fund varies its allocations between equity and fixed income securities depending on the manager's view of economic and market
                         conditions, fiscal and monetary policy and security values.
                         However, under normal market conditions at least 40% of the fund's assets are allocated to equity securities.

                         CREDIT QUALITY: The fund's investments in fixed income
                         securities are primarily investment grade but the fund may invest up to 20% of its assets in nonconvertible fixed
                         income securities rated below investment grade by a
                         recognized rating agency, or in unrated securities of
                         equivalent quality. Securities rated below investment grade are commonly referred to as 'junk bonds.'

                         MATURITY: The fund's investments in fixed income securities may be of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting stocks for investment, the manager applies a
 MANAGER                 bottom-up analysis, focusing on companies with:
 SELECTS THE
 FUND'S                  Large market capitalizations.
 INVESTMENTS             Favorable dividend yields and price to earnings ratios.
                         Stocks that are less volatile than the market as a whole.
                         Strong balance sheets.
                         A catalyst for appreciation and restructuring potential,
                         product innovation or new development.

                         The manager considers both macroeconomic and issuer specific factors in selecting debt securities for its portfolio. In assessing the appropriate maturity, rating and sector
                         weighting of the fund's portfolio, the manager considers a variety of macroeconomic factors that are expected to
                         influence economic activity and interest rates. These
                         factors include fundamental economic indicators, Federal
                         Reserve monetary policy and the relative value of the U.S.
                         dollar compared to other currencies. Once the manager
                         determines the preferable portfolio characteristics, the
                         manager selects individual securities based upon the terms of the securities (such as yields compared to U.S.
                         Treasuries or comparable issues), liquidity and rating,
                         sector and issuer diversification. The manager also employs fundamental research and due diligence to assess an
                         issuer's:

                         Credit quality taking into account financial condition and profitability.
                         Future capital needs.
                         Potential for change in rating and industry outlook.
                         Competitive environment and management ability.


                 Salomon Brothers Variable Series Funds Inc - 2

 PRINCIPAL RISKS         While investing in a mix of equity and debt securities can
 OF INVESTING IN         bring added benefits, it may also involve additional risks.
 THE FUND                Investors could lose money in the fund or the fund's
                         performance could fall below other possible investments if any of the following occurs:

                          U.S. stock markets decline or perform poorly relative to
                          other types of investments.
                          An adverse event, such as an unfavorable earnings report,
                          negatively affects the stock price of a company in which the fund invests.
                          Large capitalization stocks or growth stocks fall out of
                          favor with investors.
                          The manager's judgment about the attractiveness, growth
                          prospects or potential appreciation of a particular sector or security proves to be incorrect.

                         The fund also has risks associated with investing in bonds.
                         The fund could underperform other investments if:

                          Interest rates go up, causing the prices of fixed income
                          securities to decline and reducing the value of the fund's investments.
                          The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its
                          credit rating downgraded.
                          During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than
                          scheduled, forcing the fund to reinvest in lower yielding
                          securities. This is known as call or prepayment risk.
                          During periods of rising interest rates, the average life of certain types of securities may be extended because of
                          slower than expected principal payments. This market effect may lock in a below market interest rate, increase the
                          security's duration and reduce the value of the security.
                          This market effect is known as extension risk.
-------------------------------------------------------------------------------------



                                         Calendar year ended
                                            December 31          % Total Return
                                         ------------------      --------------
 PERFORMANCE                                   1999                   0.78         TOTAL RETURN
 The bar chart indicates the risks of          2000                   7.90         The bar chart shows the
 investing in the fund by showing              2001                  (0.80)        performance of the fund
 changes in the fund's performance             2002                  (6.87)        for each of the
 from year to year. Past performance           2003                  15.92         calendar years
 does not necessarily indicate how                                                 indicated. The
 the fund will perform in the future.                                              performance indicated
 QUARTERLY RETURNS: Highest: 10.43%                                                does not reflect
 in 2nd quarter 2003; Lowest:                                                      variable annuity or
  - 5.82% in 3rd quarter 2002                                                      life insurance contract
                                                                                   charges, which, if
                                                                                   included, would lessen
                                                                                   performance.



 PERFORMANCE TABLE
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT
 OF DISTRIBUTIONS AND DIVIDENDS.

----------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2003)
                          Inception Date       1 Year     5 Years      Since Inception

----------------------------------------------------------------------------------------
 Fund                        2/17/98           15.92%      3.09%            3.63%
 S&P 500                     2/17/98           28.67%    - 0.57%            2.91%
 Citigroup Big Index*        2/17/98           4.20%       2.91%            6.81%

 * The index was formerly called the Salomon Smith Barney Broad Investment Grade Bond
   Index.
                                                                                           COMPARATIVE
                                                                                           PERFORMANCE
                                                                                           The table indicates the
                                                                                           risk of investing in
                                                                                           the fund by comparing
                                                                                           the average annual
                                                                                           total return for the
                                                                                           periods shown to that
                                                                                           of the Standard &
                                                                                           Poor's Index ('S&P 500
                                                                                           Index'), a broad based
                                                                                           unmanaged index of
                                                                                           widely held common
                                                                                           stocks and the
                                                                                           Citigroup Broad
                                                                                           Investment Grade Bond
                                                                                           Index ('Citigroup Big
                                                                                           Index'), a broad-based
                                                                                           unmanaged index of
                                                                                           corporate bonds. An
                                                                                           investor cannot invest
                                                                                           directly in an index.
                                                                                           The performance
                                                                                           indicated does not
                                                                                           reflect variable
                                                                                           annuity or life
                                                                                           insurance contract
                                                                                           charges, which, if
                                                                                           included, would lessen
                                                                                           performance.


                 Salomon Brothers Variable Series Funds Inc - 3

 FEE TABLE

----------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
 Maximum sales charge on purchases                                None
 Maximum deferred sales charge on redemptions                     None

----------------------------------------------------------------------
 AVERAGE FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)

         Management fees                                         0.80%

----------------------------------------------------------------------
         DISTRIBUTION AND SERVICE (12b-1) FEES                    NONE

         Other expenses                                          0.21%

----------------------------------------------------------------------
         TOTAL ANNUAL FUND OPERATING EXPENSES*                   1.01%

* Because the manager waived a portion of its management fee during the period ended December 31, 2003, the actual total operating expenses for the fund were: 1.00%. The manager may discontinue this waiver at any time.

                                                                        FEES AND EXPENSES
                                                                        This table sets forth
                                                                        the fees and expenses
                                                                        you will pay if you
                                                                        invest in shares of the
                                                                        fund.

-----------------------------------------------------------------------------------------------




 EXAMPLE
-------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be                                $103      $322      $558       $1,236

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance)
                      Redemption of your shares at the end of the period
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.
                                                                                              This example does not
                                                                                              reflect variable
                                                                                              annuity or life
                                                                                              insurance contract
                                                                                              charges, which, if
                                                                                              included, would
                                                                                              increase the cost of
                                                                                              your investment.


                 Salomon Brothers Variable Series Funds Inc - 4

--------------------------------------------------------------------------------

 MORE ON THE FUND'S INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 The fund's investment        TOTAL RETURN FUND
 objective and its principal  The fund may invest up to 20% of its assets in
 investment strategies and    securities of foreign issuers.
 risks are described under
 'Fund goals, strategies and
 risks.'


 This section provides
 additional information about
 the fund's investments and
 certain portfolio management
 techniques the fund may use
 to achieve its objective. Of
 course, there is no assurance
 that the fund will achieve its
 objective. More information
 about the fund's investments
 and portfolio management
 techniques, some of which
 entail risks, is included in the
 statement of additional
 information (SAI).



 Any policy or limitation for
 the fund that is expressed as
 a percentage of assets is
 considered only at the time of
 purchase of portfolio
 securities. The policy will not
 be violated if these limitations
 are exceeded after purchase
 because of changes in the
 market value of the fund's
 assets or for any other reason.

--------------------------------------------------------------------------------
 EQUITY INVESTMENTS        Subject to its particular investment policies, the
                           fund may invest in all types of equity securities.
                           Equity securities include common stocks traded on an
                           exchange or in the over-the-counter market, preferred
                           stocks, warrants, rights, convertible securities,
                           depositary receipts, trust certificates, limited
                           partnership interests, shares of other investment
                           companies and real estate investment trusts.
--------------------------------------------------------------------------------
 FIXED INCOME INVESTMENTS  Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                           Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S.
                           government, its agencies, authorities,
                           instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations;
                           and foreign governments

                 Salomon Brothers Variable Series Funds Inc - 5
                           and their political subdivisions. See 'Foreign and emerging market investments' and 'Sovereign government and supranational debt' below.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest, but not both, on underlying pools of mortgages or government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

                           The fund may also enter into mortgage dollar roll transactions to earn income. In these transactions, the fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.
--------------------------------------------------------------------------------

 CREDIT QUALITY            If a security receives different ratings, the fund
                           will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over-the-counter derivatives contracts.

                 Salomon Brothers Variable Series Funds Inc - 6

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                            They have received a comparable short-term or other rating.
                            They are unrated securities that the manager
                            believes are of comparable quality to investment grade securities.
--------------------------------------------------------------------------------

HIGH YIELD, LOWER QUALITY  The fund may invest in fixed income securities that
SECURITIES                 are high yield, lower quality securities rated by a
                           rating organization below its top four long-term
                           rating categories or unrated securities determined by
                           the manager to be of equivalent quality. The issuers
                           of lower quality bonds may be highly leveraged and
                           have difficulty servicing their debt, especially
                           during prolonged economic recessions or periods of
                           rising interest rates. The prices of lower quality
                           securities are volatile and may go down due to market
                           perceptions of deteriorating issuer creditworthiness
                           or economic conditions. Lower quality securities may
                           become illiquid and hard to value in down markets.
 -------------------------------------------------------------------------------


 FOREIGN AND EMERGING      The fund may invest in foreign securities, including
 MARKET INVESTMENTS        emerging market issuers. Investing in foreign
                           issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                           These risks may include:

                            Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments may adversely affect the securities markets.

                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

--------------------------------------------------------------------------------

 SOVEREIGN GOVERNMENT AND  The fund may invest in all types of fixed income
 SUPRANATIONAL DEBT        securities of governmental issuers in all countries,
                           including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.


                 Salomon Brothers Variable Series Funds Inc - 7

                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                            Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.

                            Participations in loans between emerging market governments and financial institutions.

                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
--------------------------------------------------------------------------------

 DERIVATIVES AND HEDGING   The fund may, but need not, use derivative contracts,
 TECHNIQUES                such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

                            As a substitute for buying or selling securities.

                            To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------

 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                 Salomon Brothers Variable Series Funds Inc - 8

 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------


 INSURANCE REGULATION      The fund provides an investment vehicle for variable
                           annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.



                           The fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.




                 Salomon Brothers Variable Series Funds Inc - 9

--------------------------------------------------------------------------------

 MANAGEMENT


Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



--------------------------------------------------------------------------

 PORTFOLIO MANAGER        SINCE       PAST 5 YEARS' BUSINESS EXPERIENCE
--------------------------------------------------------------------------

 George J. Williamson     July 1998   Director of the manager

                                                                                                 THE PORTFOLIO
                                                                                                 MANAGER
                                                                                                 The portfolio manager
                                                                                                 is primarily
                                                                                                 responsible
                                                                                                 for the day-to-day
                                                                                                 operation of the fund.

------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------

 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL
 YEAR

 0.79%

                                                              MANAGEMENT FEES
                                                              As of December 31,
                                                              2003, SaBAM managed
                                                              approximately
                                                              $70 billion of assets.



-------------------------------------------------------------------------------------

Citigroup Global Markets Inc., a registered broker-dealer     DISTRIBUTOR
and an affiliate of the manager, serves as the fund's
distributor.

In addition, the fund's distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as 'revenue sharing payments.' The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


                Salomon Brothers Variable Series Funds Inc - 10

During the period from 1997 - 1999, Citicorp Trust Bank, fsb  RECENT
('Citicorp Trust'), an affiliate of Citigroup Asset           DEVELOPMENTS
Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's
investment manager and other investment advisory companies.
Citicorp Trust hired a subcontractor to perform some of the
transfer agent services. The subcontractor, in exchange,
signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking
revenue to a CAM affiliate. The sub-contractor's business
was later taken over by PFPC Inc. in 1999, and at that time
the revenue guarantee was eliminated and a one-time payment
was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


                Salomon Brothers Variable Series Funds Inc - 11

--------------------------------------------------------------------------------
 SHARE TRANSACTIONS


 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the
                         purpose of funding variable annuity and variable life
 Individuals may not     insurance contracts and to certain qualified pension and
 purchase shares         retirement plans. The variable insurance products and
 directly from the       qualified plans may or may not make investments in the fund
 fund. You should read   described in this prospectus. Shares of the fund are sold at
 the prospectus for      net asset value.
 your insurance
 company's variable      The interests of different variable insurance products and
 contract to learn how   qualified plans investing in the fund could conflict due to to purchase a variable  differences of tax treatment and other considerations. The
 contract based on the   fund currently does not foresee any disadvantages to
 fund.                   investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity
                         and variable life products and to qualified plans.
                         Nevertheless, the board of directors intends to monitor
                         events to identify any material irreconcilable conflicts
                         which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in the fund and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.

                         The fund also offers Class II shares, which are subject to a distribution fee and are offered through a separate
                         prospectus to holders of certain variable annuity and
                         variable life insurance contracts.

                         Certain insurance companies may have selected, and the
                         distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher
                         fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
-------------------------------------------------------------------------------------

 REDEMPTION OF           Redemption requests may be placed by separate accounts of
 SHARES                  participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption
                         request in good order but in no event later than 7 days
                         following receipt of instructions. The fund may suspend
                         sales or postpone payment dates during any period in which any of the following conditions exist:

                          The New York Stock Exchange ('NYSE') is closed;
                          Trading on the NYSE is restricted;
                          An emergency exists as a result of which disposal by the
                          fund of securities is not reasonably practicable or it is
                          not reasonably practicable for the fund to fairly determine the value of its net assets; or
                          As permitted by a Securities and Exchange Commission order in extraordinary circumstances.


                Salomon Brothers Variable Series Funds Inc - 12

 EXCESSIVE               Excessive trading of fund shares can harm the fund and its
 EXCHANGE                shareholders. However, the fund's shares are offered
 TRANSACTIONS            exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has
                         little or no access to the records of individual contract
                         holders. The fund is dependent on the ability of the
                         insurance company sponsors of these Separate Accounts to
                         limit excessive trading of fund shares. There can be no
                         assurance that excessive trading in the fund's shares will not occur.
-------------------------------------------------------------------------------------

 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London Stock Exchange closes, which is 12 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance
                         company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from
                         its underlying account holders before the NYSE closes. If
                         the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will
                         receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund's transfer
                         agent before the transfer agent's close of business.


                Salomon Brothers Variable Series Funds Inc - 13

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES


  The fund has elected to be treated, and intends to qualify each year, as a 'regulated investment company' under Subchapter M of the Internal
  Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Internal Revenue
  Code. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

  The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:
------------------------------------------------------------------------

  FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM
------------------------------------------------------------------------

  Total Return Fund           annually        annually         both

                                                                          DIVIDENDS AND
                                                                          DISTRIBUTIONS

                                                                          Annual distributions of
                                                                          income and capital gain
                                                                          are made at the end of
                                                                          the year in which the
                                                                          income or gain is
                                                                          realized, or the
                                                                          beginning of the next
                                                                          year.


                Salomon Brothers Variable Series Funds Inc - 14

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


 The financial highlights table is intended to help you understand the performance of the fund's Class I share for the past 5 years. Certain information reflects financial results for a single Class I share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class I share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).


 For a Class I share of capital stock outstanding throughout each period ended December 31:


                                                                           TOTAL RETURN FUND
--------------------------------------------------------------------------------------------------------------------------
                                                            2003         2002(1)        2001          2000          1999
--------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR                        $  9.53       $ 10.39       $ 10.70       $ 10.23       $ 10.40
                                                           -------       -------       -------       -------       -------
 INCOME (LOSS) FROM OPERATIONS:
   Net investment income (2)                                  0.17          0.19          0.22          0.34          0.24
   Net realized and unrealized gain (loss)                    1.35         (0.90)        (0.31)         0.47         (0.16)
                                                           -------       -------       -------       -------       -------
 Total Income (Loss) From Operations                          1.52         (0.71)        (0.09)         0.81          0.08
                                                           -------       -------       -------       -------       -------
 LESS DISTRIBUTIONS FROM:
   Net investment income                                     (0.17)        (0.15)        (0.22)        (0.34)        (0.24)
   Net realized gains                                        (0.13)        --            --            --            (0.00)*
   Capital                                                   --            --            --            --            (0.01)
                                                           -------       -------       -------       -------       -------
 Total Distributions                                         (0.30)        (0.15)        (0.22)        (0.34)        (0.25)
                                                           -------       -------       -------       -------       -------
 NET ASSET VALUE, END OF YEAR                              $ 10.75       $  9.53       $ 10.39       $ 10.70       $ 10.23
                                                           -------       -------       -------       -------       -------
                                                           -------       -------       -------       -------       -------
 TOTAL RETURN (3)                                            15.92%        (6.87)%       (0.80)%        7.90%         0.78%
 NET ASSETS, END OF YEAR (000S)                            $89,950       $81,976       $37,886       $25,600       $17,584
 RATIOS TO AVERAGE NET ASSETS:
   Total Expenses (2)(4)                                      1.00%         1.00%         1.01%         1.00%         1.00%
   Net investment income                                      1.60%         1.94%         2.43%         3.84%         3.50%
 PORTFOLIO TURNOVER RATE                                        30%           16%           23%           34%           63%


               --------------------------------------------------

 (1) Per share amounts have been calculated using the monthly average shares method.

 (2) SaBAM has waived all or a part of its management fee for the five years ended December 31, 2003. If such fees were not waived, the per share decrease to net investment income and the actual expense ratio would have been as follows:



                                                                                      EXPENSE RATIOS (INCLUDING
                                                                   DECREASE TO            INTEREST) WITHOUT
                                                              NET INVESTMENT INCOME      FEE WAIVERS AND/OR
                                                                    PER SHARE           EXPENSE REIMBURSEMENT
                                                                    ---------           ---------------------
 2003.......................................................          $0.00*                    1.01%
 2002.......................................................           0.00*                    1.01
 2001.......................................................           0.01                     1.15
 2000.......................................................           0.03                     1.34
 1999.......................................................           0.05                     1.65



 (3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SaBAM to limit total fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.


 (4) As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 1.00%.

  * Amount represents less than $0.01 per share.




                Salomon Brothers Variable Series Funds Inc - 15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------

                               Total Return Fund
                                    Class I

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

  You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


(Investment Company Act file no. 811-08443)

SBVTOTAL

                         Salomon Brothers

                    VARIABLE SERIES FUNDS INC

                            Prospectus

                        Total Return Fund
                            Class II

                         April 29, 2004

                     ----------------------
                        SALOMON BROTHERS
                     ----------------------
                           ASSET MANAGEMENT

The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


                               Fund goals, strategies and risks............................    2
                               More on the fund's investments..............................    5
                               Management..................................................   10
                               Share transactions..........................................   12
                               Dividends, distributions and taxes..........................   14
                               Financial highlights........................................   15


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Series Funds Inc - 1

--------------------------------------------------------------------------------
 TOTAL RETURN FUND
 FUND GOALS, STRATEGIES AND RISKS


 INVESTMENT              The fund seeks to obtain above-average income (compared to a
 OBJECTIVE               portfolio entirely invested in equity securities). The
                         fund's secondary objective is to take advantage of
                         opportunities to achieve growth of capital and income. These objectives may be changed without shareholder approval.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The fund varies its allocations between equity and fixed income securities depending on the manager's view of economic and market
                         conditions, fiscal and monetary policy and security values.
                         However, under normal market conditions at least 40% of the fund's assets are allocated to equity securities.

                         CREDIT QUALITY: The fund's investments in fixed income
                         securities are primarily investment grade but the fund may invest up to 20% of its assets in nonconvertible fixed
                         income securities rated below investment grade by a
                         recognized rating agency, or in unrated securities of
                         equivalent quality. Securities rated below investment grade are commonly referred to as 'junk bonds.'

                         MATURITY: The fund's investments in fixed income securities may be of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting stocks for investment, the manager applies a
 MANAGER                 bottom-up analysis, focusing on companies with:
 SELECTS THE
 FUND'S                   Large market capitalizations.
 INVESTMENTS              Favorable dividend yields and price to earnings ratios.
                          Stocks that are less volatile than the market as a whole.
                          Strong balance sheets.
                          A catalyst for appreciation and restructuring potential,
                          product innovation or new development.

                         The manager considers both macroeconomic and issuer specific factors in selecting debt securities for its portfolio. In assessing the appropriate maturity, rating and sector
                         weighting of the fund's portfolio, the manager considers a variety of macroeconomic factors that are expected to
                         influence economic activity and interest rates. These
                         factors include fundamental economic indicators, Federal
                         Reserve monetary policy and the relative value of the U.S.
                         dollar compared to other currencies. Once the manager
                         determines the preferable portfolio characteristics, the
                         manager selects individual securities based upon the terms of the securities (such as yields compared to U.S.
                         Treasuries or comparable issues), liquidity and rating,
                         sector and issuer diversification. The manager also employs fundamental research and due diligence to assess an
                         issuer's:

                          Credit quality taking into account financial condition and profitability.
                          Future capital needs.
                          Potential for change in rating and industry outlook.
                          Competitive environment and management ability.


                 Salomon Brothers Variable Series Funds Inc - 2

 PRINCIPAL RISKS         While investing in a mix of equity and debt securities can
 OF INVESTING IN         bring added benefits, it may also involve additional risks.
 THE FUND                Investors could lose money in the fund or the fund's
                         performance could fall below other possible investments if any of the following occurs:

                          U.S. stock markets decline or perform poorly relative to
                          other types of investments.
                          An adverse event, such as an unfavorable earnings report,
                          negatively affects the stock price of a company in which the fund invests.
                          Large capitalization stocks or growth stocks fall out of
                          favor with investors.
                          The manager's judgment about the attractiveness, growth
                          prospects or potential appreciation of a particular sector or security proves to be incorrect.

                         The fund also has risks associated with investing in bonds.
                         The fund could underperform other investments if:

                          Interest rates go up, causing the prices of fixed income
                          securities to decline and reducing the value of the fund's investments.
                          The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its
                          credit rating downgraded.
                          During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than
                          scheduled, forcing the fund to reinvest in lower yielding
                          securities. This is known as call or prepayment risk.
                          During periods of rising interest rates, the average life of certain types of securities may be extended because of
                          slower than expected principal payments. This market effect may lock in a below market interest rate, increase the
                          security's duration and reduce the value of the security.
                          This market effect is known as extension risk.
-------------------------------------------------------------------------------------



                                                       [BAR GRAPH]
                                       Calendar year ended
                                           December 31           % Total Return
                                       -------------------       --------------
 PERFORMANCE*
 The bar chart indicates the risks of          1999                    0.78        TOTAL RETURN
 investing in the fund by showing              2000                    7.90        The bar chart shows the
 changes in the fund's performance             2001                   -0.80        performance of Class I
 from year to year. Past performance           2002                   -6.87        shares of the fund for
 does not necessarily indicate how             2003                   15.92        each of the calendar
 the fund will perform in the future.                                              years indicated. The
 QUARTERLY RETURNS: Highest:                                                       performance indicated
 10.43% in 2nd quarter 2003;                                                       does not reflect
 Lowest:  - 5.82% in 3rd quarter 2002                                              variable annuity or
                                                                                   life insurance contract
                                                                                   charges, which, if
                                                                                   included, would lessen
                                                                                   performance.



---------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE*

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE
 REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

----------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2003)

                 Inception Date      1 Year       5 Years         Since Inception

----------------------------------------------------------------------------------
 Fund                  2/17/98        15.92%        3.09%               3.63%
 S&P 500               2/17/98        28.67%       - 0.57%              2.91%

----------------------------------------------------------------------------------
 Citigroup Big         2/17/98        4.20%         2.91%               6.81%
 Index**

                                                                                        COMPARATIVE
                                                                                        PERFORMANCE
                                                                                        The table indicates the
                                                                                        risk of investing in
                                                                                        the fund by comparing
                                                                                        the average annual
                                                                                        total return for the
                                                                                        periods shown to that
                                                                                        of the Standard &
                                                                                        Poor's Index ('S&P 500
                                                                                        Index'), a broad based
                                                                                        unmanaged index of
                                                                                        widely held common
                                                                                        stocks and the
                                                                                        Citigroup Broad
                                                                                        Investment Grade Bond
                                                                                        Index ('Citigroup Big
                                                                                        Index'), a broad-based
                                                                                        unmanaged index of
                                                                                        corporate bonds. An
                                                                                        investor cannot invest
                                                                                        directly in an index.
                                                                                        The performance
                                                                                        indicated does not
                                                                                        reflect variable
                                                                                        annuity or life
                                                                                        insurance contract
                                                                                        charges, which, if
                                                                                        included, would lessen
                                                                                        performance.



 ----------
  * The returns shown in the bar chart and the performance table are for Class I shares of the fund (which are offered in a separate prospectus) because Class II shares were outstanding only as of June 6, 2003. Class I and Class II shares are invested in the same portfolio of securities. The returns for Class II shares would differ from those of Class I because Class II shares have higher expenses than Class I shares.
 ** The index was formerly called the Salomon Smith Barney Broad Investment
    Grade Bond Index.


                 Salomon Brothers Variable Series Funds Inc - 3

 FEE TABLE

-----------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

 Maximum sales charge on purchases                                 None
 Maximum deferred sales charge on redemptions                      None

-----------------------------------------------------------------------
 AVERAGE FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET
ASSETS)

          Management fees                                         0.80%

-----------------------------------------------------------------------
          Distribution and service (12b-1) fees                   0.25%

          Other expenses                                          0.20%

-----------------------------------------------------------------------
          Total annual fund operating expenses*                   1.25%

* The manager has voluntarily agreed to waive its management fee and/or reimburse the fund for certain expenses so that the fund's total annual operating expenses will not exceed 1.25%. The manager may discontinue this waiver and/or reimbursement at any time.

                                                                         FEES AND EXPENSES
                                                                         This table sets forth
                                                                         the fees and expenses
                                                                         you will pay if you
                                                                         invest in shares of the
                                                                         fund. This example does
                                                                         not reflect variable
                                                                         annuity or life
                                                                         insurance contract
                                                                         charges, which, if
                                                                         included, would
                                                                         increase the cost of
                                                                         your investment.






------------------------------------------------------------------------------------------------------------------

 EXAMPLE

-------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES           1 YEAR   3 YEARS   5 YEARS    10 YEARS

 Your costs would be                            $127     $397      $686       $1,511

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                       Your investment has a 5% return each year (the assumption of a 5%
                       return is required by the SEC for this example and is not a prediction of future performance)
                       Redemption of your shares at the end of the period

                                                                                           This example helps you
                                                                                           compare the cost of
                                                                                           investing in the fund
                                                                                           with other mutual
                                                                                           funds. Your actual cost
                                                                                           may be higher or lower.
                                                                                           This example does not
                                                                                           reflect variable
                                                                                           annuity or life
                                                                                           insurance contract
                                                                                           charges, which, if
                                                                                           included, would
                                                                                           increase the cost of
                                                                                           your investment.


                 Salomon Brothers Variable Series Funds Inc - 4

--------------------------------------------------------------------------------

 MORE ON THE FUND'S INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 The fund's investment     TOTAL RETURN FUND
 objective and its         The fund may invest up to 20% of its assets in
 principal investment      securities of foreign issuers.
 strategies and
 risks are described
 under 'Fund goals,
 strategies and risks.'


 This section provides
 additional information
 about the fund's
 investments and certain
 portfolio management
 techniques the fund may
 use to achieve its
 objective. Of course,
 there is no assurance
 that the fund will
 achieve its objective.
 More information about
 the fund's investments
 and portfolio
 management techniques,
 some of which entail
 risks, is included in
 the statement of
 additional information
 (SAI).



 Any policy or
 limitation for the fund
 that is expressed as a
 percentage of assets is
 considered only at the
 time of purchase of
 portfolio securities.
 The policy will not be
 violated if these
 limitations are
 exceeded after purchase
 because of changes in
 the market value of the
 fund's assets or for any
 other reason.

--------------------------------------------------------------------------------
 EQUITY INVESTMENTS        Subject to its particular investment policies, the
                           fund may invest in all types of equity securities.
                           Equity securities include common stocks traded on an
                           exchange or in the over-the-counter market, preferred
                           stocks, warrants, rights, convertible securities,
                           depositary receipts, trust certificates, limited
                           partnership interests, shares of other investment
                           companies and real estate investment trusts.
--------------------------------------------------------------------------------
 FIXED INCOME INVESTMENTS  Subject to its particular investment policies, the fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities,
                           Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S.
                           government, its agencies, authorities,
                           instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations;
                           and foreign governments

                 Salomon Brothers Variable Series Funds Inc - 5
                           and their political subdivisions. See 'Foreign and emerging market investments' and 'Sovereign government and supranational debt' below.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                           The fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest, but not both, on underlying pools of mortgages or government securities. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

                           The fund may also enter into mortgage dollar roll transactions to earn income. In these transactions, the fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.
--------------------------------------------------------------------------------


 CREDIT QUALITY            If a security receives different ratings, the fund
                           will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to over-the-counter derivatives contracts.


                 Salomon Brothers Variable Series Funds Inc - 6

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                            They have received a comparable short-term or other rating.
                            They are unrated securities that the manager
                            believes are of comparable quality to investment grade securities.
--------------------------------------------------------------------------------

 HIGH YIELD, LOWER         The fund may invest in fixed income securities that
 QUALITY SECURITIES        are high yield, lower quality securities rated by a
                           rating organization below its top four long-term
                           rating categories or unrated securities determined by
                           the manager to be of equivalent quality. The issuers
                           of lower quality bonds may be highly leveraged and
                           have difficulty servicing their debt, especially
                           during prolonged economic recessions or periods of
                           rising interest rates. The prices of lower quality
                           securities are volatile and may go down due to market
                           perceptions of deteriorating issuer creditworthiness
                           or economic conditions. Lower quality securities may
                           become illiquid and hard to value in down markets.
--------------------------------------------------------------------------------

 FOREIGN AND EMERGING      The fund may invest in foreign securities, including
 MARKET INVESTMENTS        emerging market issuers. Investing in foreign
                           issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country.
                           These risks may include:


                            Less information may be available due to less rigorous disclosure and accounting standards or regulatory practices.


                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable or the fund may have difficulty determining the fair value of its securities.


                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.
                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.
                            Economic, political and social developments may adversely affect the securities markets.
                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.
--------------------------------------------------------------------------------

 SOVEREIGN GOVERNMENT AND  The fund may invest in all types of fixed income
 SUPRANATIONAL DEBT        securities of governmental issuers in all countries,
                           including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.


                  Salomon Brothers Variable Series Funds Inc - 7

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.
                            Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
                            Participations in loans between emerging market governments and financial institutions.
                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
--------------------------------------------------------------------------------

 DERIVATIVES AND HEDGING   The fund may, but need not, use derivative contracts,
 TECHNIQUES                such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limits their use to hedging, including against the economic impact of adverse changes in the market value of its securities due to changes in stock market prices, currency exchange rates or interest rates. However, the fund may use derivatives for a variety of purposes including:

                            As a substitute for buying or selling securities. To increase the fund's return as a non-hedging strategy that may be considered speculative.

                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
--------------------------------------------------------------------------------

 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


                 Salomon Brothers Variable Series Funds Inc - 8

 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment objective. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's fee table in this prospectus but do detract from the fund's performance. The 'Financial highlights' section of this prospectus shows the fund's historical portfolio turnover rate.

--------------------------------------------------------------------------------

 INSURANCE REGULATION      The fund provides an investment vehicle for variable
                           annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies. Certain states have regulations concerning concentration of investments and purchase and sale of futures contracts, among other techniques. If these regulations are applied to the fund, the fund may be limited in its ability to engage in such techniques and to manage its investments with the greatest flexibility. It is the fund's intention to operate in material compliance with current insurance laws and regulations, as applied in each jurisdiction in which contracts or policies of separate accounts of participating insurance companies are offered.

                           The fund is also subject to asset diversification requirements promulgated by the U.S. Treasury. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities, each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances.


                Salomon Brothers Variable Series Funds Inc - 9

--------------------------------------------------------------------------------
 MANAGEMENT


Salomon Brothers Asset Management Inc ('SaBAM') is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 399 Park Avenue, New York, New York 10022. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's manager does not obtain or use materials inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



--------------------------------------------------------------------------

 PORTFOLIO MANAGER        SINCE       PAST 5 YEARS' BUSINESS EXPERIENCE
--------------------------------------------------------------------------

 George J. Williamson     July 1998   Director of the manager

                                                                                                 THE PORTFOLIO
                                                                                                 MANAGER
                                                                                                 The portfolio manager
                                                                                                 is primarily
                                                                                                 responsible
                                                                                                 for the day-to-day
                                                                                                 operation of the fund.




-------------------------------------------------------------------------------------
 ACTUAL MANAGEMENT FEE PAID DURING THE MOST RECENT FISCAL
 YEAR

 0.79%
                                                              MANAGEMENT FEES
                                                              As of December 31,
                                                              2003, SaBAM managed
                                                              approximately
                                                              $70 billion of assets.



-------------------------------------------------------------------------------------
Citigroup Global Markets Inc., a registered broker-dealer     DISTRIBUTOR
and an affiliate of the manager, serves as the fund's
distributor.
-------------------------------------------------------------------------------------




The fund has adopted a Rule 12b-1 distribution plan for       PLAN OF
Class II shares. Under the plan, Class II shares of the fund  DISTRIBUTION are subject to a distribution fee of 0.25% of the average
daily net assets of the Class. The plan allows Class II
shares of the fund to bear distribution fees in connection
with the sale and distribution of Class II shares. It also
allows the fund to pay for services to Class II
shareholders. This fee is an ongoing expense and over time
may cost you more than paying other types of sales charges.
In addition, the fund's distributor may make payments for
distribution and/or shareholder servicing activities out of
its past profits and other available sources. The
distributor may also make payments for marketing,
promotional or related expenses to dealers. The amount of
these payments is determined by the distributor and may be
substantial. The manager or an affiliate may make similar
payments under similar arrangements.
The payments described above are often referred to as
'revenue sharing payments.' The recipients of such payments
may include the fund's distributor and other affiliates of
the manager, broker-dealers, financial institutions and
other financial intermediaries through which investors may
purchase shares of the fund. In some circumstances, such
payments may create an incentive for an intermediary or its
employees or associated persons to recommend or sell shares
of the fund to you. Please contact your financial
intermediary for details about revenue sharing payments it
may receive.


                Salomon Brothers Variable Series Funds Inc - 10

During the period from 1997 - 1999, Citicorp Trust Bank, fsb  RECENT
('Citicorp Trust'), an affiliate of Citigroup Asset           DEVELOPMENTS
Management ('CAM'), entered the transfer agent business. CAM is the Citigroup business unit that includes the fund's
investment manager and other investment advisory companies.
Citicorp Trust hired a subcontractor to perform some of the
transfer agent services. The subcontractor, in exchange,
signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking
revenue to a CAM affiliate. The sub-contractor's business
was later taken over by PFPC Inc. in 1999, and at that time
the revenue guarantee was eliminated and a one-time payment
was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee agreement when the board of the fund and various other CAM-managed funds hired Citicorp Trust as transfer agent. Nor did CAM disclose the one-time payment to the boards of the CAM-managed funds when it was made.

CAM is taking corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the revenue guarantee agreement and the one-time payment. CAM is also conducting an independent review to verify that the transfer agency fees charged by Citicorp Trust were fair compared to competitive alternatives. CAM is strengthening its procedures in order to avoid similar situations in the future.

CAM has given this information to regulators and other government authorities, and understands that the SEC and the U.S. Attorney are investigating this situation.


                Salomon Brothers Variable Series Funds Inc - 11

--------------------------------------------------------------------------------
 SHARE TRANSACTIONS


 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the

                         purpose of funding variable annuity and variable life
                         insurance contracts and to certain qualified pension and
                         retirement plans. The variable insurance products and
                         qualified plans may or may not make investments in the fund described in this prospectus. Shares of the fund are sold at net asset value.
Individuals may not
purchase shares          The interests of different variable insurance products and
directly from the        qualified plans investing in the fund could conflict due to
fund. You should read    differences of tax treatment and other considerations. The
the prospectus for       fund currently does not foresee any disadvantages to
your insurance           investors arising from the fact that the fund may offer its
company's variable       shares to different insurance company separate accounts that
contract to learn how    serve as the investment medium for their variable annuity
to purchase a variable   and variable life products and to qualified plans.
contract based on the    Nevertheless, the board of directors intends to monitor
fund.                    events to identify any material irreconcilable conflicts
                         which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in the fund and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.
                         The fund also offers Class I shares through a separate
                         prospectus. Class I shares are not subject to a
                         distribution fee and are only available through certain
                         eligible insurance companies in connection with particular life insurance and/or annuity contracts.

                         Certain insurance companies may have selected, and the
                         distributor may have made available, fund share classes with service and distribution related fees that are higher than other available share classes. As a result of any higher
                         fees paid by investors in such share classes, the amount of fees that may otherwise need to be paid by the distributor or its affiliates to such insurance company would decrease.
-------------------------------------------------------------------------------------

 REDEMPTION OF SHARES    Redemption requests may be placed by separate accounts of
                         participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund or its agent of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded by bank wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption
                         request in good order but in no event later than 7 days
                         following receipt of instructions. The fund may suspend
                         sales or postpone payment dates during any period in which any of the following conditions exist:

                          The New York Stock Exchange ('NYSE') is closed;
                          Trading on the NYSE is restricted;
                          An emergency exists as a result of which disposal by the
                          fund of securities is not reasonably practicable or it is
                          not reasonably practicable for the fund to fairly determine the value of its net assets; or
                          As permitted by a Securities and Exchange Commission order in extraordinary circumstances.


                Salomon Brothers Variable Series Funds Inc - 12

 EXCESSIVE EXCHANGE      Excessive trading of fund shares can harm the fund and its
 TRANSACTIONS            shareholders. However, the fund's shares are offered
                         exclusively to insurance company Separate Accounts that fund certain insurance contracts, and the fund generally has
                         little or no access to the records of individual contract
                         holders. The fund is dependent on the ability of the
                         insurance company sponsors of these Separate Accounts to
                         limit excessive trading of fund shares. There can be no
                         assurance that excessive trading in the fund's shares will not occur.
-------------------------------------------------------------------------------------

 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the NYSE is open and when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London Stock Exchange closes, which is 12 noon
                         Eastern time. When market prices or quotations are not
                         readily available or are believed not to be reliable, the
                         fund may price those securities using fair value procedures approved by the fund's Board. The fund may also use fair
                         value procedures to price securities if it determines that a significant event occurs between the time at which a market price is determined but prior to the time at which the
                         fund's net asset value is calculated (for example, where
                         securities are primarily traded on a foreign exchange that has closed before the fund's net asset value is calculated).
                         A fund that uses fair value procedures to price securities may value those securities higher or lower than actual
                         market quotations or higher or lower than other funds using their own fair value procedures to price the same
                         securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by the fund could change on days when an insurance
                         company separate account or a qualified plan cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan, as agent for the fund, must receive the orders from
                         its underlying account holders before the NYSE closes. If
                         the NYSE closes early, the orders must be received prior to the actual closing time. Otherwise, the investor will
                         receive the next business day's price. The insurance company separate account or qualified plan must then transmit orders received prior to the NYSE close to the fund's transfer
                         agent before the transfer agent's close of business.


                Salomon Brothers Variable Series Funds Inc - 13

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES


  The fund has elected to be treated, and intends to qualify each year, as a 'regulated investment company' under Subchapter M of the Internal
  Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Internal Revenue
  Code. If a fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in that fund would not be treated as annuity, endowment or life insurance contracts under the Code.

  The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distributes capital gain, if any, as follows:
------------------------------------------------------------------------

  FUND                    INCOME DIVIDEND   CAPITAL GAIN   DISTRIBUTIONS
                           DISTRIBUTIONS    DISTRIBUTIONS   MOSTLY FROM
------------------------

  Total Return Fund           annually        annually         both

                                                                          DIVIDENDS AND
                                                                          DISTRIBUTIONS
                                                                          Annual distributions of
                                                                          income and capital gain
                                                                          are made at the end of
                                                                          the year in which the
                                                                          income or gain is
                                                                          realized, or the
                                                                          beginning of the next
                                                                          year.


                Salomon Brothers Variable Series Funds Inc - 14

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS


 The financial highlights table is intended to help you understand the performance of the fund's Class II shares since inception. Certain information reflects financial results for a single Class II share. Total return represents the rate that a shareholder would have earned (or lost) on the fund's Class II share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the fund's financial statements, are included in the annual report (available upon request).



 For a Class II share of capital stock outstanding throughout the period ended December 31:





                                                                   TOTAL RETURN FUND
------------------------------------------------------------------------------------
                                                                        2003(1)
------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                                   $ 10.37
                                                                        -------
 INCOME FROM OPERATIONS:
   Net investment income (2)                                               0.03
   Net realized and unrealized gain (loss)                                 0.63
                                                                        -------
 Total Income From Operations                                              0.66
                                                                        -------
 LESS DISTRIBUTIONS FROM:
   Net investment income                                                  (0.03)
   Net realized gains                                                     (0.13)
                                                                        -------
 Total Distributions                                                      (0.16)
                                                                        -------
 NET ASSET VALUE, END OF PERIOD                                         $ 10.87
                                                                        -------
                                                                        -------
 TOTAL RETURN (3)'DD'                                                      6.33%
 NET ASSETS, END OF PERIOD (000s)                                       $ 2,122
 RATIOS TO AVERAGE NET ASSETS'D':
   Expenses (2)(4)                                                         1.25%
   Net investment income                                                   1.25
 PORTFOLIO TURNOVER RATE                                                     30%



               --------------------------------------------------



 (1) For the period June 6, 2003 (inception date) to December 31, 2003.


 (2) SaBAM has waived all or a part of its management fees for the period ended December 31, 2003. If such fees were not waived, the per share decrease to net investment income and the actual annualized expense ratio would have been less than $0.00* and 1.29%, respectively.


 (3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by SaBAM to limit total fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated. Past performance is no guarantee of future results.


 (4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%


  * Amount represents less than $0.01.


  'DD' Total return is not annualized, as it may not be representative of the total return for the year.


  'D' Annualized.




                Salomon Brothers Variable Series Funds Inc - 15

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

--------------------------------------------------------------------------------
                               Total Return Fund
                                    Class II
--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

 You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by calling Salomon Brothers Asset Management Inc at 1-800-Salomon, or by writing the fund at 399 Park Avenue, New York, NY 10022.

 You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 1-202-942-8090. You can get the same reports and information free from the EDGAR Database on the Commission's Internet web site -- http://www.sec.gov.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-08443)

SBVTOTAL2

                                 April 29, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC

                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                                  800-725-6666



Salomon Brothers Variable Series Funds Inc (the 'Company') consists of Salomon Brothers Variable All Cap Fund ('All Cap Fund'), Salomon Brothers Variable High Yield Bond Fund ('High Yield Bond Fund'), Salomon Brothers Variable Investors Fund ('Investors Fund'), Salomon Brothers Variable Large Cap Growth Fund ('Large Cap Growth Fund'), Salomon Brothers Variable Small Cap Growth Fund ('Small Cap Growth Fund'), Salomon Brothers Variable Strategic Bond Fund ('Strategic Bond Fund') and Salomon Brothers Variable Total Return Fund ('Total Return Fund') (each, a 'fund' and collectively, the 'funds'). Each of the funds is an investment portfolio of the Company, an open-end investment company incorporated in Maryland on October 1, 1997.


Shares of the funds are sold only to: (i) separate accounts of Participating Insurance Companies to fund the benefits for Variable Annuity ('VA') contracts and Variable Life Insurance ('VLI') policies; and (ii) Qualified Pension and Retirement Plans ('Plans'). Accordingly, all references to 'shareholders' in each fund Prospectus refer to such Participating Insurance Companies and Plans and not to individual contract or policy holders or plan participants. Each of the funds, except All Cap Fund, is classified as a diversified fund under the Investment Company Act of 1940, as amended (the '1940 Act').


The Prospectuses indicate the extent to which each fund may purchase the instruments or engage in the investment activities described below. References herein to the investment manager means Salomon Brothers Asset Management Inc ('SaBAM').



This Statement of Additional Information ('SAI') is not a prospectus and is only authorized for distribution when preceded or accompanied by a fund's current Class I Prospectus or Class II Prospectus, each dated April 29, 2004 ('Prospectus'). This SAI supplements and should be read in conjunction with a fund's Prospectus, a copy of which may be obtained without charge by writing the Company at the above address, or by calling the toll-free telephone number, listed above.


                                    CONTENTS

Directors and Executive Officers of the Company.............    2
Investment Objectives and Investment Policies...............    9
Risk Factors................................................   39
Investment Limitations......................................   49
Portfolio Turnover..........................................   50
Portfolio Transactions......................................   51
Taxes.......................................................   54
Net Asset Value.............................................   56
Additional Purchase and Redemption Information..............   56
Investment Manager..........................................   57
Administrator...............................................   61
Distributor.................................................   62
Expenses....................................................   63
Custodian and Transfer Agent................................   63
Independent Accountants.....................................   63
Counsel.....................................................   63
Capital Stock...............................................   63
Financial Statements........................................   64
Appendix A -- Description of Ratings........................  A-1
Appendix B -- Proxy Voting Policies and Procedures..........  B-1

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Overall responsibility for management and supervision of the Company rests with the Company's Board of Directors (the 'Board'). The Directors approve all significant agreements between the Company and the companies that furnish services to the funds, including agreements with the Company's distributor, administrator, investment manager, custodian and transfer agent. The day-to-day operations of the Company are delegated to the Company's investment manager.


The Directors and executive officers of the Company are listed below. The address of each, unless otherwise indicated, is 125 Broad Street, New York, New York 10004. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SaBAM, the funds' investment manager, acts as investment adviser. 'Interested persons' of the Company (as defined in the 1940 Act) are indicated by a double asterisk.



                                                                                   NUMBER OF
                                            TERM OF                               PORTFOLIOS
                                            OFFICE                                  IN FUND
                                              AND                                   COMPLEX
                            POSITION(S)     LENGTH                                 OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)        BY           OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED*      DURING PAST 5 YEARS       DIRECTOR         HELD BY DIRECTOR
 ----------------------         ----        -------      -------------------       --------         ----------------
INDEPENDENT
DIRECTORS
Carol L. Colman            Director          Since    President of Colman             35        None
Colman Consulting Co.,                       1998       Consulting Co., Inc.
 Inc.
278 Hawley Road
North Salem, NY 10560
Age 58

Daniel P. Cronin ........  Director          Since    Formerly, Associate             32        None
24 Woodlawn Avenue                           1998       General Counsel of
New Rochelle, NY 10804                                  Pfizer, Inc.
Age 58

Leslie H. Gelb ..........  Director          Since    President Emeritus and          32        Director of 2 registered
The Council on Foreign                       2002       Senior Board Fellow,                       investment companies
 Relations                                              The Council on Foreign                     advised by Advantage
58 East 68th Street                                     Relations; formerly,                       Advisers, Inc.
New York, NY 10021                                      Columnist, Deputy                          ('Advantage').
Age 66                                                  Editorial Page Editor
                                                        and Editor, Op-Ed Page,
                                                        The New York Times

William R. Hutchinson .        Director      Since      President, W.R.               42           Director,
535 N. Michigan  Avenue                      2003       Hutchinson                                 Associated
Suite 1012                                              & Associates Inc;                          Banc-Corp.
Chicago, IL 60611                                       formerly,
Age 61                                                  Group Vice President,
                                                        Mergers and
                                                        Acquisitions,
                                                        BP p.l.c.

Dr. Riordan Roett .......  Director          Since    Professor and Director,         32        Director, The Latin
The Johns Hopkins                            2002       Latin American Studies                     America Equity Fund,
 University                                             Program, Paul H. Nitze                     Inc.
1740 Massachusetts Ave.                                 School of Advanced
NW                                                      International Studies,
Washington, D.C. 20036                                  The Johns Hopkins
Age 65                                                  University

                                                                                   NUMBER OF
                                            TERM OF                               PORTFOLIOS
                                            OFFICE                                  IN FUND
                                              AND                                   COMPLEX
                            POSITION(S)     LENGTH                                 OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)        BY           OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED*      DURING PAST 5 YEARS       DIRECTOR         HELD BY DIRECTOR
 ----------------------         ----        -------      -------------------       --------         ----------------
Jeswald W. Salacuse .....  Director          Since    Henry J. Braker Professor       32        Director of 2 registered
Tufts University                             2002       of Commercial Law and                      investment companies
The Fletcher School of                                  formerly, Dean, The                        advised by Advantage.
 Law & Diplomacy                                        Fletcher School of Law
160 Packard Avenue                                      & Diplomacy, Tufts
Medford, MA 02155                                       University
Age 66

INTERESTED
DIRECTOR
R. Jay Gerken** .........  Chairman          Since    Managing Director,              221       None
Citigroup Asset                President     2002       Citigroup Global
Management "CAM", CFA          and Chief                Markets Inc. ('CGM');
399 Park Avenue                Executive                Chairman, President and
New York, NY 10022             Officer                  Chief Executive Officer
Age 52                                                  of Smith Barney Fund
                                                        Management LLC
                                                        ('SBFM'), Travelers
                                                        Investment Adviser,
                                                        Inc. and Citi Fund
                                                        Management Inc.
                                                        ('CFM'); President and
                                                        Chief Executive Officer
                                                        of certain mutual funds
                                                        associated with
                                                        Citigroup Inc.
                                                        ('Citigroup');
                                                        Formerly, Portfolio
                                                        manager of Smith Barney
                                                        Allocation Series Inc.
                                                        (from 1996 to 2001) and
                                                        Smith Barney Growth and
                                                        Income Fund (from 1996
                                                        to 2000)


*  Each Director holds office for an indefinite term until the earlier of
   (1) the next meeting of shareholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) a Director resigns or his or her term as a Director is terminated in accordance with the Company's by-laws.


** Mr. Gerken is an 'interested person' of the Company as defined in the 1940
   Act because he is a director and/or officer of SaBAM or affiliates of SaBAM, the investment manager of each of the funds.

                                                                                   NUMBER OF
                                            TERM OF                               PORTFOLIOS
                                            OFFICE                                  IN FUND
                                              AND                                   COMPLEX
                            POSITION(S)     LENGTH                                 OVERSEEN
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)        BY           OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED*      DURING PAST 5 YEARS       DIRECTOR         HELD BY DIRECTOR
 ----------------------         ----        -------      -------------------       --------         ----------------
Andrew Beagley ..........  Vice President    Since    Director of CGM (since          N/A                  N/A
SaBAM                           and Chief    2002       2000); Director of
399 Park Avenue,               Anti-Money               Compliance, North
4th Floor                      Laundering               America, CAM (since
New York, NY 10022             Compliance               2000); Chief Anti-
Age 40                          Officer                 Money Laundering
                                                        Compliance Officer and
                                                        Vice President of
                                                        certain mutual funds
                                                        associated with
                                                        Citigroup; Director of
                                                        Compliance, Europe, the
                                                        Middle East and Africa,
                                                        CAM (from 1999 to
                                                        2000); Compliance
                                                        Officer, Salomon
                                                        Brothers Asset
                                                        Management Limited,
                                                        Smith Barney Global
                                                        Capital Management
                                                        Inc., Salomon Brothers
                                                        Asset Management Asia
                                                        Pacific Limited (from
                                                        1997 to 1999)

Alan Blake ..............  Executive         Since    Managing Director of            N/A                  N/A
SaBAM                      Vice              2002            SaBAM
399 Park Avenue,           President
4th Floor
New York, NY 10022
Age 53

James E. Craige, CFA ....  Executive         Since    Managing Director of            N/A                  N/A
SaBAM                      Vice               1995           SaBAM
399 Park Avenue,           President
4th Floor
New York, NY 10022
Age 37

John B. Cunningham ......  Executive         Since    Managing Director of            N/A                  N/A
SaBAM                      Vice               1998       SaBAM
399 Park Avenue,           President
4th Floor
New York, NY 10022
Age 39

Robert I. Frenkel .......  Secretary &       Since    Managing Director and           N/A                  N/A
SaBAM                      Chief              2003       General Counsel, of
300 First Stamford Place,  Legal                     Global Mutual Funds for
4th Floor                  Officer                 CAM and its predecessor
Stamford, CT 06902                                      (since 1994); Secretary
Age 48                                                  of CFM; Secretary and
                                                        Chief Legal Officer of
                                                        mutual funds associated
                                                        with Citigroup

John Goode ..............  Executive         Since    Managing Director of            N/A                  N/A
SaBAM                           Vice         2002       SaBAM
1 Sansome Street,               President
36th Floor
San Francisco, CA 94104
Age 59

Frances M. Guggino ......  Controller        Since    Vice President of CGM;          N/A                  N/A
Citigroup Global Markets                     2002       Controller of certain
Inc.                                                    mutual funds associated
125 Broad Street,                                       with Citigroup
New York, NY 10004
Age 45

                                            TERM OF                                NUMBER OF
                                            OFFICE                                PORTFOLIOS
                                              AND                                   IN FUND
                            POSITION(S)     LENGTH                                  COMPLEX
                             HELD WITH      OF TIME    PRINCIPAL OCCUPATION(S)    OVERSEEN BY      OTHER DIRECTORSHIPS
 NAME, ADDRESS, AND AGE         FUND        SERVED*      DURING PAST 5 YEARS       DIRECTOR         HELD BY DIRECTOR
 ----------------------         ----        -------      -------------------       --------         ----------------


Peter J. Hable ...............  Executive         Since     Managing Director of           N/A              N/A
SaBAM                           Vice President     2002       SaBAM
1 Sansome Street,
36th Floor
San Francisco, CA 94104
Age 45

Roger M. Lavan, CFA .....  Executive              Since     Managing Director of           N/A              N/A
SaBAM                      Vice President          1998       SaBAM
399 Park Avenue,
4th Floor
New York, NY 10022
Age 40

Beth A. Semmel, CFA .....  Executive              Since     Managing Director of           N/A              N/A
SaBAM                      Vice President          1998       SaBAM
399 Park Avenue,
4th Floor
New York, NY 10022
Age 43

Andrew B. Shoup .........  Treasurer***         Since 2003    Director of CAM; Senior        N/A              N/A
CAM                        Senior Vice                        Vice President and
125 Broad Street,          President and                      Chief Administrative
10th Floor                 Chief                              Officer of mutual funds
New York, NY 10004         Administrative                     associated with
Age 47                          Officer                       Citigroup; Treasurer of
                                                              certain mutual funds
                                                              associated with
                                                              Citigroup; Head of
                                                              International Funds
                                                              Administration of CAM
                                                              (from 2001 to 2003);
                                                              Director of Global
                                                              Funds Administration of
                                                              CAM (from 2000 to
                                                              2001); Head of U.S.
                                                              Citibank Funds
                                                              Administration of CAM
                                                              (from 1998 to 2000)

Peter J. Wilby, CFA .....  Executive              Since     Managing Director of           N/A              N/A
SaBAM                           Vice President     1998       SaBAM
399 Park Avenue,
4th Floor
New York, NY 10022
Age 45

George J. Williamson ....  Executive              Since     Managing Director of           N/A              N/A
SaBAM                           Vice President     1998       SaBAM
399 Park Avenue,
4th Floor
New York, NY 10022
Age 69


* Each officer is elected and appointed by the Directors and holds office until he or she resigns, is removed or is otherwise disqualified to serve.

For the calendar year ended December 31, 2003, the Directors of the funds beneficially owned equity securities of the funds of the Company within the dollar ranges presented in the table below:

                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                            DOLLAR RANGE OF             SECURITIES IN ALL REGISTERED
                                          EQUITY SECURITIES IN        INVESTMENT COMPANIES OVERSEEN BY
            NAME OF DIRECTOR                   EACH FUND         DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
            ----------------                   ---------         ------------------------------------------
INDEPENDENT DIRECTORS
Carol L. Colman.........................          None                         over $100,000
Daniel P. Cronin........................          None                         over $100,000
Leslie H. Gelb..........................          None                               $0
Dr. Riordan Roett.......................          None                        $10,001-$50,000
Jeswald W. Salacuse.....................          None                        $10,001-$50,000
William R. Hutchinson...................          None                         over $100,000

INTERESTED DIRECTOR
R. Jay Gerken...........................          None                         over $100,000

As of December 31, 2003, none of the Directors who are not 'interested persons' of the Fund, SaBAM or their affiliates within the meaning of the 1940 Act, and who are 'independent' as defined in the New York Stock Exchange listing standards ('Independent Directors'), nor their immediate family members, owned beneficially or of record any securities in the investment manager, SBFM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment manager or CGM.

The Board has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Ms. Colman, Messrs. Cronin, Gelb, Hutchinson and Salacuse and Dr. Roett.

In accordance with its written charter adopted by the Board, the Audit Committee the principal functions of the Audit Committee are to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors to the investment manager and any affiliated service providers if the engagement related directly to the Fund's operation and financial reporting. During each fund's most recent fiscal year, the Audit Committee met two times.

The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee did not meet during each fund's most recent fiscal year.

The following table shows the compensation paid by the Company and other SaBAM Mutual Funds to each director during the Company's last fiscal year. Mr. Gerken is not compensated for his services as a Director because of his affiliation with SaBAM. The Company does not pay retirement benefits to its directors and officers. Officers and interested Directors of the Company are compensated by CGM or one of its affiliates.

                                                                                         NUMBER OF
                                                                    COMPENSATION        PORTFOLIOS
                                                AGGREGATE           FROM COMPANY         FOR WHICH
                                               COMPENSATION           AND FUND        DIRECTOR SERVES
                                                   FROM                COMPLEX            WITHIN
               NAME OF PERSON                    COMPANY          PAID TO DIRECTORS    FUND COMPLEX
               --------------                    -------          -----------------    ------------
Carol L. Colman*.............................   $18,249.00            197,350.00               35
Daniel P. Cronin*............................    12,250.00            117,450.00               32
Leslie H. Gelb*..............................    10,003.00            111,150.00               32
Dr. Riordan Roett*...........................    15,253.00            163,300.00               32
Jeswald W. Salacuse*.........................    11,501.00            137,150.00               32
William R. Hutchinson*(1)....................     5,166.00            114,600.00               42

---------

*  Member of Audit Committee.

(1) Mr. Hutchinson was elected a Director of the Company on July 18, 2003.

At the end of the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During the Company's last fiscal year, aggregate compensation paid to Directors Emeritus was $5,376.

No officer, Director or employee of SaBAM or any of its affiliates receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an interested person a fee of $7,000 per annum plus $750 meeting. All Directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. The Company does not provide any pension or retirement benefits to Directors.

As of April 1, 2004, the Company's Directors and officers of each fund, as a group, owned less than 1% of the outstanding shares of common stock of the Company.

As of April 1, 2004, to the knowledge of the funds and the Board, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned of record more than 5% of the outstanding shares of a fund with the exception of the following:

                                   NAME & ADDRESS                                       % OF
FUND                       CLASS   ON ACCOUNT                                          SHARES
----                       -----   ----------                                          ------
All Cap Fund.............   I      IDS Life Insurance Corp.                             97.84%
                                   Separate Account AGI
                                   222 AXP Financial Center
                                   Minneapolis, MN 55474

Investors Fund...........   I      The Travelers Insurance Company                   37.18%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183
                                   The Travelers Insurance Company                   35.94%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183
                                   GE Life & Annuity Assurance Co.                  18.80%
                                   (GELAAC)
                                   Attn: Variable Accounting
                                   6610 W. Broad Street
                                   Richmond, VA 23230


                                                  (table continued on next page)

(table continued from previous page)

                                   NAME & ADDRESS                                       % OF
FUND                       CLASS   ON ACCOUNT                                          SHARES
----                       -----   ----------                                          ------
                            II
                                   Lincoln Benefit Life                                100.00%
                                   2940 S. 84th St.
                                   Lincoln, NE 68506-4142

Small Cap Growth Fund....    I     The Travelers Insurance Company                      66.80%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183
                                   The Travelers Insurance Company                      33.20%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

Total Return Fund........    I     The Travelers Insurance Company                      55.21%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183
                                   GE Life & Annuity Assurance Co.                      20.75%
                                   (GELAAC)
                                   Attn: Variable Accounting
                                   6610 W. Broad Street
                                   Richmond, VA 23230
                                   Ohio National Life Co.                                7.88%
                                   Attn: Dennis Taney
                                   P.O. Box 237
                                   Cincinnati, OH 45201-0237
                            II
                                   The Travelers Insurance Company                      93.36%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183
                                   The Travelers Insurance Company                       6.64%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

High Yield Bond Fund.....    I     The Travelers Insurance Company                      49.69%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183
                                   The Travelers Insurance Company                      39.20%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183


                                                  (table continued on next page)

(table continued from previous page)

                                   NAME & ADDRESS                                       % OF
FUND                       CLASS   ON ACCOUNT                                          SHARES
----                       -----   ----------                                          ------
                                   Nationwide Insurance Co.                              6.28%
                                   NWVA8
                                   C/O IPO Portfolio Accounting
                                   P.O. Box 182029
                                   Columbus, OH 43218-2029

                            II     Lincoln Benefit Life                                100.00%
                                   2940 S. 84th St.
                                   Lincoln, NE 68506-4142

Strategic Bond Fund......    I     GE Life & Annuity Assurance Co.                      51.97%
                                   (GELAAC)
                                   Attn: Variable Accounting
                                   6610 W. Broad Street
                                   Richmond, VA 23230
                                   The Travelers Insurance Company                      33.51%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183
                                   The Travelers Insurance Company                      11.08%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183

Large Cap Growth Fund....    I     The Travelers Insurance Co.                          63.38%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183
                                   The Travelers Insurance Co.                          23.23%
                                   Attn: Shareholder Accounting 6MS
                                   One Tower Square
                                   Hartford, CT 06183
                                   Citigroup Global Markets, Inc.                       13.39%
                                   Attn: Peter Booth
                                   333 West 34th Street, 7th Floor
                                   New York, NY 10001-2483


                 INVESTMENT OBJECTIVES AND INVESTMENT POLICIES

The investment objectives of each of the funds is non-fundamental and thus may be changed without shareholder approval.

ALL CAP FUND

General. In seeking capital appreciation, the All Cap Fund may purchase securities of seasoned issuers, relatively smaller and newer companies as well as in new issues and may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded. The fund will not concentrate its investments in any particular industry. In addition, the fund may invest up to 20% of the value of the fund's assets in securities of foreign issuers.

Investment Grade Debt Securities. The All Cap Fund intends to invest primarily in common stocks, or securities convertible into or exchangeable for common stocks, such as convertible preferred stocks or convertible debentures. To meet operating expenses and to meet anticipated redemption requests, the fund generally holds a portion of its assets in short-term fixed income securities

(government obligations or investment grade debt securities) or cash or cash equivalents. The fund's short-term investments may include repurchase agreements with banks or brokers-dealers. When management deems it appropriate, for temporary defensive purposes, the fund may invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by Standard & Poor's, a division of The McGraw-Hill Companies ('S&P') or Baa or better by Moody's Investor Services Inc. ('Moody's'), or if rated by other rating agencies or if unrated, securities deemed by SaBAM to be of comparable quality. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when SaBAM believes interest rates may decline. Certain risks associated with investment in debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are described in 'Risk Factors.'


Below Investment Grade Securities. The All Cap Fund from time to time may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of the fund's assets that can be invested in convertible securities rated below investment grade.

Repurchase Agreements and Borrowing. The All Cap Fund enters into repurchase agreements with respect to securities in which it may otherwise invest. In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the fund may borrow up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. In addition, the fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the fund's total assets. As a matter of operating policy, however, the fund will not secure borrowings by more than 10% of the value of the fund's total assets.

Prior to April 30, 2003, the All Cap Fund was known as Salomon Brothers Variable Capital Fund.

INVESTORS FUND

General. The primary investment objective of the Investors Fund is to seek long-term growth of capital. Current income is a secondary objective. The fund seeks to achieve its objectives primarily through investments in common stocks of well-known companies.


The Investors Fund will seek to retain flexibility in the management of its portfolio, without restrictions as to the proportion of assets which may be invested in any class of securities. It is anticipated that the fund's portfolio will generally consist of common and preferred stocks. The fund may purchase securities of companies located in foreign countries which SaBAM deems consistent with the investment objectives and policies of the fund, but not if upon such purchase more than 20% of the fund's net assets would be so invested.


The Investors Fund maintains a carefully selected portfolio of securities diversified among industries and companies. The fund may invest up to 25% of its net assets in any one industry. The fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange ('NYSE') or other national securities exchanges, but also issues traded in the over-the-counter ('OTC') market. The fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. The fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

Investment Grade Fixed Income Securities. Under normal conditions, the selection of common stock or securities convertible into common stock, such as convertible preferred stock or convertible debentures, with growth possibilities will be favored. Income-producing securities are a secondary consideration in portfolio selection. To meet operating expenses and to meet anticipated redemption requests, the fund generally holds a portion of its assets in short-term fixed-income securities (governmental obligations or investment grade debt securities) or cash or cash equivalents. The fund's short-term investments may include repurchase agreements with banks or broker/dealers. When management deems it appropriate, consistent with Investors Fund's secondary objective of current income, or during temporary defensive periods due to economic or market conditions, the fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. The types and characteristics of investment grade corporate debt securities and investment grade foreign debt securities which may be purchased by the fund are identical to those of Strategic Bond Fund. Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount, or when interest rates are expected to decline. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SaBAM to be of comparable quality. See Appendix A for a description of these ratings.


Certain risks associated with investment in debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are described in 'Risk Factors.'

Below Investment Grade Securities. The Investors Fund from time to time may invest up to 5% of its net assets in nonconvertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of Investors Fund's assets that can be invested in convertible securities rated below investment grade.

SMALL CAP GROWTH FUND


General. The Small Cap Growth Fund will seek to meet its objective by investing primarily in securities of companies with market capitalizations at the time of purchase similar to that of companies included in the Russell 2000 Index ('Small Cap Companies'). Under normal market conditions the Small Cap Growth Fund will invest at least 80% of its total assets in equity securities of Small Cap Companies (as defined by the Russell 2000 Growth Index) and related investments. The Small Cap Growth Fund also may invest up to 20% of its total assets in equity securities of foreign issuers. The Small Cap Growth Fund may continue to hold securities of a company whose market capitalization grows above the capitalization of a Small Cap Company subsequent to purchase if the company continues to satisfy the other investment policies of the Small Cap Growth Fund. If the Fund were to change its investment policy as to investing in 80% of its assets in equity securities of companies with small market capitalization and related investments, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.



The Small Cap Growth Fund will limit its purchases of non-convertible debt securities to investment grade obligations. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SaBAM to be of equivalent quality. See Appendix A for a description of such ratings.



To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Small Cap Growth Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SaBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Small Cap Growth Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Small Cap Growth Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.


The Small Cap Growth Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Small Cap Growth Fund may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Small Cap Growth Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Risk Factors.'

The Small Cap Growth Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Small Cap Growth Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Restricted Securities and Securities with Limited Trading Markets.' The Small Cap Growth Fund may purchase Rule 144A securities. The Small Cap Growth Fund's holdings of
Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Small Cap Growth Fund is currently authorized to use the various investment strategies referred to under 'Derivatives.' The Small Cap Growth Fund may invest in derivative contracts, including futures contracts. The Small Cap Growth Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission (the 'Commission'), the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies.

TOTAL RETURN FUND

General. The primary investment objective of the Total Return Fund is to obtain above average income (compared to a portfolio entirely invested in equity securities). The fund's secondary objective is to take advantage of opportunities for growth of capital and income. The Total Return Fund seeks to invest in a broad variety of securities, including equity securities, fixed-income securities and short-term obligations. The fund may vary the percentage of assets invested in any one type of security in accordance with the investment manager's view of existing and anticipated economic and market conditions, fiscal and monetary policy and underlying security values.

Equity Securities. Under normal market conditions, it is anticipated that at least 40% of the fund's total assets will be invested in equity securities. Equity securities include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of Depositary Receipts. Most of the equity securities purchased by the fund are expected to be traded on a stock exchange or in an over-the-counter market.

The Total Return Fund may invest up to 20% of its total assets in foreign securities (including American Depositary Receipts).

Repurchase and Reverse Repurchase Agreements. Total Return Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.


Fixed Income Securities. SaBAM will have discretion to invest in the full range of maturities of fixed-income securities. Generally, most of the fund's long-term debt investments will consist of 'investment grade' securities. Up to 20% of the fund's net assets may be invested in nonconvertible fixed income securities that are rated 'Ba' or lower by Moody's or 'BB' or lower by S&P or determined by SaBAM to be of comparable quality. There is no limit on the amount of Total Return Fund's assets that can be invested in convertible securities rated below investment grade.


HIGH YIELD BOND FUND

General. The High Yield Bond Fund's investment objective is to maximize total return, consistent with the preservation of capital. As a secondary objective, the fund will seek capital appreciation. The fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of high yield fixed-income securities rated in medium or lower rating categories or determined by SaBAM to be of comparable quality and related investments. If the Fund were to change its investment policy as to investing in 80% of its assets in high yield fixed-income securities and related instruments, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.


Investment Grade Securities. The High Yield Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund's objectives. The fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the investment manager, such a purchase is appropriate.


There may be times when, in SaBAM's judgment, conditions in the securities markets would make pursuing the fund's basic investment strategy inconsistent with the best interests of the fund's shareholders. At such times, the fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than 'Baa' by Moody's or 'BBB' by S&P, or of comparable quality. In addition, in order to maintain liquidity, the fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities (supported by varying degrees of credit but generally not backed by the full faith and credit of the U.S. Government); commercial paper of issuers rated, at the time of purchase, 'A-2' or better by S&P or 'P-2' or better by Moody's or which, in SaBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.



If at some future date, in SaBAM's opinion, adverse conditions prevail in the securities markets which makes the High Yield Bond Fund's investment strategy inconsistent with the best interests of the fund's shareholders, the fund may invest its assets without limit in high-quality short-term money market instruments.



Below Investment Grade Securities. The High Yield Bond Fund intends to invest, under normal market conditions, at least 80% of its assets in below investment grade securities (rated lower than 'Baa' by Moody's or 'BBB' by S&P), or in securities determined by SaBAM to be of comparable quality. The fund may invest up to 35% of its total assets in fixed-income securities of issuers located in emerging markets. Medium and low-rated and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher rated securities. Certain of the debt securities purchased by the fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be comparable to securities so rated. An investment in the fund should not be considered as a complete investment program.



In light of the risks associated with high yield debt securities, SaBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SaBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The High Yield Bond Fund's ability to achieve its investment objectives may be more dependent on SaBAM's credit analysis than would be the case if it invested in higher quality debt securities.

Foreign Securities and Sovereign Debt. The High Yield Bond Fund may invest up to 100% of its assets in securities of foreign issuers. Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the fund's assets that can be invested in non-dollar denominated securities. SaBAM anticipates that under current market conditions, a significant portion of the fund's assets will be invested in foreign securities. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the fund's exposure to a single market.


The investment manager will have discretion to select the range of maturities of the fixed-income securities in which the High Yield Bond Fund may invest. The investment manager anticipates that under current market conditions, the fund will have an average portfolio maturity of 10 to 15 years. However, the average portfolio maturity may vary substantially from time to time depending on economic and market conditions.

STRATEGIC BOND FUND


General. The Strategic Bond Fund's investment objective is to maximize total return, consistent with the preservation of capital. The fund invests, under normal circumstances, at least 80% of its assets in fixed income securities and related investments. The fund seeks to achieve its objectives by investing in a globally diverse portfolio of fixed-income investments and by giving SaBAM broad discretion to deploy the fund's assets among certain segments of the fixed-income market that SaBAM believes will best contribute to the achievement of the fund's objectives. At any point in time, SaBAM will deploy the fund's assets based on its analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. government obligations, investment grade domestic corporate debt, high yield domestic corporate debt securities, mortgage-backed securities and investment grade and high yield foreign corporate and sovereign debt securities. If the Fund were to change its investment policy as to investing in 80% of its assets in fixed income securities and related instruments, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change. SaBAM has entered into a subadvisory consulting agreement with its London based affiliate, Salomon Brothers Asset Management Limited ('SaBAM Limited'), pursuant to which SaBAM Limited will provide certain advisory services to SaBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the fund.



SaBAM will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of income and capital appreciation that can be achieved from a portfolio which is invested in these securities. In making this determination, SaBAM will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, SaBAM will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate foreign debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to foreign debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. SaBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The fund does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.



In addition, SaBAM will have discretion to select the range of maturities of the various fixed-income securities in which the fund invests. The weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions.

U.S. Government Obligations and Mortgage Backed Securities. The fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. Strategic Bond Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.


Equity Securities. The Strategic Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the fund's objectives. The fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in SaBAM's opinion such purchase is appropriate.



In order to maintain liquidity, the Strategic Bond Fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, 'A-2' or better by S&P or 'P-2' or better by Moody's or which, in SaBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.



Investment Grade Securities. The investment grade corporate debt securities and the investment grade foreign debt securities to be purchased by the fund are domestic and foreign debt securities rated within the four highest bond ratings of either Moody's or S&P, or, if unrated, deemed by SaBAM to be of equivalent quality. While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.



Below Grade Investment Securities. In pursuing the Strategic Bond Fund's investment objectives, the fund may invest predominantly in medium or lower-rated securities, commonly known as 'junk bonds.' Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the fund's investment manager does not anticipate investing in excess of 75% of the fund's assets in domestic and developing country debt securities that are rated below investment grade, the fund may invest a greater percentage in such securities when, in SaBAM's determination, the yield available from such securities outweighs their additional risks. SaBAM anticipates that under current market conditions, a significant portion of the fund's assets will be invested in such securities. By investing a portion of the fund's assets in securities rated below investment grade as well as through investments in mortgage securities and foreign debt securities, the investment manager expects to provide investors with a higher yield than a high-quality domestic corporate bond fund. Certain of the debt securities in which the fund may invest may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings.



In light of the risks associated with high yield corporate and sovereign debt securities, SaBAM will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. SaBAM will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the investment manager's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The fund's ability to achieve its investment objectives may be more dependent on SaBAM's credit analysis than would be the case if it invested in higher quality debt securities.



Foreign Securities and Sovereign Debt. The Strategic Bond Fund may invest up to 100% of its assets in securities of foreign issuers. Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the fund's assets that can be invested in non-dollar denominated securities. SaBAM anticipates that under current market conditions, a significant portion of the fund's assets will be invested in foreign securities. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the fund's exposure to a single market.



The Strategic Bond Fund may invest in high yield sovereign debt issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. The high yield sovereign debt securities in which the fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. SaBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the fund is not limited to investing in the debt of such countries. SaBAM anticipates that the fund's investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. SaBAM also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.


The Strategic Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The fund may also enter into mortgage 'dollar rolls.'

LARGE CAP GROWTH FUND


General. The Large Cap Growth Fund normally invests at least 80% of its total assets in equity securities of large capitalization companies that are dominant in their industries, global in scope and have a long-term history of performance and related investments. The Large Cap Growth Fund does have the flexibility, however, to invest the balance in companies with other market capitalizations. The Large Cap Growth Fund defines large market capitalization companies as those with market capitalization of $5 billion or more at the time of the Large Cap Growth Fund's investment. Companies whose capitalizations falls below this level after purchase will continue to be considered large capitalization companies for purposes of the 80% policy. If the Fund were to change its investment policy as to investing in 80% of its assets in equity securities of companies with large market capitalization and related instruments, the Fund's policy is to notify shareholders at least 60 days prior to implementing the change.


The Large Cap Growth Fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

Equity Securities. The Large Cap Growth Fund will normally invest at least 80% of its assets in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.

When-Issued Securities, Delayed-Delivery and Forward Commitment Transactions. The Large Cap Growth Fund may purchase securities on a 'when-issued' basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The Large Cap Growth Fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by the Large Cap Growth Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Large Cap Growth Fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the Large Cap Growth Fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund's books. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Foreign Securities. The Large Cap Growth Fund may invest in securities of foreign issuers directly or in the form of American Depository Receipts ('ADRs'), European Depository Receipts ('EDRs') or similar securities representing interests in the common stock of foreign issuers. Management intends to limit the fund's investment in these types of securities to 10% of the fund's net assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities.

Money Market Instruments. The Large Cap Growth Fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ('U.S. government securities'); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ('CDs') are short-term, negotiable obligations of commercial banks. Time deposits ('TDs') are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Repurchase Agreements. The Large Cap Growth Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ('repurchase agreements'). The fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund's manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the fund under the 1940 Act.


ADDITIONAL INVESTMENT STRATEGIES

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS (RULE 144A)

Each fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a fund were to assume substantial positions in securities with limited trading markets, the activities of the fund could have an adverse effect upon the liquidity and marketability of such securities and the fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a fund at times which otherwise might be considered to be disadvantageous so that the fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a fund should the fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Certain funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the 1933 Act. A fund's holdings of Rule 144A securities which are liquid securities will not be subject to the fund's applicable limitation on investments in illiquid securities.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the Commission stated that the ultimate responsibility for liquidity determinations is that of an investment company's Board of Directors. However, the Commission stated that the Board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the Board retains sufficient oversight. The Board of Directors of each fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews fund purchases and sales of Rule 144A securities.

All funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The funds will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. The funds may also purchase Rule 144A securities. The funds' holding of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

WARRANTS

Each of the funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

OTHER INVESTMENT COMPANIES

Each fund may invest in unaffiliated investment funds which invest principally in securities in which that fund is authorized to invest, in accordance with the limits of the 1940 Act. Each fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the fund's total assets may be invested in the securities of any one investment company. To the extent a fund invests in other investment funds, the fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees. A fund's investment in certain investment funds will result in special U.S. federal income tax consequences described under 'Taxes.'

FIXED INCOME SECURITIES

Changes in market yields will affect a fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. Because the High Yield Bond Fund and the Strategic Bond Fund will invest primarily in fixed-income securities and the Total Return Fund may from time to time invest in a substantial amount of fixed-income securities, the net asset value of these fund's shares can be expected to change as general levels of interest rates fluctuate. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

FLOATING AND VARIABLE RATE INSTRUMENTS

General. Certain funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SaBAM or the applicable subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.


Liquidity. Certain of the floating or variable rate obligations that may be purchased by a fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as 'not readily marketable' and therefore illiquid.

Limitations. A fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a fund's custodian subject to a sub-custodian agreement approved by such fund between that bank and the fund's custodian.

U.S. GOVERNMENT OBLIGATIONS

General. In addition to the U.S. Treasury obligations, a fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ('STRIPS'). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ('Ginnie Mae')); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ('Freddie Mac')). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

Bank obligations that may be purchased by a fund include CDs, banker's acceptances and fixed time deposits. A CD is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is

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
the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

ASSET-BACKED SECURITIES

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities acquired will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Strategic Bond Fund and the Total Return Fund may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a fund may invest in those new types of mortgage-backed securities that the investment manager believes may assist it in achieving its investment objective(s).

Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. A slower than expected prepayment rate may effectively change a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during

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periods of rising interest rates prepayments will most likely decline.
Reinvestment by a fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the fund's yield. Monthly interest payments received by the fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually.

GUARANTEED MORTGAGE PASS-THROUGH SECURITIES

The Total Return Fund and the Strategic Bond Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a fund and not to the purchase of shares of the fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or 'TBA' basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a fund may invest may include those issued or guaranteed by Ginnie Mae ('Ginnie Mae Certificates'), the Federal National Mortgage Association ('Fannie Mae Certificates') and Freddie Mac ('Freddie Mac Certificates').

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ('FHA Loans') or Veterans' Administration Loans ('VA Loans') and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith

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
and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans;
(v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

ADJUSTABLE RATE MORTGAGE SECURITIES

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or 'cap rates') for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. Also, a fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

PRIVATELY-ISSUED MORTGAGE SECURITIES

The Total Return Fund and the Strategic Bond Fund may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, Savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from

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
ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS PASS-THROUGH SECURITIES

The Strategic Bond Fund may invest in collateralized mortgage obligations ('CMOs'). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as 'mortgage assets'). Multi-class pass-through securities are interests in a trust composed of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through securities. Payments of principal and of interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a 'tranche,' is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the mortgage assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the mortgage assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Strategic Bond Fund has no present intention to invest in CMO residuals. The market for CMOs may be less liquid than the market for other securities. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

The Strategic Bond Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ('PAC Bonds'). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

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
STRIPPED MORTGAGE SECURITIES

The Strategic Bond Fund may purchase stripped mortgage securities which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including Savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ('IO' or interest only), while the other class will receive all of the principal ('PO' or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as super POs and levered IOs which are more volatile than POs and IOs. Risks associated with instruments such as super POs are similar in nature to those risks related to investments in POs. Risks connected with levered IOs are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the fund. See 'Taxes.'

MORTGAGE ROLLS

The Strategic Bond Fund and Total Return Fund may enter into mortgage 'dollar rolls' in which a fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale. A fund may only enter into covered rolls. A 'covered roll' is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a fund enters into a mortgage 'dollar roll,' it will establish a segregated account with its custodian bank in which it will maintain liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities.

INVERSE FLOATING RATE OBLIGATIONS

Certain funds may invest in inverse floating rate obligations, or 'inverse floaters.' Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the 'reference rate'). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as London Inter-Bank Offered Rate ('LIBOR') or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

ZERO COUPON AND PAYMENT-IN-KIND BONDS AND DEFERRED PAYMENT SECURITIES

The Total Return Fund, the High Yield Bond Fund and the Strategic Bond Fund may invest in zero coupon securities, payment-in-kind ('PIK') bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

HIGH YIELD SECURITIES

The High Yield Bond Fund and the Strategic Bond Fund may invest without limitation in domestic and foreign 'high yield' securities, commonly known as 'junk bonds.' The Investors Fund, the All Cap Fund, the Total Return Fund and Large Cap Growth Fund may invest without limitation in convertible securities of this type and up to 5%, 20%, 20% and 20%, respectively, of their net assets in non-convertible securities of this type.

High yield non-U.S. and U.S. corporate securities in which the applicable funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default or are in default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

A description of the ratings used by Moody's and S&P is set forth in Appendix A. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

High yield non-U.S. and U.S. corporate securities in which the applicable funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

SOVEREIGN DEBT

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the 'World Bank'), the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. A fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. See 'Risk Factors.' The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

BRADY BONDS

The High Yield Bond Fund and the Strategic Bond Fund also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Plan debt restructurings have been implemented in a number of countries, including:
Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity, (ii) the collateralized interest payments;
(iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the 'residual risk').

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

REPURCHASE AGREEMENTS

Each fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.


Each fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SaBAM based on guidelines established by the Board of Directors, are deemed creditworthy. SaBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the


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
term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a fund has purchased has decreased, the fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a fund.

REVERSE REPURCHASE AGREEMENTS

The Total Return Fund, the High Yield Bond Fund, the Strategic Bond Fund, the Small Cap Growth Fund, and Large Cap Growth Fund may enter into 'reverse' repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a fund enters into a reverse repurchase agreement, it will establish a segregated account of liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained, in accordance with procedures established by the Board of Directors. A fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a fund.

LOANS OF PORTFOLIO SECURITIES

Each of the funds may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the fund in an amount equal to a minimum of 100% of the market value of the securities lent. The fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the fund at any time. A fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a fund's shareholders and only in accordance with applicable rules and regulations.

Valuation of Securities. The value of securities loaned will be marked-to-market daily. Any securities that a fund may receive as collateral will not become a part of its portfolio at the time of the loan. In the event of a default by the borrower, the fund will, if permitted by law, dispose of such collateral except that the fund may retain any such part thereof that is a security in which the fund is permitted to invest. The fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by a fund may be invested in securities in which the fund is permitted to invest. Portfolio securities purchased with cash collateral are subject to possible depreciation. Voting rights may pass with the lending of portfolio securities. Loans of securities by a fund will be subject to termination at the fund's or the borrower's option. A fund may pay administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or a placing broker.

LOAN PARTICIPATIONS AND ASSIGNMENTS

The funds may invest in loan participations and assignments. The funds consider these investments to be investments in debt securities for purposes of the Prospectus and this SAI. Loan

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



participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing loan participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A fund will acquire loan participations only if the lender interpositioned between the fund and the borrower is determined by SaBAM to be creditworthy. When a fund purchases assignments from lenders, the fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.


Valuation. In valuing a loan participation or assignment held by a fund for which a secondary trading market exists, the fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a fund's loan participations and assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender; (ii) the current interest rate; (iii) period until next rate reset and maturity of the loan; (iv) recent prices in the market for similar loans; and (v) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See 'Net Asset Value.'

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Each fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

DERIVATIVES


A detailed discussion of derivatives that may be used by the investment manager on behalf of certain funds follows below. A fund is not obligated, however, to use any derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. 'Derivatives,' as used in each respective fund's Prospectus and this SAI, refers to interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter ('OTC') put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, collars, entering into equity swaps, caps, floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.


Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a fund's unrealized gains in the value of its

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
securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a fund's income or gain. A fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a fund to utilize derivatives successfully will depend on numerous factors including the investment manager's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a fund's portfolio securities.

A fund's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable regulations of the CFTC thereunder and the federal income tax requirements applicable to regulated investment companies which are not operated as commodity pools.

CURRENCY TRANSACTIONS. A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A fund may enter into currency transactions only with counterparties that the investment manager deems to be creditworthy.

A fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the fund, which will generally arise in connection with the purchase or sale of the fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies. Currency transactions are subject to risks different from other portfolio transactions, as discussed under 'Risk Factors.'

FUTURES CONTRACTS. A fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by

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
the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). None of the funds is a commodity pool, and each fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the marked-to-market value of the futures contract fluctuates.

A fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the fund (adjusted for the historical volatility relationship between the fund and the contracts) will not exceed the total market value of the fund's securities. In addition, the value of a fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

INTEREST RATE FUTURES CONTRACTS. A fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at the time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the fund from declining as much as it otherwise would have. A fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when the investment manager expects that interest rates may decline, a fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

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


At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.


OPTIONS. As indicated in each respective fund's Prospectus, in order to hedge against adverse market shifts or to increase income or gain, certain funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the fund is obligated as the writer of the option, it will own: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a fund writes is exercised, the fund will either (a) deposit with its custodian in a segregated account cash, cash equivalents, U.S. government securities or other high grade liquid debt obligations having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described in each respective fund's Prospectus.


In all cases except for certain options on interest rate futures contracts, by writing a call, a fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the fund's obligation as writer of the option continues. By writing a put, a fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the fund's obligation as writer of the option continues. Upon the exercise of a put option written by a fund, the fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a fund, the fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the fund and the fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, or must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in

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
interest rates. By writing a covered call option on interest rate futures contracts, a fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a fund will limit its opportunity to profit from a rise in interest rates.

A fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A fund may enter into a closing purchase transaction in which the fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a fund choose to exercise an option, the fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many derivatives involving options require segregation of fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

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
OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the fund or will increase the fund's income. Similarly, the sale of put options can also provide gains for a fund.

A fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a fund must be 'covered' (that is, the fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the fund will receive the option premium to help protect it against loss, a call sold by a fund will expose the fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the fund to hold a security or instrument that it might otherwise have sold.

A fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the fund's investment objective and the restrictions set forth herein.

A fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(A) OPTIONS ON STOCKS AND STOCK INDICES. A fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the fund. In addition, the fund may purchase options on stocks that are traded OTC. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the NYSE Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

    If the investment manager expects general stock market prices to rise, a fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a fund's portfolio may also be expected to decline, but that decrease would

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
    be offset in part by the increase in the value of the fund's position in such put option or futures contract.

(B) OPTIONS ON CURRENCIES. A fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain.

(C) OPTIONS ON FUTURES CONTRACTS. A fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the fund. If the fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

INTEREST RATE AND EQUITY SWAPS AND RELATED TRANSACTIONS. Certain funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the fund's custodian in accordance with procedures established by the Board of Directors. If a fund enters into an interest rate or equity swap on other than a net basis, the fund will maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. A fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager

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
deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction.

Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the fund's obligations with respect to the caps, floors or collars.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a fund may depend, among other things, on the fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so.

INDEXED SECURITIES. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

COMBINED TRANSACTIONS. A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund management objective.

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
USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Use of many derivatives by a fund will require, among other things, that the fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a fund, for example, will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a fund will require the fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to the fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the fund's obligations.

OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

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
                                  RISK FACTORS

RULE 144A SECURITIES

To the extent that liquid Rule 144A securities that a fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a fund's assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards of Directors, will monitor fund investments in Rule 144A securities and will consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

FIXED INCOME SECURITIES

Many fixed income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a fund may realize a capital loss on its investment if the security was purchased at a premium and a fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the fund.

BANK OBLIGATIONS

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.


Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See 'Risk Factors.' None of the funds will purchase bank obligations which SaBAM or the applicable sub-adviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a fund's investments, the effect may be to reduce the income received by the fund on such investments.


ASSET-BACKED SECURITIES

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

MORTGAGE-BACKED SECURITIES

Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. When interest rates rise, the value and liquidity of mortgage-backed securities may decline sharply and generally will decline more than would be the case with other fixed income securities; however, when interest rates decline, the value of mortgage-backed securities may not increase as much as other fixed-income securities due to the prepayment feature. Certain market conditions may result in greater than expected volatility in the prices of mortgage-backed securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage-backed securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

INVERSE FLOATING RATE OBLIGATIONS

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

HIGH YIELD SECURITIES

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a fund holding such securities to dispose of particular portfolio investments, may adversely affect the fund's net asset value per share and may limit the ability of such a fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a fund's portfolio may become illiquid and the proportion of the fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

SOVEREIGN DEBT

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. See 'Risk Factors.' The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

PRIVATELY ISSUED MORTGAGE SECURITIES

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

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
FOREIGN SECURITIES

General. Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Emerging Market Countries. Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

Transaction Costs. Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on securities held by a fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. Moreover, brokerage commissions and other transactions costs on foreign securities exchanges are generally higher than in the United States.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. See 'High Yield Securities.'

Finally, in the event of a default in any such foreign obligations, it may be more difficult for a fund to obtain or enforce a judgment against the issuers of such obligations. Risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a fund's portfolio.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a fund and may have an adverse impact on the investment performance of a fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a fund's investments in certain foreign banks and other financial institutions.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a fund. For example, the fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for a fund, in which event the fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

BRADY BONDS

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

SECURITIES LENDING

A fund may have difficulty disposing of assignments and loan participations. Because the market for such instruments is not highly liquid, the funds anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a fund's ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.


The Board of Directors has adopted policies and procedures for the purpose of determining whether assignments and loan participations are liquid or illiquid. Pursuant to those policies and procedures, the Board of Directors has delegated to SaBAM the determination as to whether a particular loan participation or assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the loan participation or assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid assignments and loan participation that a fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a fund's assets invested in illiquid assets would increase. SaBAM, under the supervision of the Board of Directors, monitors fund investments in assignments and loan participations and will consider appropriate measures to enable a fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.


In the event of the bankruptcy of the other party to a securities loan, a fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a fund lent has increased, the fund could experience a loss.

SMALL CAPITALIZATION COMPANIES

Investments in small capitalization companies may involve greater risks and volatility than investments in larger companies. Small capitalization companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, reduced market liquidity for, and more abrupt or erratic price movements in, the trading of their shares, limited financial resources and less depth in management than more established companies. In addition, small capitalization companies may have difficulty withstanding competition from larger more established companies in their industries.

DERIVATIVES

Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses. Although a fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the fund that might result from an increase in value of the position. There is also the risk of loss by a fund of margin deposits in the event of bankruptcy of a broker with whom the fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the fund did not invest in options.


As is the case with futures and options strategies, the effective use of swaps and related transactions by a fund may depend, among other things, on a fund's ability to terminate the transactions at times when SaBAM deems it desirable to do so. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, a fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a fund's net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Derivatives Outside the United States. When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Options. A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the Commission, OTC options purchased by a fund and the amount of a fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Interest Rate and Equity Swap Transactions. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Because swaps and related transactions are bilateral contractual arrangements between a fund and counterparties to the transactions, the fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a fund does not, or cannot, terminate such a transaction in a timely manner, the fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a fund's risk of loss is the net amount of payments that the fund contractually is entitled to receive, if any. A fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

                             INVESTMENT LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: (i) the investment restrictions set forth below; and (ii) each fund's investment objective(s) as described in the applicable Prospectus, the other policies and percentage limitations referred to in this SAI and in the applicable Prospectus are not fundamental policies of the funds and may be changed by vote of the Board of Directors without shareholder approval.

If a percentage restriction on investment or utilization of assets set forth in this SAI or the applicable Prospectus is adhered to at the time a transaction is effected, a later change in percentage resulting from changing values will not be considered a violation.

INVESTORS FUND, TOTAL RETURN FUND, HIGH YIELD BOND FUND, STRATEGIC BOND FUND, LARGE CAP GROWTH FUND, AND SMALL CAP GROWTH FUND may not:

    (1) purchase securities of any issuer if the purchase would cause more than 5% of the value of each fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a fund, except that up to 25% of the value of each fund's total assets may be invested without regard to this restriction and provided that each fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund;

    (2) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the applicable fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (a fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that a fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund while such borrowings are outstanding); or

    (3) invest more than 25% of the total assets of each fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a fund), provided, however, that each fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such fund.

For purposes of investment limitations (1) and (3) above, both the borrower under a loan and the lender selling a participation will be considered an 'issuer.'

ALL CAP FUND may not:

    (1) borrow money, except as described under 'Investment Objective and Policies' and except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings; or

    (2) invest more than 25% of the total assets of the fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the fund), provided, however, that the fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as the fund.

Each fund may not:

    (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a fund's investment program may be deemed to be an underwriting;

    (2) purchase or sell real estate, although a fund may purchase and sell securities of companies which deal in real estate, may purchase and sell securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;


    (3) purchase or sell commodities or commodity contracts, except that a fund may engage in derivative transactions to the extent permitted by its investment policies as stated in its Prospectus and this SAI;


    (4) make loans, except that (a) a fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) a fund may enter into repurchase agreements with respect to portfolio securities,
    (c) a fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and
    (d) delays in the settlement of securities transactions will not be considered loans;

    (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization; or

    (6) issue any senior security except as permitted by the 1940 Act.


Each fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SaBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such fund. In such event, the fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.


                               PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a fund. See 'Portfolio Transactions.'


For reporting purposes, a Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the

Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Investment Manager deem it advisable to purchase or sell securities.



For the fiscal years ended December 31, 2002 and December 2003, the portfolio turnover rate for the Small Cap Growth Fund increased from 78% to 147%, as a result of the change in the portfolio managers of the fund and the subsequent rebalancing of the fund assets.


                             PORTFOLIO TRANSACTIONS

Subject to policy established by the Board of Directors, the investment manager is primarily responsible for each fund's portfolio decisions and the placing of the fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a fund may not necessarily be paying the lowest price available.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly increases its expenses as a fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for a fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a fund. Not all of these research services are used by the investment manager in managing any particular account, including the funds.


Under the 1940 Act, 'affiliated persons' of a fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. However, each fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act. The Board of each Fund has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings. For the fiscal year ended December 31, 2003, each of the funds indicated below directed brokerage transactions and commissions paid for research-related services as follows:



                                                     TOTAL DOLLAR AMOUNT OF      TOTAL DOLLAR AMOUNT OF
                                                     BROKERAGE TRANSACTIONS      BROKERAGE COMMISSIONS
                      FUND                        RELATED TO RESEARCH SERVICES    PAID ON TRANSACTIONS
                      ----                        ----------------------------   ----------------------
All Cap Fund....................................          $ 15,367,000                  $ 47,072
High Yield Bond Fund**..........................                     0                         0
Investors Fund..................................          $ 10,495,416                  $ 36,037
Large Cap Growth Fund...........................          $    696,770                  $  1,114
Small Cap Growth Fund...........................          $    188,349                  $  1,077
Strategic Bond Fund**...........................                     0                         0
Total Return Fund...............................                     0                         0

---------


** Fixed income funds do not generally pay brokerage commissions.


Each fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through 'affiliated broker/dealers,' as defined in the 1940 Act. The Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable Commission regulations.

For the fiscal years ended December 31, 2001, 2002 and 2003, the Funds paid aggregate brokerage commissions including affiliated brokerage commissions as follows:



                                                                                    % OF
                                        AGGREGATE            BROKERAGE           AGGREGATE
                                   BROKERAGE COMMISSION   COMMISSION PAID   BROKERAGE COMMISSION
                                           PAID               TO CGM            PAID TO CGM
                                           ----               ------            -----------
ALL CAP FUND
Year Ended December 31, 2001....        $  357,279            $ -0-                 -0-
Year Ended December 31, 2002....        $3,158,358            $ 8,091               0.25%
Year Ended December 31, 2003....        $  325,313            $ 8,410               2.59%

INVESTORS FUND
Year Ended December 31, 2001....        $  403,743            $ -0-                 -0-
Year Ended December 31, 2002....        $  697,406            $39,882               5.71%
Year Ended December 31, 2003....        $  408,607            $40,524               0.10%

TOTAL RETURN FUND
Year Ended December 31, 2001....        $   17,600            $ -0-                 -0-
Year Ended December 31, 2002....        $   69,432            $ -0-                 -0-
Year Ended December 31, 2003....        $    5,119            $ -0-                 -0-

HIGH YIELD BOND FUND
Year Ended December 31, 2001....        $     -0-             $ -0-                 -0-
Year Ended December 31, 2002....        $     -0-             $ -0-                 -0-
Year Ended December 31, 2003....        $      175            $ -0-                 -0-

STRATEGIC BOND FUND
Year Ended December 31, 2001....        $     -0-             $ -0-                 -0-
Year Ended December 31, 2002....        $     -0-             $ -0-                 -0-
Year Ended December 31, 2003....        $    2,238            $ -0-                 -0-

SMALL CAP GROWTH FUND
Year Ended December 31, 2001....        $   26,425            $ -0-                  -0-
Year Ended December 31, 2002....        $   74,633            $ -0-                  -0-
Year Ended December 31, 2003....        $  193,717            $ -0-                  -0-

LARGE CAP GROWTH FUND
Year Ended December 31, 2001....             N/A                N/A                  N/A
Year Ended December 31, 2002....        $       69            $ -0-                  -0-
Year Ended December 31, 2003....        $    5,847            $ -0-                  -0-

                                     TAXES

The following discussion is a brief summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in each fund's Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

TAXATION OF A FUND

Each fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a 'RIC') under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification as a RIC requires, among other things, that a fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades or businesses.

As a RIC, a fund will not be subject to federal income tax on its 'investment company taxable income' (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of the sum of its investment company taxable income and its net tax-exempt interest income, if any, for such taxable year. However, a fund would be subject to corporate income tax (currently at a maximum rate of 35%) on any undistributed net investment company taxable income and net capital gain.


If for any taxable year a fund does not qualify as a RIC, or fails to satisfy the 90% distribution requirement, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividend income to the extent of the fund's current and accumulated earnings and profits.



A fund will be subject to a non-deductible 4% excise tax to the extent that a fund does not distribute by the end of each calendar year an amount at least equal to the sum of: (a) 98% of its ordinary income for such calendar year;
(b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a fund that is subject to corporate tax will be considered to have been distributed by year-end. Each fund intends to make sufficient distributions to avoid imposition of both the corporate level tax and the excise tax.


A fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in PIK bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired) if the fund elects to accrue market discount on a current basis. These transactions may require the inclusion of income in advance of cash receipts. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a fund, such fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

A fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a fund and defer recognition of certain of a fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a fund to 'mark-to-market' certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a fund to recognize income or gain without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and to avoid both the corporate level tax and the 4% excise tax. Each fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

If a fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' (a 'QEF') under the Code, in lieu of the foregoing requirements, the fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the fund. Alternatively, the fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% distribution requirement and would be taken into account for purposes of the 4% excise tax.

Since the funds' shareholders are the separate accounts of Participating Insurance Companies and the Plans, no discussion is included herein as to the federal income tax consequences to VA contract holders, VLI policy holders and Plan Participants. For information concerning the federal income tax consequences to such holders, see the Prospectus for such contract or policy or the applicable Plan documents. VA contract holders, VLI policy holders and Plan Participants should consult their tax advisers about the application of the provisions of the tax law described in this statement of additional information in light of their particular tax situations.


Dividends. Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends paid from investment company taxable income are taxable as ordinary dividend income whether received in cash or reinvested in additional shares. Distributions from net capital gain which are designated as 'capital gain dividends' are taxable as long-term capital gain whether received in cash or reinvested in additional shares, and regardless of how long the shareholders have held their shares.


Diversification. Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be 'adequately diversified' as provided therein or in accordance with U.S. Treasury Regulations in order for the account to serve as the basis for VA contracts and VLI policies. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the diversification requirements. If a fund satisfies certain conditions, a segregated asset account owning shares of such fund will be treated as owning the account's proportionate share of each of the assets of the fund. Each fund intends to satisfy these conditions so that the shares of the fund owned by a segregated asset account of a Participating Insurance Company will be treated as adequately diversified.


Participating Insurance Companies and Plans should consult their tax advisers regarding specific questions as to federal, state or local taxes.


                                NET ASSET VALUE

In calculating net asset value, portfolio securities listed or traded on national securities exchanges are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. OTC securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the investment manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of each fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase Information. Each fund offers its Class I shares and Class II shares to the separate accounts of Participating Insurance Companies on a continuous basis. The offering price per share of each fund is equal to the net asset value per share at the time of purchase. Individuals may not place orders directly with the funds. See the Prospectus of the separate account of the Participating Insurance Company or the relevant Plan documents for more information on the purchase of fund shares and with respect to the availability for investment in each fund.

Payment of Securities. In addition to cash, the Funds may accept securities as payment for Fund shares at the applicable net asset value. Generally, the Fund will only consider accepting securities to increase its holdings in a portfolio security, or if management determines that the offered securities area a suitable investment for the Fund and in a sufficient amount for efficient management.

While no minimum has been established it is expected that a Fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A Fund may reject in whole or in part any or all offers to pay for purchases of Fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will value accepted securities in the same manner as it values its portfolio securities in determining a Fund's share price. A Fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of Fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Fund shares with securities involves certain delays while the Fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to the Fund except when authorized to do so and in accordance with specific instructions received from SaBAM.


Redemption Information. Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies and the Plans. Individuals may not place redemption orders directly with the funds. It is the responsibility of the Participating Insurance Company to properly transmit redemption requests in accordance with applicable requirements. VA contract holders and VLI policy holders and Plan Participants should consult their Participating Insurance Company in this regard. Redemption requests will be effected at the net asset value of each fund next determined after receipt of redemption instructions by such fund in proper form and in accordance with applicable requirements. The value of the shares redeemed may be more or less than their original cost, depending on each fund's then-current net asset value. No charges are imposed by the funds when shares are redeemed.

If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of a fund, such fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable.

Under the 1940 Act, a fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the Commission by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the Commission may permit. (A fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                               INVESTMENT MANAGER


Each fund retains SaBAM to act as its investment manager. SaBAM, a wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which is in turn wholly-owned by Citigroup Inc. ('Citigroup'), serves as the investment manager to numerous individuals and institutions and other investment companies.



The management contract between SaBAM and each respective fund provides that SaBAM shall manage the operations of the fund, subject to policy established by the Board of Directors ('Management Agreement'). Pursuant to the applicable Management Agreement, SaBAM manages each fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the fund's officers and directors regularly. SaBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each fund: Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for each fund; certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to each fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.

In connection with SaBAM's service as investment manager to the Strategic Bond Fund, since January 24, 2003, Citigroup Asset Management Limited ('CAM Ltd.'), whose business address is Citigroup Centre, Canada Square, London E14 5LB, U.K., provides certain advisory services to SaBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund, SaBAM pays CAM Ltd., as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SaBAM under its Management Agreement with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SaBAM shall allocate and divided by the current value of the net assets of the Strategic Bond Fund. Like SaBAM, CAM Ltd. is a wholly-owned subsidiary of Salomon Brothers Holding Company Inc. CAM Ltd. is registered with the Financial Services Authority in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940.

Prior to January 24, 2003, Salomon Brothers Asset Management Limited, an affiliate of SaBAM, provided the advisory services to SaBAM relating to currency transactions and investments in non-dollar denominted debt securities for the sole benefit of the Strategic Bond Fund.

Investment decisions for a particular fund are made independently from those of other funds or accounts managed by SaBAM and/or SaBAM Limited. Such other funds or accounts may also invest in the same securities as a fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a fund or the price paid or received by a fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.

As compensation for its services, SaBAM receives, on behalf of each fund, as described below, a monthly management fee, at an annual rate based upon the average daily net assets of the fund as follows: 0.70% for Investors Fund and Large Cap Growth Fund; 0.85% for All Cap Fund; 0.80% for Total Return Fund; 0.75% for High Yield Bond Fund, Strategic Bond Fund and Small Cap Fund.

Each of the Management Agreements has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's Board of Directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the fund's board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. The Board of the Company approved the continuation of the Management Agreements for each of the funds at a meeting held on July 17-18, 2003. In approving the continuation of the fund's Management Agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager and subadviser with respect to the fund. The Board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and management services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from broker-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Management Agreements were in the best interests of the funds and their shareholders. No single factor reviewed by the

Board was identified by the board as the principal factor in determining to renew the agreement with the manager. The Independent Directors were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).



Under the terms of the Management Agreements between each fund and SaBAM, neither SaBAM nor its affiliates shall be liable for losses or damages incurred by the fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on either the part of SaBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Agreement ('disabling conduct').


Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written Codes of Ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Company has adopted a Code of Ethics (the 'fund Code') that incorporates personal trading policies and procedures applicable to access persons of each fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the fund. In addition, the fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the investment manager and if applicable, any sub-adviser to each fund, which policies serve as such adviser's Code of Ethics (the 'Adviser Code'). The fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the fund and Adviser Codes require access persons to report all personal securities transactions periodically.


The Board has approved delegating proxy voting discretion to the investment manager believing that the investment manager should be responsible for voting because it is a matter relating to the investment decision making process. Attached as Appendix B is the summary of the guidelines and procedures that the investment manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the investment manager uses when a vote presents a conflict between the interests of each fund's shareholders, on the one hand, and those of the investment manager or any affiliated person of each fund or the investment manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the investment manager always endeavors to vote proxies relating to portfolio securities in accordance with each fund's investment objectives.



Effective August 31, 2004, information on how each fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge upon request, by calling 1-800-446-1013, and (2) on the Commission's website at http://www.sec.gov.

For the fiscal years ended December 31, 2001, 2002 and 2003, SaBAM has received the following amounts as management fees and has reimbursed the funds for expenses in the following amounts:



                                                       GROSS                  EXPENSES
                                                        FEES       WAIVER    REIMBURSED
                                                        ----       ------    ----------
ALL CAP FUND
Year Ended December 31, 2001.......................  $1,032,125   $ 24,386    $-0-
Year Ended December 31, 2002.......................  $1,619,178   $ -0-       $-0-
Year Ended December 31, 2003.......................  $1,811,629   $ -0-       $-0-
HIGH YIELD BOND FUND
Year Ended December 31, 2001.......................  $   87,335   $ 66,079    $-0-
Year Ended December 31, 2002.......................  $  124,798   $ 85,731    $-0-
Year Ended December 31, 2003.......................  $  224,722   $ 82,031    $-0-
INVESTORS FUND
Year Ended December 31, 2001.......................  $1,425,682   $ -0-       $-0-
Year Ended December 31, 2002.......................  $1,690,809   $ -0-       $-0-
Year Ended December 31, 2003.......................  $1,661,772   $ -0-       $-0-
STRATEGIC BOND FUND
Year Ended December 31, 2001.......................  $  275,352   $ 41,570    $-0-
Year Ended December 31, 2002.......................  $  477,998   $  7,121    $-0-
Year Ended December 31, 2003.......................  $  690,901   $ -0-       $-0-
TOTAL RETURN FUND
Year Ended December 31, 2001.......................  $  262,255   $ 45,710    $-0-
Year Ended December 31, 2002.......................  $  532,267   $ 11,338    $-0-
Year Ended December 31, 2003.......................  $  678,380   $ 11,967    $-0-
SMALL CAP GROWTH FUND
Year Ended December 31, 2001.......................  $   88,106   $ -0-       $-0-
Year Ended December 31, 2002.......................  $  131,091   $ -0-       $-0-
Year Ended December 31, 2003.......................  $  178,034   $ -0-       $-0-
LARGE CAP GROWTH FUND
Year Ended December 31, 2001.......................     N/A         N/A        N/A
Year Ended December 31, 2002.......................  $    4,540   $  4,540    $54,523
Year Ended December 31, 2003.......................  $   19,158   $ 19,158    $76,079

                                 ADMINISTRATOR

Smith Barney Fund Management LLC (the 'Administrator') provides certain administrative services to each fund. The services provided by the Administrator under the applicable administration agreement include certain accounting, clerical and bookkeeping services, State securities law ('Blue Sky') compliance, corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the Commission. Each fund pays the Administrator a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the applicable fund's average daily net assets. The Administrator delegated its responsibilities under the administration agreements to one of its affiliates. Prior to January 24, 2003, SaBAM, served as administrator to each fund. For the fiscal years ended December 31, 2001 and 2002, SaBAM received the following amounts for its administrative services:

                                                              ADMINISTRATION
                                                                FEES PAID
                                                                ---------
ALL CAP FUND
Year Ended December 31, 2001................................     $ 60,713
Year Ended December 31, 2002................................     $ 95,246
HIGH YIELD BOND FUND
Year Ended December 31, 2001................................     $  5,822
Year Ended December 31, 2002................................     $  8,320
INVESTORS FUND
Year Ended December 31, 2001................................     $101,834
Year Ended December 31, 2002................................     $120,772
STRATEGIC BOND FUND
Year Ended December 31, 2001................................     $ 18,357
Year Ended December 31, 2002................................     $ 31,867
TOTAL RETURN FUND
Year Ended December 31, 2001................................     $ 16,391
Year Ended December 31, 2002................................     $ 33,267
SMALL CAP GROWTH FUND
Year Ended December 31, 2001................................     $  5,874
Year Ended December 31, 2002................................     $  8,739
LARGE CAP GROWTH FUND
Year Ended December 31, 2001................................      N/A
Year Ended December 31, 2002................................     $    303

For the period from January 24, 2003 to December 31, 2003, the Administrator received the following amounts for its administrative services:

                                                              ADMINISTRATION
                                                                FEES PAID
                                                                ---------
ALL CAP FUND
Year Ended December 31, 2003................................     $106,569
HIGH YIELD BOND FUND
Year Ended December 31, 2003................................     $ 14,982
INVESTORS FUND
Year Ended December 31, 2003................................     $118,698
STRATEGIC BOND FUND
Year Ended December 31, 2003................................     $ 46,060
TOTAL RETURN FUND
Year Ended December 31, 2003................................     $ 42,399
SMALL CAP GROWTH FUND
Year Ended December 31, 2003................................     $ 11,869
LARGE CAP GROWTH FUND
Year Ended December 31, 2003................................     $  1,277

                                  DISTRIBUTOR

Citigroup Global Markets Inc. ('Citigroup Global Markets') (formerly Salomon Smith Barney Inc.) located at 388 Greenwich Street, New York, New York 10013, serves as each fund's distributor pursuant to a distribution agreement.

Rule 12b-1 promulgated under the 1940 Act (the 'Rule') provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a written plan adopted in accordance with the Rule. The Board of Directors of the Company has adopted a distribution plan with respect to Class II shares of each fund pursuant to the Rule (the 'Plan'). The Board has determined that there is a reasonable likelihood that the Plan will benefit each of the funds and their shareholders.

DISTRIBUTION FEES


Class II shares of the funds are authorized, pursuant to the Plan adopted pursuant to the Rule, to pay Citigroup Global Markets an annual distribution fee with respect to the Class II shares of each fund at the rate of 0.25% of the value of the average daily net assets attributable to the Class II shares. The distribution fee is paid to Citigroup Global Markets for remittance to selected Participating Insurance Companies to compensate for activities primarily intended to result in the sale of Class II shares.


The expenses incurred in connection with these activities include, but are not necessarily limited to, the costs of: printing and distributing a Prospectus, SAI and reports to existing and prospective VA contract and VLI policy holders and Plan Participants who invest in a fund; preparing, printing and distributing sales literature relating to a fund and including materials intended for use within the Participating Insurance Companies; holding seminars and sales meetings designed to promote distribution of Class II shares of a fund; obtaining information and providing explanations to VA contract and VLI policy holders and Plan Participants regarding fund investment objectives and policies and other information about a fund, including the performance of the fund; training sales personnel regarding a fund; compensation sales personnel in connection with the allocation of cash values and premiums of the VA contracts to a fund; personal service and/or maintenance of VA contracts and VLI policy holders' and Plan Participants' accounts with respect to Class II shares of a fund attributable to such accounts; and financing any other activity that the Board of Directors determines is primarily intended to result in the sale of Class II shares.


The Plan does not provide for payments to assist in the distribution of a fund's other class of shares. From time to time, Citigroup Global Markets may waive receipt of fees under the Plan while retaining the ability to be paid under the Plan thereafter. The fees payable to Citigroup Global Markets under the Plan and payments by Citigroup Global Markets to selected Participating Insurance Companies are payable only for the various costs incurred or paid by such Participating Insurance Companies in connection with the distribution of Class II shares of a fund.


A quarterly report of the amounts expended with respect to each fund under the Plan, and the purposes for which such expenditures were incurred, is presented to the Company's Board for its review In addition, each Plan provides that it may not be amended with respect to Class II shares of any fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that Class, and that other material amendments of the Plan must be approved by the Company's Board and by the Directors who are neither 'interested persons,' as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and its related agreements are subject to annual approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to Class II shares of a fund at any time, by majority vote of the Directors who are not 'interested persons' and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by the Company by vote of a majority of the shares of Class II shares of a fund.

                                    EXPENSES

Each fund's expenses include taxes, interest, fees and salaries of such fund directors and officers who are not directors, officers or employees of the fund's service contractors, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

                          CUSTODIAN AND TRANSFER AGENT

Custodian. State Street Bank and Trust Company, (the 'Custodian'), 225 Franklin Street, Boston, MA 02110, serves as each fund's custodian. The Custodian, among other things: maintains a custody account or accounts in the name of each fund; receives and delivers all assets for each fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each fund; and makes disbursements on behalf of each fund. The Custodian neither determines the funds' investment policies, nor decides which securities each fund will buy or sell. For these services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

Transfer Agent. PFPC Inc. (the 'transfer agent'), located at P.O. Box 9764, Providence, RI 02940-9764, serves as each fund's transfer agent. The transfer agent registers and processes transfers of the fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for each fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, the transfer agent receives a monthly fee computed separately for each fund and is reimbursed for out-of-pocket expenses.

Subject to approval by the Board of Directors, in certain instances where there is an omnibus account that represents numerous beneficial owners, a Fund may pay a sub-transfer agent fee to the omnibus account holder. The amount a Fund pays to the omnibus account holder will not exceed, on a per-beneficial owner basis, the amount the Fund would have paid to the transfer agent had the beneficial owners been direct shareholders in the Fund.


                            INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP ('PricewaterhouseCoopers') provides audit services, tax return preparation and assistance and consultation in connection with review of Commission filings. PricewaterhouseCoopers' address is 1177 Avenue of the Americas, New York, New York 10036.

                                    COUNSEL

Simpson Thacher & Bartlett LLP serves as counsel to each fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909.


Piper Rudnick LLP of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to each fund's Prospectus.

                                 CAPITAL STOCK

Pursuant to current interpretations of the 1940 Act, the fund anticipates that each Participating Insurance Company will solicit voting instructions from VA contract and VLI policy owners with respect to any matters that are presented to a vote of shareholders, and will vote shares in proportion to the voting instructions received. Plans will vote shares as required by applicable law and governing Plan documents.

As used in this SAI and each Prospectus, the term 'majority', when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Shares of each class of each fund are entitled to such dividends and distributions out of the assets belonging to that fund as are declared in the discretion of the Board of Directors. In determining the net asset value of a fund, assets belonging to a fund are charged with the direct liabilities in respect of that fund and with a share of the general liabilities of the investment company which are normally allocated in proportion to the relative net asset values of the respective funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of each fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the Company's charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular fund are conclusive.

                              FINANCIAL STATEMENTS

The Company's annual report for the fiscal year ended December 31, 2003 is incorporated herein by reference in its entirety.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

AAA -- Bonds which are rated 'Aaa' are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P'S CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of senior short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P'S COMMERCIAL PAPER RATINGS

A -- S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The four categories are as follows:

A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3 -- Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D -- Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such fund. Neither event will require a sale of such security by a fund. However, a fund's investment manager will consider such event in its determination of whether such fund should continue to hold the security. To the extent the ratings given by Moody's, or S&P may change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

    The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Investment Manager. The Investment Manager is part of CAM, a group of investment adviser affiliates of Citigroup. Along with the other investment advisers that comprise CAM. the Investment Manager has adopted a set of proxy voting policies and procedures (the 'Policies') to ensure that the Investment Manager votes proxies relating to equity securities in the best interest of clients.

    In voting proxies, the Investment Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Investment Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Investment Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Investment Manager of its responsibility for the proxy vote.

    In the case of a proxy issue for which there is a stated position in the Policies, the Investment Manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated positron set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio Investment Managers within the same business unit vote differently on the same issue.

    In furtherance of the Investment Manager's goal to vote proxies in the best interest of clients, the Investor Manager follows procedures designed to identify and address material conflicts that may arise between the Investment Manager's interests and those of its clients before voting proxies behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Investment Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Investment Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Investment Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Investment Manager in voting proxies. The Investment Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Investment Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Investment Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Investment Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Investment Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Investment Manager and certain other Citigroup business units.

    CAM maintains a Proxy Voting Committee, of which the Investment Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Investment Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Investment Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Investment Manager may vote proxies notwithstanding the existence of the conflict.

    If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                   SALOMON BROTHERS VARIABLE SERIES FUNDS INC
                                     PART C.
                                OTHER INFORMATION

ITEM 23. EXHIBITS:

EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------

  a(1)    --Articles of Incorporation of Registrant (filed as Exhibit 1 to
            Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

  a(2)    --Articles Supplementary and Articles of Amendment of Registrant
            (filed as Exhibit a(2) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A and incorporated by reference herein).


   b      --Registrant's By-Laws (filed as Exhibit b to Post-Effective Amendment
            No. 8 to the Registration Statement on Form N-1A and incorporated by reference herein).

   c      --None.

  d(1)    --Form of Management Contract between Registrant and Salomon Brothers
            Asset Management Inc relating to the Salomon Brothers Variable U.S. Government Income Fund (filed as Exhibit 5(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

  d(2)    --Form of Management Contract between Registrant and Salomon Brothers
            Asset Management Inc relating to the Salomon Brothers Variable High Yield Bond Fund (filed as Exhibit 5(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

  d(3)    --Form of Management Contract between Registrant and Salomon Brothers
            Asset Management Inc relating to the Salomon Brothers Variable Strategic Bond Fund (filed as Exhibit 5(c) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

  d(4)    --Form of Management Contract between Registrant and Salomon Brothers
            Asset Management Inc relating to the Salomon Brothers Variable Total Return Fund (filed as Exhibit 5(d) to Pre- Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------

  d(5)    --Form of Management Contract between Registrant and Salomon Brothers
            Asset Management Inc relating to the Salomon Brothers Variable Investors Fund (filed as Exhibit 5(f) to Pre- Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

  d(6)    --Form of Management Contract between Registrant and Salomon Brothers
            Asset Management Inc relating to the Salomon Brothers Variable
            All Cap Fund (filed as Exhibit 5(g) to Pre- Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

  d(7)    --Form of Management Contract between Registrant and Salomon Brothers
            Asset Management Inc relating to the Salomon Brothers Variable Small All Cap Fund (filed as Exhibit (d) to Post-Effective Amendment
            No. 3 to the Registration Statement on Form N-1A and incorporated by reference herein).

  d(8)    --Form of Subadvisory Consulting Agreement between Salomon Brothers
            Asset Management Inc and Salomon Brothers Asset Management Limited relating to the Salomon Brothers Variable Strategic Bond Fund (filed as Exhibit 5(h) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

  d(9)    --Form of Management Contract between Registrant and Salomon Brothers
            Asset Management Inc. relating to Salomon Brothers Variable Large Cap Growth Fund (filed as Exhibit d(11) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A and incorporated by reference herein).



 d(10)    --Form of Novation of Subadvisory Consulting Agreement by and among
            Salomon Brothers Asset Management Limited, and Citigroup Asset Management Limited (filed as Exhibit d(12) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A and incorporated by reference herein).


   e      --Distribution Agreement between Registrant and CFBDS. Inc. dated
            September 1, 1998 (filed as Exhibit (e) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

  e(1)    --Distribution Agreement between Registrant and Citigroup Global
            Markets Inc. (formerly Salomon Smith Barney Inc.) dated June 5, 2001 (filed as Exhibit e(1) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A and incorporated by reference herein).

   f      --None.

  g(1)    --Form of Custodian Agreement between Registrant and PNC Bank,
            National Association (filed as Exhibit 8(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

  g(2)    --Form of Custodian Agreement between Registrant and The Chase
            Manhattan Bank (filed as Exhibit 8(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

EXHIBIT
 NUMBER   DESCRIPTION
-------   -----------
  g(3)    --Form of Custodian Agreement between Registrant and State Street Bank and Trust Company (filed as Exhibit g(e) to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A and incorporated by reference herein).

  h(1)    --Form of Transfer Agency Agreement between Registrant and First Data
            Investors Services Group, Inc (filed as Exhibit 9(a) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

  h(2)    --Form of Administration Agreement between Registrant and Salomon
            Brothers Asset Management Inc (filed as Exhibit 9(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

  h(3)    --Form of Participation Agreement (filed as Exhibit 9(c) to
            Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).


  h(4)    --Form of Administration Agreement between Registrant and Smith Barney
            Fund Management LLC (filed as Exhibit h(4) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A and incorporated by reference herein).


   i      --Opinion and Consent of Counsel of Piper & Marbury L.L.P. as to the
            Legality of Securities Being Registered (filed as Exhibit 10 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

   j      --Consent of PricewaterhouseCoopers LLP (filed herewith).

   k      --None.

   l      --Share Purchase Agreement (filed as Exhibit 13(a) to Pre-Effective
            Amendment No. 1 to the Registration Statement on Form N-1A and incorporated by reference herein).

   m      --Form of 12b-1 Plan (filed as Exhibit m to Post-Effective Amendment
            No. 8 to the Registration Statement on Form N-1A and incorporated by reference herein).

   n      --Form of Multiclass Plan Pursuant to Rule 18f-3 under the Investment
            Company Act of 1940 (filed as Exhibit (n) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A and incorporated by reference herein).

  p(1)    --Registrant's Code of Ethics (filed as Exhibit p to Post-Effective
            Amendment No. 4 to the Registration Statement on Form N-1A and incorporated by reference herein).

  p(2)    --Code of Ethics of Salomon Smith Barney Inc. (North America), the
            Registrant's distributor (filed as Exhibit p(2) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A and incorporated by reference herein).

  p(3)    --Code of Ethics of Citigroup Asset Management Limited
            (filed as Exhibit p(3) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A and incorporated by reference herein).

OTHER EXHIBITS


     (a)(1) Power of Attorney for Leslie H. Gelb, Dr. Riordan Roett and Jeswald W. Salacuse (filed as Other Exhibit (a) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A and incorporated by reference herein).

     (a)(2) Power of Attorney for Carol L. Colman, Daniel P. Cronin and William R. Hutchinson (filed as Exhibit 99.16 to the Registration Statement on Form N-14 filed on December 19, 2003 and incorporated by reference herein).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


          The Registrant may be deemed to be under common control with certain registered investment companies advised by Salomon Brothers Asset Management (or its affiliates) because entities within the Salomon group own greater than 25% of the outstanding shares of one or more classes of shares of such other investment companies.


ITEM 25. INDEMNIFICATION.


          Reference is made to Article VIII of Registrant's Articles of Incorporation, Article V of Registrant's By-Laws and Section 4 of the Distribution Agreements between the Registrant and Citigroup Global Capital Markets Inc. (formerly Salomon Smith Barney Inc.).


          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


          The list required by this Item 26 of officers and directors of SaBAM, and Citigroup Asset Management Limited, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of their respective FORM ADV filed by SaBAM, SaBAM AP and SaBAM Limited, respectively, pursuant to the Advisers Act (SEC File Nos. 801-32046 and 801-57655, respectively).


ITEM 27. PRINCIPAL UNDERWRITERS


          (a) Citigroup Global Markets Inc. ("CGM")(formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for Smith Barney Trust II, Citi Cash Reserves, Citi U.S. Treasury Reserves, Citi Tax Free Reserves, Citi California Tax Free Reserves, Citi Connecticut Tax Free Reserves, Citi New York Tax Free Reserves, Citi Premium Liquid Reserves, Citi Premium
U.S. Treasury Reserves, Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves, Citi Institutional Tax Free Reserves, and Citi Institutional Cash Reserves. CGM is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

     CGM is also the distributor for the following funds: Salomon Brothers New York Tax Free Bond Fund, Salomon Brothers National Tax Free Bond Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers Mid Cap Fund, Smith Barney Allocation Series Inc., Smith Barney Diversified Large Cap Growth Fund, Smith Barney Small Cap Growth Opportunities Fund, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund, Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c) Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     (1)  Salomon Brothers Asset Management Inc
          399 Park Avenue
          New York, New York 10022


     (2)  PFPC, Inc.
          P.O. Box 9764
          Providence, RI 02940-9764

     (3)  State Street Bank and Trust Company
          225 Franklin Street
          Boston, MA 02110


     (4)  Citigroup Global Markets Inc.
          388 Greenwich Street
          New York, New York 10013


ITEM 29. MANAGEMENT SERVICES.

          Not applicable.

ITEM 30. UNDERTAKINGS.

          Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in fact, thereto duly authorized, in the City of New York and State of New York, on the 27th day of April, 2004.


                                                       SALOMON BROTHERS VARIABLE
                                                            SERIES FUNDS INC
                                                            (Registrant)


                                                       By:  /s/ R. JAY GERKEN
                                                           ---------------------
                                                               R. JAY GERKEN
                                                                 PRESIDENT

          Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Signature                      Title                      Date
        ---------                      -----                      ----


  /s/ R. JAY GERKEN      Chairman, President and Director     April 27, 2004
----------------------   (Principal Executive Officer)
   (R. JAY GERKEN)

          *              Director                             April 27, 2004
----------------------
  (CAROL L. COLMAN)


          *              Director                             April 27, 2004
----------------------
  (DANIEL P. CRONIN)


          *              Director                             April 27, 2004
----------------------
   (LESLIE H. GELB)

          *              Director                             April 27, 2004
----------------------
(JESWALD W. SALACUSE)


          *              Director                             April 27, 2004
----------------------
 (DR. RIORDAN ROETT)


          *              Director                             April 27, 2004
----------------------
(WILLIAM R. HUTCHINSON)


 /s/ ANDREW B. SHOUP     Senior Vice President and Chief      April 27, 2004
----------------------   Administrative Officer (Principal
  (ANDREW B. SHOUP)      Financial and Accounting Officer)


*By: /s/ R. JAY GERKEN
----------------------
      R. JAY GERKEN
   AS ATTORNEY-IN-FACT

                                  Exhibit Index

  (j)    Consent of PricewaterhouseCoopers LLP




                             STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as...................................  'D'
The double dagger symbol shall be expressed as............................ 'DD'